Exhibit 10.26

Execution Version

CONFIDENTIAL

COLLABORATION AND LICENSE AGREEMENT

BY AND BETWEEN

AKEBIA THERAPEUTICS, INC.

and

OTSUKA PHARMACEUTICAL CO. LTD.

Dated December 18, 2016

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

-i-

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

COLLABORATION AND LICENSE AGREEMENT

THIS COLLABORATION AND LICENSE AGREEMENT (this “Agreement”) is made and entered into as of December 18, 2016 (“Effective Date”) between Akebia Therapeutics, Inc., a company organized and existing under the laws of the State of Delaware, United States of America with its principal offices at 245 First Street, Cambridge, MA 02142 (“Akebia”), and Otsuka Pharmaceutical Co. Ltd., a company organized and existing under the laws of Japan, having a registered office located at 2-9, Kanda Tsukasa-machi, Chiyoda-ku, Tokyo 101-8535, Japan (“Licensee”).

Akebia and Licensee may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Akebia is the owner of, or otherwise controls, the Akebia Technology, the Licensed Compound, and the Licensed Products in the Territory;

WHEREAS, Licensee (itself and through its Affiliates) has expertise in the development of biopharmaceutical products and commercial capabilities in the Territory, and is interested in obtaining a license to Develop, perform Medical Affairs activities and Non-Promotional Activities with respect to, and Commercialize the Licensed Compound and the Licensed Products in the Territory; and

WHEREAS, the Parties desire to collaborate to Develop, perform Medical Affairs activities and Non-Promotional Activities with respect to, and Commercialize the Licensed Compound and the Licensed Products in the Territory, and Akebia wishes to grant Licensee a license to Develop, perform Medical Affairs activities and Non-Promotional Activities with respect to, and Commercialize the Licensed Compound and the Licensed Products in the Territory as set forth in this Agreement.

NOW THEREFORE, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used in this Agreement (other than the headings of the Sections or Articles) have the meanings set forth in this Article 1 (Definitions), or, if not listed in this Article 1 (Definitions), the meanings as designated in the text of this Agreement.

1.1.

“Affiliate” means, with respect to a Party, any corporation or other business entity controlled by, controlling, or under common control with such Party, with “control” meaning (a) direct or indirect beneficial ownership of at least 50% of the voting stock or other ownership interest of, or at least a 50% interest in the income of, the applicable entity, or (b) the possession, directly or indirectly, of the power to direct the management or policies of the applicable entity, whether through the ownership of voting securities or other equity rights, by contract relating to voting rights or corporate governance, or

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

otherwise.  Notwithstanding the foregoing, “Affiliates” shall not include, with respect to an entity, bona fide venture capital investors in such entity or bona fide institutional investors in such entity, which institutional investors routinely make venture capital investments for the potential financial return on such investments and not with any view to acquisition or for other strategic purpose, or Affiliates of such venture capital or institutional investors.

1.2.	“Akebia Account” means [***].
1.3.

“Akebia Collaboration Share Percentage” means 100% minus the Licensee Collaboration Share Percentage at the applicable time. For clarity, as of the Effective Date, the Akebia Collaboration Share Percentage is 50%.

1.4.

“Akebia Housemarks” means (a) the corporate logo of Akebia, (b) the trademarks “AKEBIA,” “PRO2TECT,” “INNO2VATE,” and “O2XYGEN,” (c) any other trademark, trade name or service mark (whether registered or unregistered) containing the word “Akebia,” (d) any trademark, trade name, or service mark (whether registered or unregistered) used as the name of any clinical trial for any Licensed Product, (e) any other corporate logo or trademark of Akebia used by Akebia to identify Akebia or its Affiliates, (f) all registrations, applications for registrations, and other intellectual property rights associated with any of the foregoing, and (g) all goodwill associated with any and all of the foregoing in clauses (a) through (f).

1.5.

“Akebia Improvement” means any Improvement that is made during the Term in the course of the activities undertaken by Akebia pursuant to this Agreement or pursuant to the license grants in Section 2.2 (Grant of Licenses to Akebia), solely by one or more employees of Akebia or any Affiliate of Akebia, or persons contractually required to assign or license such Improvement (or Patents Covering such Improvement) to Akebia or any Affiliate of Akebia, but excluding any Joint Know-How.

1.6.

“Akebia Know-How” means all Know-How (excluding Joint Know-How), that is (a) Controlled as of the Effective Date or during the Term by Akebia or any of its Affiliates; and (b) is either (i) disclosed to Licensee or any of its Affiliates pursuant to this Agreement; or (ii) is necessary or reasonably useful for the Development or Commercialization of the Licensed Compound or a Licensed Product.

1.7.

“Akebia Patents” means all Patents (excluding Joint Patents) that (a) are Controlled as of the Effective Date or during the Term by Akebia or any of its Affiliates in the Territory, and (b) (i) include one or more claims that Cover the Licensed Compound or a Licensed Product or their respective Development, manufacture, use, design, registration, offer for sale, sale, or importation, or (ii) are necessary or reasonably useful (or, with respect to patent applications, would be necessary or reasonably useful if such patent applications were to issue as patents) for the Development or Commercialization of the Licensed Compound or a Licensed Product.  Akebia Patents include any and all Patents Controlled by Akebia or any of its Affiliates in the Territory that Cover Akebia Improvements or Licensee Product Improvements.  All Akebia Patents as of the Effective Date are set forth on Schedule 1.7.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.8.

“Akebia Reserved Disputes” means any dispute of the [***] with respect to (a) the Development of the Licensed Compound or the Licensed Products (including [***]), (b) [***] relating to the Licensed Compound or any Licensed Product, (c) [***] of the Licensed Compound or the Licensed Products in the Territory in accordance with [***], including with respect to [***] (subject to Section [***]), (d) pricing strategy and [***] (to the extent applicable in any country in the Territory) for each Licensed Product in the Territory, (e) activities related to [***] (or any updates or amendments thereto) (excluding the [***]), (f) [***] for each Licensed Product and [***] for use in the Territory, and (g) all [***]; provided, however, that if (i) Akebia [***], then an Akebia Reserved Dispute will not include any dispute regarding [***], or (ii) [***], an Akebia Reserved Dispute will not include any dispute regarding [***] pursuant to Section [***].

1.9.	“Akebia Technology” means Akebia Know-How, Akebia Patents, Licensee Product Improvements, Akebia Improvements, and Akebia’s interest in Joint Technology.
1.10.	“API” means active pharmaceutical ingredient, which is also commonly referred to as drug substance. For the avoidance of doubt, API shall include any prodrug form.
1.11.

“Applicable Law” means any applicable law (including common law), statute, rule, regulation, order, judgment, or ordinance of any Governmental Authority (including any Regulatory Authority), including those concerning environmental, health, regulatory, privacy, and safety matters.

1.12.

“Approval Study” means any clinical or non-clinical study that is (a) necessary or recommended by a Regulatory Authority for obtaining Regulatory Approval, or (b) required by a Regulatory Authority for maintaining Regulatory Approval, in each case, ((a) or (b)), for any Licensed Product for the DD-CKD Indication or the NDD-CKD Indication in the U.S.

1.13.

“Approved Labeling” means, with respect to each Licensed Product:  (a) the Regulatory Authority-approved full prescribing information for such Licensed Product; and (b) the Regulatory Authority-approved labels and other written, printed, or graphic matter upon any container, wrapper, or any package insert, utilized with or for such Licensed Product.

1.14.	“ASSURE Program” means Licensee’s program that provides [***] services to patients [***].
1.15.

“Bundled Product” means a product that contains a Licensed Product and one or more other devices or components (each, an “Other Component”) and that is either (a) packaged together for sale or shipment as a single unit or sold at a single price, or (b) marketed or sold collectively as a single product.

1.16.	“Business Day” means any day (other than a Saturday or Sunday) on which the banks in both Cambridge, Massachusetts and Tokyo, Japan are open for business.
1.17.	“CAN Plan” means the rolling [***] Commercialization and Non-Promotional Activities plan for the Territory prepared pursuant to Section 7.2 (CAN Plan).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.18.	“Collaboration Share Percentage” means, with respect to Akebia, the Akebia Collaboration Share Percentage and, with respect to Licensee, the Licensee Collaboration Share Percentage.
1.19.	“Combination Product” means any Licensed Product that is comprised of two or more APIs, at least one of which is the Licensed Compound.
1.20.

“Commercialization” means, with respect to a Licensed Product, any and all activities directed to the marketing, promotion, distribution, offering for sale, and sale of such Licensed Product, including Detailing, but excluding activities directed to the manufacture and Development of the Licensed Compound or a Licensed Product.  When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization, and “Commercialized” has a corresponding meaning.

1.21.

“Commercially Reasonable Efforts” means, with respect to the Development, manufacture, performance of Medical Affairs activities and Non-Promotional Activities with respect to, and Commercialization of the Licensed Compound or a Licensed Product by a Party, those efforts and resources, including reasonably necessary personnel, equivalent to the efforts that a research-based biopharmaceutical company or a pharmaceutical company that is comparable to such Party would typically devote to a product of similar market potential, profit potential, and strategic value and at a comparable stage in development or product life to such Licensed Product, based on conditions then prevailing and taking into account all relevant factors, including issues of safety and efficacy, anticipated or actual product labeling, the competitiveness of alternative Third Party products in the marketplace, the nature and extent of expected and actual market exclusivity (including Patent coverage and regulatory exclusivity), the expected likelihood of regulatory approval, the expected and actual reimbursability and pricing, the potential profitability of such Licensed Product marketed or to be marketed, and other relevant scientific, technical, and commercial factors.

1.22.

“Competing Product” means a product that is approved by an applicable Regulatory Authority for the treatment of anemia associated with chronic kidney disease, including any HIF Product, but excluding (a) the Licensed Products, (b) all products that [***], and (c) all [***].

1.23.

“Confidential Information” means Know-How and any technical, scientific, trade, research, manufacturing, business, financial, marketing, product, supplier, intellectual property, and other information that may be disclosed by one Party to the other Party pursuant to this Agreement (including information disclosed prior to the Effective Date pursuant to the Confidential Disclosure Agreement), regardless of whether such information is specifically designated as confidential and regardless of whether such information is in written, oral, electronic, or other form.

1.24.

“Controlled” means, with respect to a Party or its Affiliate, any Know-How, Patent, or other intellectual property right that such Party or Affiliate, as the case may be, owns or has a license to and has the ability to grant to the other Party a license or sublicense to, or a right of access with respect to, such Know-How, Patent, or other intellectual property

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

right, without violating the terms of any agreement or other arrangements with any Third Party or incurring any additional payment obligations to a Third Party other than payment obligations incurred under licenses taken pursuant to Section 10.10.3 (Responsibility for Third Party Licenses).  Notwithstanding the foregoing, no Patent, Know-How, or other intellectual property right will be “Controlled” by either Party hereunder if such Patent, Know-How, or other intellectual property right is owned or in-licensed by a Third Party that becomes an Affiliate of such Party after the Effective Date as a result of such Party being acquired by such Third Party, whether by merger, stock purchase, or purchase of assets; provided that prior to the date of such transaction, neither such Party nor any of its Affiliates had any rights to any such Patent, Know-How, or other intellectual property right. Notwithstanding the foregoing, any such Patent, Know-How, or other intellectual property right that is owned or in-licensed by such an acquiring Third Party and that is necessary for or used following the date of such transaction by such Third Party or acquired Party in connection with the manufacture, Development, conduct of Medical Affairs activities, conduct of Non-Promotional Activities, Commercialization, or other exploitation of the Licensed Compound or any Licensed Product will be “Controlled” by such Third Party (as an Affiliate) or acquired Party for purposes of this Agreement.

1.25.

“Cover” means, with respect to a particular subject matter at issue and a relevant Patent, that the manufacture, use, sale, offer for sale, or importation of the subject matter would fall within the scope of a claim in such Patent.

1.26.

“Current Global Development Costs” means the fully-allocated internal and external costs incurred by Akebia in implementing the Current Global Development Plan, calculated in accordance with U.S. GAAP consistently applied and reflected in its audited financial statements.

1.27.

“Current Global Development Plan” means the plan setting forth the activities under the Current Global Development Program that have been undertaken and will be undertaken by or on behalf of Akebia, and its Affiliates and licensees (including Licensee, if applicable pursuant to Section 4.1 (Current Global Development)), for the purpose of Developing the Licensed Compound and the Licensed Products and obtaining Regulatory Approval from the FDA and the EMA for the Licensed Products for the DD-CKD Indication and the NDD-CKD Indication, together with the budget and timelines for such activities including the proposed clinical trials and regulatory plans, as well as outlining the key elements involved in obtaining Regulatory Approval of the Licensed Products from the FDA and the EMA for the DD-CKD Indication and the NDD-CKD Indication.

1.28.	“Current Global Development Program” means the Global Phase 3 Program, [***], the other clinical and non-clinical studies set forth on Schedule 1.28, and any Approval Study.
1.29.	“DD-CKD Indication” means the treatment of anemia in pediatric and adult dialysis patients with chronic kidney disease.
1.30.	“Detail” means an interactive face-to-face visit by a PSR with a healthcare provider who has prescribing authority or is able to influence or is responsible for patient identification

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

or management and is within the designated target audience during which approved uses, safety, effectiveness, contraindications, side effects, warnings, or other relevant characteristics of a Licensed Product are discussed in an effort to increase prescribing preferences of a Licensed Product for its approved uses.  Details will not include (a) any Medical Affairs or any other activities conducted pursuant to the Medical Affairs Plan, or any Non-Promotional Activities, or (b) E-details, activities conducted at conventions or similar gatherings and activities performed by market development specialists, managed care account directors and other personnel not performing face-to-face sales calls or not specifically trained with respect to a pharmaceutical product.  “Detailing” means the act of performing Details and to “Detail” means to perform Details.

1.31.

“Development” means all internal and external research, development, and regulatory activities regarding the Licensed Compound or the Licensed Products.  This includes (a) research, preclinical testing, toxicology, route of synthesis, non-clinical activities, formulation, and clinical studies of such Licensed Compound or Licensed Products; and (b) preparation, submission, review, and development of data or information for the purpose of submission to a Regulatory Authority to obtain authorization to conduct clinical trials and to obtain or maintain Regulatory Approval of a Licensed Product.  Development shall include development and regulatory activities for additional forms, formulations, or indications for a Licensed Product after Regulatory Approval of such Licensed Product, including clinical trials initiated following receipt of Regulatory Approval or any clinical trial to be conducted after a Regulatory Approval that was mandated by the applicable Regulatory Authority as a condition of such Regulatory Approval with respect to an approved indication including post-marketing studies and observational studies, if required by any Regulatory Authority in any country in the Territory to maintain Regulatory Approval for a Licensed Product in such country.  “Develop,” “Developing,” and “Developed” shall be construed accordingly.

1.32.	“Dialysis Organization” means any dialysis organization, such [***] and their respective affiliates and related entities.
1.33.

“Distribution Costs” means, for a calendar quarter, an amount equal to [***] of the Licensed Products in the Territory to the Akebia Account and the Licensee Accounts during such quarter, which amount represents an estimate of the costs incurred by the Parties or their Affiliates in connection with the distribution of the Licensed Products in the Territory, including order-to-cash services (e.g., order processing, invoicing, collection of receivables, returns processing, processing of chargebacks, and reporting for accounting), and inventory services (e.g., warehousing, distribution, and inventory management, but, for clarity, excluding inventory management fees or similar fees paid to wholesalers or distributors).

1.34.	“Dollars” or “$” means the legal tender of the U.S.
1.35.	“ESA Hyporesponder” means subjects with (a) [***] or (b) [***] of (i) [***], or (ii) [***].
1.36.	“EU” means the European Union.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.37.	“Excess Cost Share” means the [***] incurred by Akebia during a given period in connection with the Current Global Development Program in excess of the Threshold Amount.
1.38.

“Excess Cost Share Percentage” means the [***] and will not change unless Licensee accepts Akebia’s request to increase such percentage in accordance with Section 9.6 (Increase to the Licensee Collaboration Share Percentage).

1.39.	“Executive Officer” means the chief executive officer of a Party or any of its Affiliates or his or her designee.
1.40.	“Expert Reserved Matter” means a disagreement at the JCC and, following escalation, the JSC and the Executive Officers, regarding [***] or an [***] and, accordingly, whether [***].
1.41.

“FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended from time-to-time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).

1.42.	“FDA” means the U.S. Food and Drug Administration or any successor agency thereto.
1.43.	“Field” means the treatment, prevention, or diagnosis of any diseases or conditions in humans, including the Initial Indications.
1.44.	“Finished Form” means a Licensed Product in the Tablet Formulation, or any other formulation of a Licensed Product, in finished form and with all applicable Packaging and Labeling.
1.45.

“First Commercial Sale” means, for each Licensed Product in a country in the Territory, the first sale for end use or consumption to a Third Party of such Licensed Product in such country by a Party, its Affiliates, or its permitted licensees after the granting of Regulatory Approval in the Field for such Licensed Product by the relevant Regulatory Authority in such country.  First Commercial Sale excludes any sale or other distribution for use in a clinical trial or other Development activity or for compassionate or named-patient use sold at or below Seller’s costs.

1.46.

“FTE” means the equivalent of the work of one duly qualified employee of a Party full time for one year (consisting of a total of [***] hours per year) carrying out Development, manufacturing, Medical Affairs, Licensed Product Support Services, Non-Promotional Activities, or other regulatory, distribution, scientific, or technical work under this Agreement.  Overtime, and work on weekends, holidays and the like will not be counted with any multiplier (e.g., time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution, and no individual may be charged at greater than one FTE, regardless of that individual’s hours worked during that year.  The portion of an FTE billable by a Party for one employee during a given accounting period will be determined by dividing the number of hours worked directly by such employee on the work to be conducted under this Agreement during such accounting period by the number of FTE hours applicable for such accounting period based on [***] working hours per calendar year.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.47.

“FTE Cost” means, with respect to each category of FTE to be deployed by a Party, such Party’s applicable fully burdened cost per calendar year for such category of FTE, which cost will be identified by such Party at the time that the Parties agree to deploy such category of FTE and will be set forth in the applicable plan and budget therein.  Each FTE Cost will be increased each calendar year, commencing the year after such category of FTE is first deployed by a Party under this Agreement, by the net positive unadjusted percentage change (if any) in the Consumer Price Index published by the Bureau of Labor Statistics, United States Department of Labor, measured over the 12-month period ending December 31 of the prior calendar year.

1.48.

“Generic Licensed Product” means, on a Licensed Product-by-Licensed Product (including Combination Product-by-Combination Product) and country-by-country basis in the Territory, any pharmaceutical product sold by a Third Party in such country that:  (a) contains the [***] the applicable Licensed Product in the same [***] (e.g., oral, injectable, or intranasal) as the applicable Licensed Product, and (b) is categorized by the applicable Regulatory Authority in such country to be [***] to, [***], such Licensed Product, such that the pharmaceutical product may be substituted for such Licensed Product at the point of dispensing without any intervention by the prescribing physician in such country.

1.49.

“Generic Competition Percentage” means, on a Licensed Product-by-Licensed Product and country-by-country basis in the Territory, [***]the applicable Generic Licensed Products in a calendar quarter in such country [***]:  (a) [***] such Licensed Product sold in such calendar quarter in such country, and (b) [***] in such calendar quarter in such country, where, in each case ((a) and (b)), the total aggregate units of such Licensed Product and such Generic Licensed Products will be based on the average of the monthly data provided by IMS Health Incorporated (or IMS-equivalent data as agreed by the Parties).

1.50.

“Global Phase 3 DD-CKD Program” means the Phase 3 global clinical studies for the DD-CKD Indication, known informally as the INNO2VATE studies, consisting of a conversion study and a correction study, and known formally as the “Phase 3, Randomized, Open-Label, Active-Controlled Study Evaluating the Efficacy and Safety of Oral Vadadustat for the Maintenance Treatment of Anemia in Subjects with Dialysis-Dependent Chronic Kidney Disease (INNO2VATE – Conversion)” (AKB-6548-CI-0017) and the “Phase 3, Randomized, Open-Label, Active-Controlled Study Evaluating the Efficacy and Safety of Oral Vadadustat for the Correction of Anemia in Subjects with Incident Dialysis-Dependent Chronic Kidney Disease (INNO2VATE – Correction)” (AKB-6548-CI-0016).

1.51.

“Global Phase 3 NDD-CKD Program” means the Phase 3 global clinical studies for the NDD-CKD Indication, known informally as the PRO2TECT studies, consisting of a conversion study and a correction study, and known formally as the “Phase 3, Randomized, Open-Label, Active-Controlled Study Evaluating the Efficacy and Safety of Oral Vadadustat for the Maintenance Treatment of Anemia in Subjects with Non-Dialysis Dependent Chronic Kidney Disease (PRO2TECT – Conversion)” (AKB-6548-CI-0015) and the “Phase 3, Randomized, Open-Label, Active-Controlled Study Evaluating the Efficacy and Safety of Oral Vadadustat for the Correction of Anemia in Subjects with Non-Dialysis-Dependent Chronic Kidney Disease (PRO2TECT – Correction)” (AKB-6548-CI-0014).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.52.	“Global Phase 3 Program” means the Global Phase 3 NDD-CKD Program and the Global Phase 3 DD-CKD Program collectively.
1.53.

“Good Clinical Practices” or “GCP” means the then-current good clinical practice standards, practices, and procedures promulgated or endorsed by the applicable Regulatory Authority as set forth in the guidelines imposed by such Regulatory Authority, as may be updated from time-to-time.

1.54.

“Good Laboratory Practices” or “GLP” means the then-current good laboratory practice standards, practices, and procedures promulgated or endorsed by the applicable Regulatory Authority as set forth in the guidelines imposed by such Regulatory Authority, as may be updated from time-to-time.

1.55.

“Good Manufacturing Practices” or “GMP” means the then-current good manufacturing practice standards, practices and procedures promulgated or endorsed by the applicable Regulatory Authority as set forth in the guidelines imposed by such Regulatory Authority, as may be updated from time-to-time.

1.56.

“Governmental Authority” means any court, agency, department, authority, or other instrumentality of any national, state, provincial, county, city, or other political subdivision. For clarity, Governmental Authorities includes all Regulatory Authorities.

1.57.

“Government Official” means any official, officer, employee or representative of: (a) any federal, state, provincial, administrative division, county or municipal government or any department or agency thereof; (b) any public international organization or any department or agency thereof; or (c) any company or other entity owned or controlled by any government.

1.58.

“HCP” means any and all physicians, nurses, pharmacists, hospitals, Dialysis Organizations, or other healthcare providers, irrespective of prescribing authority, including medical practices, and individual health care providers.

1.59.

“HIF Product” means any product or product candidate that is a hypoxia-inducible factor prolyl-hydroxylase inhibitor for the treatment of anemia related to chronic kidney disease.  For the avoidance of doubt, “HIF Product” shall include [***], and each Licensed Product.

1.60.	“Housemarks” means the Akebia Housemarks and the Licensee Housemarks.
1.61.	“Hyporesponder Endpoint” means either (a) [***] or (b) [***].
1.62.

“Hyporesponder Study” means the Phase 2, randomized, open-label study (AKB-6548-CI-0018) evaluating the efficacy and safety of oral vadadustat for the treatment of anemia in subjects with dialysis dependent chronic kidney disease (DD-CKD) who are hyporesponsive to erythropoiesis stimulating agents.

1.63.	“IFRS” means International Financial Reporting Standards.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.64.

“Improvement” means any Invention relating to, arising from the use of, or including the Licensed Compound or a Licensed Product, including any New Formulation, or its respective Development, manufacture, use, design, registration, offer for sale, sale, or importation.

1.65.

“IND” means an Investigational New Drug application required pursuant to 21 C.F.R. Part 312 or any comparable filings outside of the U.S. (such as an application for a Clinical Trial Authorization in the EU).

1.66.

“Initial Indications” means the DD-CKD Indication and the NDD-CKD Indication, and any other indication in the Field for which the label of a Licensed Product is approved based on the data generated from the performance of the Current Global Development Program.

1.67.	“Invention” means any process, method, composition of matter, article of manufacture, discovery or finding that is conceived or reduced to practice (whether or not patentable).
1.68.

“Joint Know-How” means any Know-How that is jointly made during the Term in the course of performance of any activities undertaken pursuant to this Agreement (including under the licenses granted hereunder) by at least one employee of Akebia or its Affiliate or any Third Party contractually required to assign or license such Know-How to Akebia and at least one employee of Licensee or its Affiliate or Third Party contractually required to assign such Know-How to Licensee, but excluding any Akebia Improvements, Licensee Product Improvements, and Retained Licensee Improvements.

1.69.	“Joint Patents” means all Patents that Cover the Joint Know-How.
1.70.	“Joint Technology” means Joint Know-How and Joint Patents.
1.71.

“Know-How” means Inventions, discoveries, trade secrets, information, experience, data, formulas, procedures, technology, and results (whether or not patentable), including practices, knowledge, know-how, experience and test data (including physical, chemical, biological, toxicological, pharmacological, clinical and veterinary data), dosage regimens, control assays, product specifications, analytical and quality control data, marketing, pricing, distribution cost and sales data or descriptions.

1.72.

“Knowledge” means, with respect to a Party, the actual knowledge of such Party’s and its United States Affiliates’ [***] as of the Effective Date, without any inquiry or investigation.  For this purpose, [***] means [***].

1.73.	“Licensed Compound” means the API referred to as vadadustat, formerly known as AKB-6548, and any salt or crystal form thereof. Licensed Compound includes any prodrug form of vadadustat.
1.74.	“Licensed Product” means any pharmaceutical product, drug product, preparation, formulation, or dosage form thereof that has the Licensed Compound as at least one API.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.75.

“Licensee Collaboration Share Percentage” means 50%, unless Licensee accepts Akebia’s request to increase such percentage in accordance with Section 9.6 (Increase to the Licensee Collaboration Share Percentage), in which case the Licensee Collaboration Share Percentage will be increased to [***], as specified by Akebia in its notice to Licensee requesting such increase.

1.76.

“Licensee Contributed Technology” means (a) if Licensee performs any Development activities with respect to the Licensed Compound or the Licensed Products under this Agreement, any Licensee Patent Covering an invention that Licensee or its Affiliates uses in connection with such Development activities or incorporates into the Licensed Compound or the Licensed Products, in each case, in their sole discretion, and (b) any Licensee Know-How.

1.77.

“Licensee Housemarks” means (a) the corporate logo of Licensee or any of its Affiliates, (b) the trademark “Otsuka,” (c) any other trademark, trade name or service mark (whether registered or unregistered) containing the word “Otsuka,” and (d) any other corporate logo or trademark used by Licensee to identify Licensee or its Affiliates, (e) all registrations, applications for registrations, and other intellectual property rights associated with any of the foregoing, and (f) all goodwill associated with any and all of the foregoing in clauses (a) through (e).

1.78.

“Licensee Improvement” means any Improvement that is made during the Term in the course of the activities undertaken by Licensee pursuant to this Agreement or pursuant to the license grants in Section 2.1 (Grant of License to Licensee), solely by one or more employees of Licensee or any Affiliate of Licensee, or persons contractually required to assign or license such Improvement (or Patents Covering such Improvement) to Licensee or any Affiliate of Licensee, but excluding any Joint Know-How.

1.79.

“Licensee Know-How” means all Know-How (excluding Joint Know-How) that is (a) Controlled as of the Effective Date or during the Term by Licensee or any of its Affiliates, and (b) either (i) disclosed to Akebia or any of its Affiliates pursuant to this Agreement, or (ii) necessary or reasonably useful for the Development, manufacture, or Commercialization of the Licensed Compound or a Licensed Product.

1.80.

“Licensee Patents” means all Patents (excluding Joint Patents) that (a) are Controlled as of the Effective Date or during the Term by Licensee or any of its Affiliates in the Territory, and (b) (i) include one or more claims that Cover the Licensed Compound or a Licensed Product or their respective Development, manufacture, use, design, registration, offer for sale, sale or importation, or (ii) are necessary or reasonably useful (or, with respect to patent applications, would be necessary or reasonably useful if such patent applications were to issue as patents) for the Development or Commercialization of the Licensed Compound or a Licensed Product.

1.81.	“Licensee Product Improvements” means all Licensee Improvements that solely relate to the Licensed Compound or a Licensed Product.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.82.

“Licensee R&D Cost Share” means (a) the Licensee R&D Cost Share Percentage multiplied by the total Current Global Development Costs incurred by Akebia during any period in connection with the Current Global Development Program, plus (b) if (and only if) and after Akebia exercises the R&D Funding Option in accordance with Section 4.1.4 (R&D Funding Option), the Excess Cost Share.

1.83.

“Licensee R&D Cost Share Percentage” means [***]% multiplied by the Licensee Collaboration Share Percentage.  For clarity, as of the Effective Date, the Licensee R&D Cost Share Percentage is [***].  If the Licensee Collaboration Share Percentage changes to [***] pursuant to Section 9.6 (Increase to the Licensee Collaboration Share Percentage), then the Licensee R&D Cost Share Percentage would be [***].

1.84.	“Licensee Technology” means Licensee Know-How, Licensee Patents, Retained Licensee Improvement Technology, and Licensee’s interest in Joint Technology.
1.85.

“Limited Recall” means a recall or retrieval of a Licensed Product on grounds of product quality or manufacturing defect (such as failure to meet specifications or to be manufactured in accordance with GMP) or public health or safety which is limited as to lots or batches of a Licensed Product.

1.86.

“LOE Date” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the latest date on which such Licensed Product ceases to have exclusivity in a country by reason of (a) there ceasing to be a valid and enforceable claim of any issued Akebia Patent, Joint Patent, or Retained Licensee Improvement Patent in such country in the Territory that provides exclusivity for such Licensed Product, and (b) expiration of data or regulatory exclusivity in such country in the Territory.

1.87.	“MACE” means any major adverse cardiovascular event, specifically, [***].
1.88.

“Manufacturing Costs” means (a) with respect to any Licensed Product in API, bulk form or Finished Form that is manufactured and supplied by a Third Party, the actual prices paid by Akebia to such Third Party for released batches of such Licensed Product; and (b) to the extent any Licensed Product in API, bulk form, or Finished Form is manufactured and supplied by a Party or its Affiliates, the fully burdened cost of all direct materials and labor and fully allocated manufacturing overhead directly attributable to the manufacture, storage, packaging, and shipping of such Licensed Product, calculated in accordance with U.S. GAAP or IFRS (as applicable to a Party), including all Licensed Product testing and yield loss costs (to the extent within typical yield loss, as agreed by the Parties and set forth in the Manufacturing Plan or a Supply Agreement), quality control, quality assurance, or other testing of such Licensed Product, together with all reasonably allocated indirect costs and overhead applicable to the manufacturing of such Licensed Product (including internal FTE costs associated with supply thereof), or technical operations functions, less costs of goods returned in accordance with such Party’s or its Affiliates’ or suppliers’ return policy]; provided that, with respect to manufacturing overhead attributable to such Licensed Product, Manufacturing Costs calculated in accordance with clause (b) shall [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.89.

“Mark” means any trademark, trade name, service mark, service name, product name, brand, domain name, trade dress, logo, slogan, or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing.

1.90.

“Medical Affairs” means activities conducted by Akebia’s or Licensee’s medical affairs departments, including communications with key opinion leaders, conducting investigator-initiated studies, medical education, symposia, advisory boards (to the extent related to medical affairs or clinical guidance), activities performed in connection with patient registries, and other medical programs and communications, including educational grants, research grants, and charitable donations to the extent related to medical affairs and not Non-Promotional Activities.

1.91.

“Medical Education Materials” means all written medical education materials relating to any condition treated with a Licensed Product, and other printed, graphic, electronic, audio, video, or other media and materials used to educate the public regarding a Licensed Product or any indication treated with a Licensed Product.

1.92.

“Medical Science Liaison” or “MSL” means an individual who (a) is employed by a Party or its Affiliate (except, with respect to Akebia, as provided in Section 6.3 (Medical Science Liaisons)), and (b) is not a PSR or otherwise engaged in direct selling, promotion, or Detailing of a Licensed Product.

1.93.	“NDA” means a New Drug Application or its equivalent for submission to the FDA or its equivalent in the Territory.
1.94.	“NDD-CKD Indication” means the treatment of anemia in pediatric and adult non-dialysis patients with chronic kidney disease.
1.95.

“Net Sales” means the gross amounts invoiced by a Party or its Affiliates (each, a “Seller”) to Third Parties in the Territory, for consideration, reduced by the following amounts to the extent such items are customary under industry practices:

1.95.1.

trade, cash, and quantity discounts actually allowed and taken directly with respect to such sales or transfers, and inventory management fees paid to wholesalers and reasonably allocated to such Licensed Product;

1.95.2.

tariffs, duties, excises, value added tax and other sales taxes imposed upon and paid with respect to the sale, transportation, delivery, use, exportation, or importation of such Licensed Product (which does not include income, withholding or similar taxes), to the extent such amounts are included in the gross invoiced sales price;

1.95.3.	amounts actually repaid or credited upon returns, rejections, defects, recalls (due to spoilage, damage, expiration of useful life), price adjustments, billing errors, or trial prescriptions;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.95.4.	invoiced freight, shipping, and insurance expenses specific to such Licensed Product and allocated accordingly, to the extent such amounts are included in the gross invoiced sales price;
1.95.5.	invoiced amounts that are actually written off as uncollectible in accordance with Seller’s accounting policies, as consistently applied;
1.95.6.	allowances or credits actually paid or given to customers on account of price reductions affecting such Licensed Product;
1.95.7.	rebates, discounts, or charge-backs actually paid or credited to any governmental agency (or branch of government) or to any Third Party payor, administrator, or contractee, including any Payor; and
1.95.8.	discounts actually paid under state-legislated or Seller-sponsored discount prescription drug programs or reductions or coupon and voucher programs.

If Seller receives [***], then the Net Sales amount for such Licensed Product [***].

Subject to the above, Net Sales shall be determined in accordance with U.S. GAAP or IFRS, as applicable, consistently employed by the Seller.

In the event of any sale of a Combination Product or a Bundled Product, the Net Sales from the Combination Product or Bundled Product, for the purposes of determining payments hereunder based on Net Sales, shall be determined by multiplying the Net Sales of the Combination Product or Bundled Product (as applicable), during the applicable reporting period, by the fraction, A/(A+B), where A is the average sale price of a Licensed Product when sold separately in finished form and B is either (a) the average sale price of the other APIs included in the Combination Product when sold separately in finished form (in the case of a Combination Product), or (b) the average sales price of the Other Components included in the Bundled Product when sold separately (in the case of a Bundled Product), in each case, during the applicable reporting period or, if sales of both a Licensed Product and the other APIs or Other Components (as applicable) did not occur in such period, then in the most recent reporting period in which sales of both occurred.  If such average sale price cannot be determined for both a Licensed Product and all other APIs included in such Combination Product or all Other Components included in the Bundled Product (as applicable), then Net Sales for the purposes of determining payments hereunder based on Net Sales shall be determined by multiplying the Net Sales of the Combination Product or Bundled Product (as applicable) during the applicable reporting period by the fraction of C/(C+D) where C is the fair market value of a Licensed Product and D is either (i) the fair market value of all other APIs included in the Combination Product (in the case of a Combination Product), or (ii) the average sales price of the Other Components included in the Bundled Product when sold separately (in the case of a Bundled Product).  In such event, Seller shall in good faith make a determination of the respective fair market values of a Licensed Product and all other APIs or Other Components, as applicable, included in the Combination Product or Bundled Product (as applicable).

If a Licensed Product is sold as part of a Bundled Product, then Seller [***] of a Licensed Product included in such Bundled Product [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.96.

“New Formulation” means any formulation of a Licensed Product other than the Tablet Formulation or any other formulation of a Licensed Product used for any clinical or non-clinical study set forth on Schedule 1.27.

1.97.	“New Indication” means any indication for a Licensed Product other than the Initial Indications.
1.98.

“Non-Promotional Activities” means activities that do not involve the promotion, marketing, sale, or other Commercialization of the Licensed Products and are not conducted by Akebia’s or Licensee’s medical affairs departments.  For the avoidance of doubt, Non-Promotional Activities include [***].

1.99.	“Other Covered Party” means any political party or party official, or any candidate for political office.
1.100.

“Other Global Development” means activities that are not included in the Current Global Development Program or any Territory-Specific Development to be undertaken by or on behalf of Akebia and its Affiliates, licensees (including Licensee, if applicable), and sublicensees in Developing the Licensed Compound and the Licensed Products and obtaining and maintaining Regulatory Approval from the FDA and the EMA for Licensed Products (including for New Indications or in New Formulations, if applicable, as set forth in Section 4.2 (Additional Development)).

1.101.

“Other Global Development Plan” means a plan setting forth the activities in connection with any Other Global Development to be undertaken by or on behalf of Akebia and its Affiliates, licensees (including Licensee, if applicable), and sublicensees, together with the budget and timelines for such activities including the proposed clinical trials, regulatory plans, and manufacturing plans as well as outlining the key elements involved in obtaining and maintaining Regulatory Approval of the Licensed Products from the FDA and the EMA (other than as contemplated in the Current Global Development Plan or any Territory-Specific Development Plan).

1.102.

“Packaging and Labeling” means primary, secondary, or tertiary packaging and labeling of a Licensed Product (in its commercial packaging presentation) for sale or use in the Territory, including the Approved Labeling and insertion of materials such as patient inserts, patient medication guides, and professional inserts and any other written, printed or graphic materials accompanying a Licensed Product and any brand security or anti-counterfeiting measures included in the packaging elements for a Licensed Product considered to be part of the finished packaged Licensed Product, and all testing and release thereof.

1.103.

“Patents” means (a) all patents and patent applications in any country or  jurisdiction, (b) all patent applications filed either from such patents or patent applications or from an application claiming priority from any of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications, and (d) any and all substitutions, renewals, registrations,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

confirmations, extensions or restorations, including revalidations, reissues and re-examinations (including any supplementary protection certificates and the like) of the foregoing patents or patent applications.

1.104.

“Payors” means Governmental Authorities, health insurance providers (e.g., managed care, sickness fund), retail and hospital pharmacies, and other formulary segments (e.g., sub-national and local payors) or any other entity providing reimbursement for a Licensed Product.

1.105.

“Pharmacovigilance Agreement” means an agreement regarding receipt, investigation, and reporting of product complaints, adverse events, product recalls, and any other information related to the safety of a Licensed Product.

1.106.

“Privacy Laws“ means all Applicable Laws with respect to the collection, use, transfer, storage, deletion, processing (both by computer and manually), combination, or other use of subject or other personal data, including the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, including the regulations promulgated thereunder, and any applicable state privacy Applicable Laws.

1.107.	“Product Hyporesponder” means subjects [***].
1.108.

“Product Marks” means any Mark (whether registered or unregistered) selected in accordance with Section 7.21.1 (Product Marks) for use on, with, or to refer to a Licensed Product (other than Akebia Housemarks and Licensee Housemarks, as applicable) or used with patient support or other information or services or Product Materials associated with a Licensed Product in the Territory during the Term, and all intellectual property rights and goodwill associated with the foregoing.

1.109.

“Product Materials” means any and all Promotional Materials, Training Materials, Medical Education Materials, Packaging and Labeling, and all other literature or other information related to a Licensed Product, including literature and information used for Non-Promotional Activities.

1.110.

“Product Withdrawal” means removal of a Licensed Product from the market in any country in the Territory on grounds of public health or safety resulting in discontinuation of all or substantially all distribution of such Licensed Product in such country in the Territory. Product Withdrawal does not include a Limited Recall.

1.111.

“Professional Requirements” includes (a) FDA’s regulations, guidance, and enforcement letters concerning the advertising of prescription drug products, (b) the American Medical Association’s Guidelines on Gifts to Physicians from Industry, (c) the Accreditation Council for Continuing Medical Education (ACCME) Standards for Commercial Support of Continuing Medical Education, (d) the Pharmaceutical Supply Chain Initiative (PSCI) and Pharmaceutical Industry Principles for Responsible Supply Chain Management, (e) the Code on Interactions with Healthcare Professionals promulgated by the Pharmaceutical Research and Manufacturers of America (“PhRMA Code”), (f) the Department of Health and Human Services (“HHS”) Office of Inspector

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

General (“OIG”) Compliance Program Guidance for Pharmaceutical Manufacturers (“OIG Compliance Guidance”), and (g) all other accepted national and international pharmaceutical industry codes of practice in and for the relevant countries in the Territory, as any of the foregoing may be amended from time-to-time.

1.112.

“Professional Sales Representative” or “PSR” means an individual pharmaceutical sales representative (a) who is employed by a Party or its Affiliate (except, with respect to Akebia, as provided in Section 7.5.1 (Sales Representatives)), and (b) who promotes and delivers Details for a Licensed Product in the Territory under this Agreement.

1.113.	“Progression of CKD” means time to [***].
1.114.

“Progression of CKD Endpoint” means a [***] in the Progression of CKD in subjects dosed with a Licensed Product as compared to subjects receiving the comparator drug in the Global Phase 3 NDD-CKD Program.

1.115.

“Promotional Materials” means all written sales, promotion, and advertising materials relating to the Licensed Products, and other printed, graphic, electronic, audio, video, or other media and materials used to promote the Licensed Products.

1.116.

“Regulatory Approval” means, with respect to a particular country or other regulatory jurisdiction, any NDA approval or other approval (other than a Reimbursement Approval), product or establishment license, registration, or authorization of any Regulatory Authority necessary for the commercial sale of a Licensed Product in such country or other regulatory jurisdiction.

1.117.

“Regulatory Authority” means, in a particular country or jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval in such country or jurisdiction, including (a) in the U.S., the FDA and any other applicable Governmental Authority in the U.S. having jurisdiction over the Licensed Products, and (b) in other countries, other analogous Governmental Authorities having jurisdiction over the Licensed Products.

1.118.

“Regulatory Filings” means all applications, filings, dossiers, and other documents submitted to a Regulatory Authority in support of Development of the Licensed Compound and the Licensed Products inside and outside of the Territory, including for the purpose of obtaining Regulatory Approval from that Regulatory Authority.  Regulatory Filings will include all INDs, NDAs, and other Regulatory Approval applications and their equivalents inside or outside of the Territory.

1.119.

“Reimbursement Approval” means an approval, agreement, determination, or other decision by the applicable Governmental Authority or Regulatory Authority that establishes prices charged to end-users for biopharmaceutical products that a Licensed Product will be reimbursed by the Governmental Authorities or Regulatory Authorities in the Territory.

1.120.	“Retained Licensee Improvement” means any Licensee Improvement other than a Licensee Product Improvement.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.121.	“Retained Licensee Improvement Patent” means any Patent Controlled by Licensee or any of its Affiliates during the Term that Covers a Retained Licensee Improvement.
1.122.	“Retained Licensee Improvement Technology” means Retained Licensee Improvements and Retained Licensee Improvement Patents.
1.123.	“Sales Manager” means an employee of a Party that is responsible for the direct supervision of the PSRs of such Party.
1.124.

“Shared Costs” means costs attributable or reasonably allocable to the manufacture of the Licensed Products for Commercialization purposes, and to the performance of Medical Affairs activities, Non-Promotional Activities, or Commercialization activities conducted by or on behalf of a Party or any of its Affiliates in the Territory, in each case, as set forth in the Manufacturing Plan, the Medical Affairs Plan, or the CAN Plan, or set forth in this Section 1.124 (Shared Costs), or otherwise agreed by the Parties; provided that Shared Costs shall not include (a) either Party’s or its Affiliate’s [***], (b) out-of-pocket costs paid by either Party to [***], (c) any costs associated with [***], or (d) costs or expenses incurred in connection with [***].  Notwithstanding the foregoing, Shared Costs shall include:

1.124.1.

costs of manufacturing and supplying the Licensed Products in Finished Form for Commercialization in the Territory, including for sale and distribution to Licensee Accounts and the Akebia Account and for promotional samples of Licensed Product, in each case, charged at [***];

1.124.2.	out-of-pocket expenses incurred by or on behalf of a Party or its Affiliates set forth in the [***];
1.124.3.	costs associated with [***] (if applicable);
1.124.4.	costs of Licensed Product Support Services at the [***], in each case, agreed by the Parties in accordance with Section 7.7 (Licensed Product Support Services);
1.124.5.	[***];
1.124.6.

that portion of the [***] that is reasonably allocable to sales of the Licensed Product, based on the proportion of the Seller’s sales of such Licensed Product to the U.S. Government as compared to Seller’s sales of all products (including such Licensed Product) to the U.S. Government, as defined in the fee calculation from the U.S. Government;

1.124.7.

the allocable portion of the total costs and expenses of any activities conducted pursuant to this Agreement that [***], and where such activities [***], such portion will be [***]% unless otherwise agreed by the Parties.

1.125.	“Statistically Significant” means a p-value [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.126.

“Tablet Formulation” means a Licensed Product containing the Licensed Compound as its sole API in the solid, oral tablet form in the dosage strength used in the Current Global Development Program as of the Effective Date or in any other dosage strength of the solid, oral tablet form manufactured by or on behalf of Akebia at any time during the Term.  For clarity, the Tablet Formulation excludes [***].

1.127.	“Territory” means the U.S. as of the Effective Date, as may be expanded pursuant to Section 2.6 (Territory).
1.128.

“Territory-Specific Development” means activities that are not included in the Current Global Development Program or in any Other Global Development to be undertaken by or on behalf of Akebia and its Affiliates or Licensee and its Affiliates in Developing the Licensed Compound and the Licensed Products solely for the Territory and obtaining Regulatory Approval solely from the FDA or any other Regulatory Authority in the Territory.

1.129.

“Territory-Specific Development Plan” means a plan setting forth the activities in connection with the Territory-Specific Development to be undertaken by or on behalf of Akebia and its Affiliates and sublicensees or Licensee and its Affiliates and sublicensees, together with a budget and timelines for such activities including the proposed clinical trials, regulatory plans, and manufacturing plans as well as outlining the key elements involved in obtaining and maintaining Regulatory Approval of the Licensed Products from the FDA or any other Regulatory Authority in the Territory (other than as contemplated in the Current Global Development Plan or any Other Global Development Plan).

1.130.	“Third Party” means any person or entity other than a Party or its Affiliates.
1.131.	“Threshold Amount” means $[***], which amount represents an estimate as of the Effective Date of the total Current Global Development Costs incurred prior to and during the Term.
1.132.

“Training Materials” means the materials (which may include written or other recorded, videotaped, or Web-based training materials or on-line training programs) to be used in the training of each Party’s trainers, PSRs, Sales Managers, and other representatives with respect to the Licensed Products and the Detailing thereof in the Territory.

1.133.	“U.S.” means the United States of America (including all possessions and territories thereof, including Puerto Rico).
1.134.	“U.S. GAAP” means the United States generally accepted accounting principles, consistently applied.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Additional Defined Terms	Section
AAA	16.2.3
Acquiror	17.3.1
Additional Detail	7.8.3(a)
Additional Detail Payment	7.8.3(b)
Additional Development	4.2
Additional Promotional Activities	7.9.1
Additional Promotional Activities Payment	7.9.2
Agreement	Preamble
Alliance Manager	3.10
Akebia	Preamble
Akebia Indemnitees	14.2
Akebia Royalty Buy-Back Right	9.5.6
Arbitration Request	16.2.1
Breaching Party	15.2
Buy-Back Payment	9.5.6
CAN Product Materials	7.11.1
Confidential Disclosure Agreement	17.7
Cost Share Notice	4.1.5(d)
Cost Share Transition Date	4.1.5(b)
Cost Share Transition Quarter	4.1.5(c)
Debarred/Excluded	12.1.10
Detailing Shortfall	7.8.1
Divestiture Notice	17.3.1
Effective Date	Preamble
Establishing Committee	3.5.3
Excess MSL FTEs	6.2
HHS	1.111
Information	11.1
Indemnified Party	14.3
Indemnifying Party	14.3
Initial R&D Cost Share Amount	4.1.5(a)
Joint Publication Plan	13.4.2
JCC	3.4.1
JDC	3.3.1
JSC	3.1.1
Licensed Product Support Services	7.7
Licensee	Preamble
Licensee Accounts	7.18.1
Licensee Indemnitees	14.1
Licensee R&D True-Up Amount	9.6.2(b)
Losses	14.1
Manufacturing Plan	8.1
Medical Affairs Data	6.5.2
Medical Affairs Plan	6.1
Non-Breaching Party	15.2

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

OIG	1.111
OIG Compliance Guidance	1.111
Operational Team	3.5.3
Option Exercise Period	9.5
Other Component	1.15
PMRC	3.8.1
PVC	3.5.2
Paragraph IV Notice	10.7.4
Party or Parties	Preamble
Party Vote	3.7
Pharmacovigilance Committee	3.5.2
PhRMA Code	1.111
Prepayment	4.1.5(d)
Promotional Data	7.16.2
Proposing Party	4.2
Quality Agreement	8.3
Quarterly Report	9.4.2
R&D Funding Option	4.1.4
Recall Decision-Makers	11.5.3
Recipient	13.2
Required Details	7.8.1
Royalty Conversion Option	9.5
Royalty Term	9.5.5
Safety Data	11.3
Seller	1.95
Shifted Detail Payment	7.8.4
Shifted Portion Payment	7.9.3
Sub-Committee	3.5.1
Super-PMRC	3.8.1
Successful Detailing Metrics	7.8.1
Supply Agreement	8.2
Term	15.1
Transition Quarter Cost Share Amount	4.1.5(c)
Underperforming Party	7.8.1
Upfront Payment	9.1
Withholding Party	9.10

1.135.

Interpretation.  (a) Whenever any provision of this Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” and “including but not limited to” (or “includes without limitations” and “includes but is not limited to”) regardless of whether the words “without limitation” or “but not limited to” actually follow the term “including” (or “includes”); (b) “herein,” “hereby,” “hereunder,” “hereof” and other equivalent words will refer to this Agreement in its entirety and not solely to the particular portion of this Agreement in which any such word is used; (c) all definitions set forth herein will be deemed applicable whether the words defined are used

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

herein in the singular or the plural; (d) wherever used herein, any pronoun or pronouns will be deemed to include both the singular and plural and to cover all genders; (e) the recitals set forth at the start of this Agreement, along with the schedules and exhibits to this Agreement, and the terms and conditions incorporated in such recitals and schedules and exhibits will be deemed integral parts of this Agreement and all references in this Agreement to this Agreement will encompass such recitals and schedules and exhibits and the terms and conditions incorporated in such recitals and schedules and exhibits; provided that in the event of any conflict between the terms and conditions of this Agreement and any terms and conditions set forth in the recitals, schedules or exhibits, the terms of this Agreement will control; (f) in the event of any conflict between the terms and conditions of this Agreement and any terms and conditions that may be set forth on any order, invoice, verbal agreement or otherwise, the terms and conditions of this Agreement will govern; (g) this Agreement will be construed as if both Parties drafted it jointly, and will not be construed against either Party as principal drafter; (h) unless otherwise provided, all references to Sections, Articles and Schedules in this Agreement are to Sections, Articles and Schedules of and to this Agreement; (i) any reference to any federal, national, state, local or foreign statute or law will be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise; (j) wherever used, the word “shall” and the word “will” are each understood to be imperative or mandatory in nature and are interchangeable with one another; (k) the word “or” will not be exclusive; (l) references to a particular person include such person’s successors and assigns to the extent not prohibited by this Agreement and (m) the section headings and captions used herein are inserted for convenience of reference only and will not be construed to create obligations, benefits or limitations.

ARTICLE 2

LICENSES

2.1.	Grant of Licenses to Licensee. Subject to the terms and conditions of this Agreement (including Section 2.5 (No Other Rights and Retained Rights)), Akebia hereby grants to Licensee and its Affiliates:
2.1.1.

a co-exclusive (with Akebia), non-sublicensable license (except in connection with any permitted subcontracting of its rights and obligations in accordance with Section 2.4 (Subcontracting) inside the Territory), under the Akebia Technology in the Field in the Territory during the Term to perform Medical Affairs activities with respect to the Licensed Products solely in accordance with Article 6 (Medical Affairs) and to conduct Non-Promotional Activities and Commercialize the Licensed Products solely in accordance with Article 7 (Commercialization and Non-Promotional Activities); and

2.1.2.

a non-exclusive, non-sublicensable license (except in connection with any permitted subcontracting of its rights and obligations in accordance with Section 2.4 (Subcontracting) inside the Territory), under the Akebia Technology in the Field in the Territory during the Term to Develop the Licensed Compounds and the Licensed Products solely in accordance with Article 4 (Development).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2.2.

Grant of Licenses to Akebia.  Subject to the terms and conditions of this Agreement, including Section 15.8 (Effects of Termination), Licensee hereby grants to Akebia and its Affiliates a worldwide, perpetual, irrevocable, royalty-free, fully paid-up, license (with the right to sublicense in accordance with Section 2.3 (Akebia’s Right to Grant Sublicenses)), under (a) Licensee’s interest in Joint Technology, (b) Retained Licensee Improvement Technology, and (c) any Licensee Contributed Technology, in each case ((a), (b), and (c)), to make, have made, use, Develop, import, export, distribute, offer for sale, sell, and otherwise Commercialize the Licensed Compound and the Licensed Products. The foregoing license under clause (a) and (b) will be co-exclusive (with Licensee) in the Territory during the Term and non-exclusive thereafter in the Territory, and will be exclusive outside of the Territory during the Term and non-exclusive thereafter. The foregoing license under clause (c) will be non-exclusive.  In addition, the foregoing co-exclusive licenses will be subject to Licensee’s retained right to perform its obligations and exercise its rights under this Agreement.

2.3.

Akebia’s Rights to Grant Sublicenses.  Akebia shall have the right to grant sublicenses under the licenses granted in Section 2.2 (Grant of Licenses to Akebia) through multiple tiers without Licensee’s consent after providing prior written notification to Licensee identifying Akebia’s intention to grant such sublicense, the purpose of such sublicense, and the Third Party to whom Akebia intends to grant such sublicense (a) for Development and manufacturing purposes and in connection with any permitted subcontracting of its rights and obligations in accordance with Section 2.4 (Subcontracting) inside the Territory, and (b) for any purpose outside of the Territory, in each case ((a) and (b)), within the scope of the licenses granted in Section 2.2 (Grant of Licenses to Akebia) to make, have made, use, Develop, import, export, distribute, offer for sale, sell, and otherwise Commercialize the Licensed Compound and the Licensed Products.  For clarity, Akebia shall not have the right to grant sublicenses under the licenses granted in Section 2.2 (Grant of Licenses to Akebia) to conduct Medical Affairs activities or Non-Promotional Activities with respect to, or to distribute, offer for sale, sell, or otherwise Commercialize the Licensed Compound and the Licensed Products in the Territory without Licensee’s consent, except in connection with any permitted subcontracting of its rights and obligations in accordance with Section 2.4 (Subcontracting) inside the Territory. All permitted sublicensees shall hold their rights contingent on Akebia’s rights under this Agreement.  Any loss by Akebia of its rights under this Agreement due to an early termination of this Agreement pursuant to Article 15 (Term and Termination) shall [***].  Akebia agrees that it shall be fully responsible and liable for any breach of the terms of this Agreement by any of its permitted sublicensees to the same extent as if Akebia itself has committed any such breach.

2.4.

Subcontracting.  Subject to Section 6.3 (Medical Science Liaisons) and Section 7.5.1 (Sales Representatives), each Party may subcontract with a Third Party to perform services in connection with its performance of its obligations and exercise of its rights under this Agreement; provided that (a) no such permitted subcontractor shall be Debarred/Excluded, (b) no such permitted subcontracting shall relieve the subcontracting Party of its obligations hereunder or any liability, and (c) the agreement pursuant to which the subcontracting Party engages any Third Party subcontractor must (i) be consistent in all material respects with this Agreement, (ii) contain obligations of

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

confidentiality and non-use no less stringent than the confidentiality terms of this Agreement, and (iii) contain terms that are consistent with the intellectual property provisions set forth in this Agreement.  Notwithstanding the foregoing, the requirements set forth in the foregoing clause (c) will not apply to any subcontractor engaged by Akebia prior to the Effective Date.

2.5.

No Other Rights and Retained Rights.  Nothing in this Agreement will be interpreted to grant a Party any rights under any intellectual property rights owned or Controlled by the other Party, including Akebia Technology or Licensee Technology, that are not expressly granted herein, whether by implication, estoppel or otherwise, and Licensee will not practice the Akebia Technology and Akebia will not practice the Licensee Technology other than as expressly licensed and permitted under this Agreement.  Any rights not expressly granted to Licensee by Akebia under this Agreement are hereby retained by Akebia and any rights not expressly granted to Akebia by Licensee under this Agreement are hereby retained by Licensee.  For clarity, Akebia retains the right to make, have made, Develop, use, import, and export the Licensed Products in the Field in the Territory in order to fulfill its obligations under this Agreement or in order to Develop, perform Medical Affairs activities and Non-Promotional Activities with respect to, and Commercialize the Licensed Products outside of the Territory. Licensee will not Develop, perform Medical Affairs activities or Non-Promotional Activities with respect to, or Commercialize the Licensed Compound or any Licensed Product outside of the Territory, or Develop, perform any Medical Affairs activities or Non-Promotional Activities with respect to, or Commercialize the Licensed Compound or any Licensed Product in the Territory except as provided in the Current Global Development Plan, any Other Global Development Plan or Territory-Specific Development Plan, the Medical Affairs Plan, or the CAN Plan, or as otherwise expressly provided in this Agreement.

2.6.

Territory.  Upon either Party’s request, the Parties shall discuss whether or not to include [***] in the scope of this Agreement or whether to enter into a different arrangement with respect to the Licensed Compound and the Licensed Products in [***].  If the Parties agree to include [***] in the scope of this Agreement, then following such agreement [***] will be added to the definition of Territory for all purposes of this Agreement.  If the Parties agree to enter into a different arrangement with respect to the Licensed Compound and the Licensed Products in [***] (such as a license to Licensee without co-Development or co-promotion by the Parties), then the Parties shall negotiate in good faith and enter into a separate agreement governing such different arrangement.

ARTICLE 3

GOVERNANCE

3.1.	Formation and Purpose of JSC.
3.1.1.

Formation and Purpose of the JSC.  Promptly, but not more than 30 days after the Effective Date, Licensee and Akebia shall establish a Joint Steering Committee (“JSC”), which shall coordinate and oversee or monitor the Parties’ activities hereunder and have the additional responsibilities provided

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

for herein. The JSC will establish a charter that will include details regarding the operation of the JSC consistent with Article 3 (Governance). The JSC will dissolve upon the expiration of the Term.
3.1.2.

Membership.  Each Party shall designate three representatives with appropriate knowledge and expertise to serve as members of the JSC.  Each Party may replace its JSC representatives at any time upon written notice to the other Party.  Akebia shall designate one of its JSC members as one of the co-chairpersons of the JSC and Licensee shall designate one of its members as the other co-chairperson of the JSC.  [***]. The lead co-chairperson or his or her designee, in collaboration with the Alliance Managers, will be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting within 30 days thereafter.  Such minutes will not be finalized until all JSC members have had an adequate opportunity to review and confirm the accuracy of such minutes.

3.1.3.

Meetings.  The JSC shall hold meetings at such times as it elects to do so, but in no event shall such meetings be held less frequently than quarterly (unless otherwise agreed by the Parties).  The JSC shall meet alternatively at Licensee’s Affiliate’s facilities in the United States and Akebia’s facilities in Cambridge, Massachusetts, or at such locations as the Parties may otherwise agree.  Meetings of the JSC may be held by audio or video teleconference with the consent of each Party; provided, however, that at least one JSC meeting per year shall be held in person.  The Alliance Manager of each Party shall attend each meeting of the JSC as a non-voting participant.  Each Party shall be responsible for all of its own expenses of participating in any JSC meeting.

3.1.4.

Meeting Agendas.  Each Party will disclose to the other Party the proposed agenda items along with appropriate information at least five Business Days in advance of each meeting of the JSC; provided that under exigent circumstances requiring JSC input, a Party may provide its agenda items to the other Party within a lesser period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as such other Party consents to such later addition of such agenda items or the absence of a specific agenda for such JSC meeting.

3.2.	Specific Responsibilities of the JSC. The responsibilities of the JSC shall be to:
3.2.1.	manage the overall strategic alignment between the Parties under this Agreement and maintain the relationship between the Parties;
3.2.2.

review and discuss the Current Global Development Plan and review, discuss, and determine whether to approve any material amendments or annual updates thereto (including any amendments to the budgets set forth therein greater

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

than [***]), in each case, which will be prepared by Akebia, as described in Section 4.1 (Global Development);
3.2.3.	[***] any allocation to Licensee of Development activities in the Territory under the Current Global Development Plan, as described in Section 4.1.3 (Current Global Development Costs);
3.2.4.	[***] any Other Global Development or Territory-Specific Development proposed by either Party pursuant to Section 4.1.6 (Other Development);
3.2.5.	[***] any New Indication or New Formulation in the Territory proposed by either Party pursuant to Section 4.2 (Additional Development);
3.2.6.

[***] any Other Global Development Plan or any Territory-Specific Development Plan, and any material amendments or annual updates thereto (including any amendments to the budgets set forth therein greater than [***]);

3.2.7.

[***] the Medical Affairs Plan, including any material amendments or annual updates thereto (including any amendments to the budgets set forth therein greater than [***]), as described in Section 6.1 (Medical Affairs Plan);

3.2.8.

[***]the CAN Plan for the Territory, including any material amendments or annual updates thereto (including any amendments to the budgets set forth therein greater than [***]), as described in Section 7.2 (CAN Plan);

3.2.9.	[***] the [***], the [***], and [***] for obtaining [***] (to the extent applicable) for each Licensed Product in each country in the Territory, as described in [***];
3.2.10.

[***] the Manufacturing Plan, including any material amendments or annual updates thereto (including any amendments to the budgets set forth therein greater than [***]), as described in Section 8.1 (Manufacturing Plan);

3.2.11.	[***] possibility of the Parties [***];
3.2.12.	attempt to resolve any disputes or disagreements, including those arising from the JDC, JCC, or any other Sub-Committee; and
3.2.13.	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.
3.3.	Joint Development Committee.
3.3.1.

Formation and Purpose of the JDC.  Promptly, but not more than 30 days after the Parties establish the JSC, the JSC shall establish a Joint Development Committee (“JDC”) which shall be a Sub-Committee of the JSC and shall have the responsibilities provided for herein. The JDC will

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

dissolve upon completion of all Development activities and Medical Affairs activities with respect to the Licensed Products.
3.3.2.

Membership and Meetings of the JDC.  Each Party shall designate three representatives with appropriate knowledge and expertise to serve as members of the JDC.  Akebia shall designate a co-chairperson of the JDC and Licensee shall designate a co-chairperson of the JDC, each of whom shall be a Party’s representative who is a member of the JDC.  Each Party may replace its JDC representatives and co-chairpersons at any time upon written notice to the other Party.  The Alliance Manager of each Party (or his or her designee) shall attend each meeting of the JDC as a non-voting participant.  The JDC shall hold meetings at such times as it elects to do so (but in any event at least quarterly, unless the Parties agree otherwise), and at such locations as the Parties may agree upon or, if agreed by the Parties, by audio or video teleconference.  Each Party shall be responsible for all of its own expenses of participating in any JDC meeting.

3.3.3.	Specific Responsibilities of the JDC. The responsibilities of the JDC shall be to:
(a)

[***] any amendments or updates to the Current Global Development Plan (other than material amendments or updates, which will be subject to JSC [***]), as described in Section 4.1.1 (Current Global Development Plan);

(b)	[***];
(c)

[***] any new protocols proposed by Akebia for any clinical study (including any Approval Study) to be included in the Current Global Development Program, or revisions proposed by Akebia to the protocol of any clinical study included in the Current Global Development Program, as described in Section 4.1.2 (New Studies; Revisions to Protocols);

(d)

[***], the Current Global Development Plan, and any Other Global Development Plan or Territory-Specific Development Plan (as applicable), including through each Party’s updates of the status of Development in the Territory, as described in Section 4.1.7 (Development Reports) and Section 4.2.2 (Additional Development Reports; Information);

(e)	[***] from Akebia of Licensed Product-related Development and regulatory activities outside of the Territory, as described in Section 4.1.7 (Development Reports);
(f)	review and discuss opportunities for [***] in the Territory and other [***];
(g)	review and discuss the Medical Affairs Plan and determine whether to approve any amendments or updates thereto (other than material amendments or updates, which will be subject [***]), and review and

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

discuss Medical Affairs activities and progress under the Medical Affairs Plan, as described in Section 6.1 (Medical Affairs Plan);
(h)	review and discuss [***] to the extent related to Development or Medical Affairs;
(i)	[***] to be provided by each Party with respect to the Licensed Products in each country of the Territory, as described in Section 6.2 (Responsibilities);
(j)	[***] the Medical Affairs Data to be provided by each Party, as described in Section 6.5.3 (Reporting);
(k)	[***] and contents of the [***];
(l)	[***] the Approved Labeling, as described in Section 7.11.1 (Review);
(m)	[***] (if not otherwise [***] by the JCC)], which will be led by [***], as described in Section 7.17 (Pricing, Reimbursement, and Market Access);
(n)

[***] the Manufacturing Plan related to Development and determine whether to [***] any amendments or updates thereto related to Development (other than material amendments or updates, which will be subject to JSC [***]), and [***] activities under the Manufacturing Plan related to manufacture and supply of the Licensed Compound and the Licensed Products for Development purposes, as described in Section 8.1 (Manufacturing Plan);

(o)	[***] the Joint Publication Plan, as described in Section 13.4.2 (After Release of Data by Akebia); and
(p)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.
3.4.	Joint Commercialization Committee.
3.4.1.

Formation and Purpose of the JCC.  At an appropriate time (but at least [***] prior to the anticipated First Commercial Sale of the first Licensed Product in the Territory), the JSC shall establish a Joint Commercialization Committee (“JCC”), which shall be a Sub-Committee of the JSC and shall have the responsibilities provided for herein.  The JCC will dissolve upon the completion of all Commercialization activities with respect to the Licensed Products.

3.4.2.

Membership and Meetings of the JCC.  Each Party shall designate three representatives with appropriate knowledge and expertise to serve as members of the JCC.  Akebia shall designate a co-chairperson of the JCC and Licensee shall designate a co-chairperson of the JCC, each of whom shall be a

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Party’s representative who is a member of the JCC.  Each Party may replace its JCC representatives and co-chairpersons at any time upon written notice to the other Party.  The Alliance Manager of each Party (or his or her designee) shall attend each meeting of the JCC as a non-voting participant.  The JCC shall hold meetings at such times as it elects to do so (but in any event at least quarterly, unless the Parties agree otherwise), and at such locations as the Parties may agree upon or, if agreed by the Parties, by audio or video teleconference.  Each Party shall be responsible for all of its own expenses of participating in any JCC meeting.

3.4.3.	Specific Responsibilities of the JCC. The responsibilities of the JCC shall be to:
(a)

[***] the CAN Plan and [***] any amendments or updates thereto (other than material amendments or updates, which will be subject to JSC [***]), and [***] Non-Promotional Activities and Commercialization activities and progress under the CAN Plan, including through each Party’s updates of the status of Commercialization and Non-Promotional Activities in the Territory, as described in Section 7.3 (CAN Reports);

(b)	[***] to be provided by each Party with respect to the Licensed Products in each country of the Territory in accordance with [***];
(c)	[***], as described in [***];
(d)	[***] actually contributed by each Party in that calendar year (including any [***] as applicable), as described in [***];
(e)	prepare updates to the CAN Plan to reflect any [***], as described in [***];
(f)	[***]as described in Section 7.8.3(b) (Failure to Agree on Additional Details) and [***];
(g)	[***] the Promotional Data to be provided by each Party as described in Section 7.16.3 (Reporting);
(h)	[***] the global brand name for each Licensed Product and the applicable Product Marks for each such Licensed Product in the Territory, as described in Section 7.21.1 (Product Marks);
(i)

[***] the Manufacturing Plan related to Commercialization and [***] any amendments or updates thereto related to Commercialization (other than material amendments or updates, which will be subject to JSC [***]), and [***] activities under the Manufacturing Plan related to manufacture and supply of the Licensed Products for Commercialization purposes, as described in Section 8.1 (Manufacturing Plan);

(j)	[***] following Regulatory Approval in the U.S. of a Licensed Product;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(k)	[***] (except to the extent otherwise reviewed and discussed by the JDC) [***], which will be led by [***], as described [***];
(l)	[***] related to the Licensed Products; and
(m)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.
3.5.	Additional Committees.
3.5.1.

Sub-Committees.  The JSC shall establish and delegate specifically-defined duties to the JDC, the JCC, and other operational committees or ad-hoc sub-committees, on an “as needed” basis to oversee particular projects or activities (the JDC, the JCC, and such other operational committees and sub-committees, each a “Sub-Committee”). Each Sub-Committee will establish a charter for itself that will include details regarding its operation and that is consistent with Article 3 (Governance). In addition, the JSC or the co-chairpersons of the JSC may delegate to the JDC or the JCC any responsibilities of the JSC set forth in Section 3.2 (Specific Responsibilities of the JSC), and in such case, any agreement reached by unanimous Party Vote of the JDC or the JCC with respect to such delegated responsibilities shall be deemed to be [***] by the JSC (to the extent such [***] is required hereunder).  The JSC or the co-chairpersons of the JSC acting together may also reallocate any responsibility of a Sub-Committee to any other Sub-Committee.  Each such Sub-Committee, other than the JDC and the JCC, shall be constituted and shall operate as the JSC determines.  Akebia shall designate a co-chairperson of each Sub-Committee and Licensee shall designate a co-chairperson of each Sub-Committee, each of whom shall be a Party’s representative who is a member of such Sub-Committee.  [***]. The lead co-chairperson or his or her designee, in collaboration with the Alliance Managers, will be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting within 30 days thereafter.  Such minutes will not be finalized until all Sub-Committee members have had an adequate opportunity to review and confirm the accuracy of such minutes in writing. Each Party may replace its representatives and co-chairpersons on each such Sub-Committee at any time upon written notice to the other Party.  The Alliance Manager of each Party (or his or her designee) shall attend each meeting of each Sub-Committee as a non-voting participant.  Each Sub-Committee and its activities shall be subject to the oversight of, and shall report to, the JSC.  No Sub-Committee’s authority may exceed that specified for the JSC in this Article 3 (Governance).  Any disagreement between the representatives of the Parties on a Sub-Committee shall be referred to the JSC for resolution in accordance with Section 3.7 (Decision-Making and Committee Dispute Resolution).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3.5.2.

Pharmacovigilance Committee.  Without limiting the generality of, and subject to, the foregoing, the Parties shall establish a pharmacovigilance committee (the “Pharmacovigilance Committee” or “PVC”) as a Sub-Committee at an appropriate time, but in any event prior to the earlier of (a) [***], or (b) [***].  In addition to any other matters that the JSC may delegate to the PVC, the PVC shall provide a forum for the Parties to discuss and share information regarding the safety of the Licensed Products and other pharmacovigilance matters worldwide in accordance with the Pharmacovigilance Agreement.

3.5.3.

Operational Teams.  From time-to-time, the JSC or any Sub-Committee may establish and delegate specific matters or duties within its responsibilities to directed teams (each an “Operational Team”), the composition, operation, and responsibilities of which shall be determined by the JSC or the applicable establishing Sub-Committee (the “Establishing Committee”).  Operational Teams may be established on an ad hoc basis for purposes of a specific activity or on such other basis as the applicable Establishing Committee may determine.  Each Operational Team shall report to, and its activities shall be subject to the oversight of, the applicable Establishing Committee.  No Operational Team’s authority may exceed that specified for the applicable Establishing Committee.  Any disagreement between the representatives of the Parties on any Operational Committee shall be referred to the applicable Establishing Committee for resolution in accordance with Section 3.7 (Decision-Making and Committee Dispute Resolution).

3.6.

Additional Participants.  Other employees of each Party involved in the Development, manufacturing, performance of Medical Affairs activities and Non-Promotional Activities with respect to, or Commercialization of the Licensed Compound or the Licensed Products may attend meetings of the JSC or any Sub-Committee as non-voting participants, and, with the consent of each Party, consultants, representatives, or advisors involved in the same activities may attend meetings of the JSC or any Sub-Committee as non-voting observers; provided, however, that such Third Party participants and observers are under written obligations of confidentiality and non-use applicable to the Confidential Information of each Party that are at least as stringent as those set forth in Article 13 (Confidentiality).

3.7.

Decision-Making and Committee Dispute Resolution.  Each Party’s representatives on the JSC and each Sub-Committee will, collectively, have [***] vote (the “Party Vote”) on all matters brought before such committee for a decision by consensus.  The JSC and each Sub-Committee will make decisions as to matters within its jurisdiction by [***], which may either be reflected in the minutes of the committee meeting or by an action by written consent signed by the co-chairperson appointed by each Party or his or her designee identified in writing; provided, however, that neither the JSC nor any Sub-Committee will have the authority to amend, modify, or waive compliance with this Agreement. Any disagreement between the representatives of Licensee and Akebia with respect to matters within the scope of authority of the Alliance Managers, the JDC, the JCC, or other Sub-Committees that cannot be resolved after good faith efforts will, at the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

election of either Party, be submitted to the JSC for resolution.  If, after good faith efforts, the JSC is unable to resolve any such disagreement referred to it by the JDC, JCC, or any other Sub-Committee or any disagreement with respect to the matters within the scope of the JSC’s authority or any other dispute between the Parties that may be referred to the JSC within a period of [***], then, at the election of either Party, a Party may refer such matter to the Party’s respective Executive Officer. The Executive Officers shall use good faith efforts to resolve any such disagreement so referred to them as soon as practicable, and any final decision that the Executive Officers agree to in writing shall be conclusive and binding on the Parties.  If the Executive Officers are unable to resolve any dispute or disagreement so referred within [***] after such matter is referred to them (or such longer period as the Executive Officers may agree upon), then the Parties will continue to operate under existing plans until the Parties reach agreement on the applicable matter; provided, however, that (a) if the disagreement is an [***], then the [***] will have the final say on such dispute, and (b) if the disagreement is an Expert Reserved Matter then such matter  will be  resolved by binding baseball arbitration pursuant to Section 16.4 (Baseball Arbitration for Expert Reserved Matters). Notwithstanding the foregoing, neither the JSC [***] (with respect to any [***]) shall have the authority to (i) amend or modify, or waive compliance with this Agreement, (ii) obligate either Party to violate Applicable Law or the requirements of any Regulatory Authority, or (iii) impose any obligation on either Party that would be in violation of such Party’s written standard operating procedures, written business policies, or written compliance policies or procedures, including written policies and procedures related to interactions with HCPs.  For the avoidance of doubt, matters that are specified in Section 3.2 (Specific Responsibilities of the JSC), Section 3.3.3 (Specific Responsibilities of the JDC), or Section 3.4.3 (Specific Responsibilities of the JCC) to be [***] (as opposed to [***]) do not require any agreement or decision by either Party and are not subject to the voting and decision-making procedures set forth in this Section 3.7 (Decision-Making and Committee Dispute Resolution).

3.8.	Product Material Review Committees.
3.8.1.

Establishment and Responsibilities.  At an appropriate time (but at least [***] prior to [***]), the Parties shall establish a joint Product Materials review committee to review, discuss, and determine whether to approve all initial versions of all Product Materials (other than Approved Labeling) and any amendments thereto to be used by each Party in connection with its Medical Affairs activities, Commercialization activities, and Non-Promotional Activities related to the Licensed Products in the Territory under this Agreement (the “PMRC”), as described in Section 6.4 (Medical Education Materials), Section 7.10.1 (Approval and Branding of Training Materials), and Section 7.11 (CAN Product Materials).  Each Party shall designate members of the PMRC, such that approval of the PMRC will constitute the approval of its own internal review committee. Each Party may replace its PMRC representatives at any time upon written notice to the other Party.  At an appropriate time prior to the First Commercial Sale of the first Licensed Product in the Territory, the Parties will separate the PMRC into two separate committees, one to review and approve Medical Education

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Materials and the other to review and approve all other Product Materials (other than the Approved Labeling, which will remain subject to the JDC’s [***] pursuant to Section 3.3.3(l) (Specific Responsibilities of the JDC)), and will have members from each Party such that approval of each such committee will constitute the approval of each Party’s own internal review committee.  In addition, concurrently with the establishment of the PMRC, the Parties shall establish a committee to resolve disagreements arising at the PMRC (the “Super-PMRC”).

3.8.2.

Decision-Making and Dispute Resolution.  Each Party’s representatives on the PMRC will have a Party Vote on all matters or proposed Product Materials brought before the PMRC for a decision by consensus.  The PMRC shall document all changes to any proposed Product Materials in writing and the Parties shall incorporate all such changes to such materials into the final versions of the applicable Product Materials.  The PMRC will make decisions as to matters within its jurisdiction by [***], which shall be documented via electronic or original signatures for each representative; provided, however, that neither the PMRC nor the Super-PMRC will have the authority to amend, modify, or waive compliance with this Agreement.  Any disagreement between the representatives of Licensee and Akebia with respect to matters within the scope of authority of the PMRC that cannot be resolved after good faith efforts will, at the election of either Party, be submitted to the Super-PMRC for resolution.  If, after good faith efforts, the Super-PMRC is unable to resolve any disagreement between the Parties as to the approval of any Product Material within a period of [***], then (a) neither Party will be required to use, and Licensee shall not use, the applicable Product Material in connection with its activities under this Agreement, and (b) if Akebia elects to use any such Product Material, then Akebia will bear [***]% of the costs of such Product Material (and the costs of such Product Material [***]) and Akebia shall [***]. Neither the PMRC nor the Super-PMRC shall have the authority to obligate either Party to (i) violate Applicable Law, the Approved Labeling, or the requirements of any Regulatory Authority, or (ii) impose any obligation on either Party that would be in violation of such Party’s written standard operating procedures, written business policies, or written compliance policies or procedures.  For the avoidance of doubt, matters that are specified in Section 3.8.1 (Establishment and Responsibilities) as responsibilities of the PMRC will be fully and finally resolved by the PMRC or the Super-PMRC (as applicable) in accordance with this Section 3.8 (Product Materials Review Committees) and are not subject to the voting and decision-making procedures set forth in Section 3.7 (Decision-Making and Committee Dispute Resolution).

3.9.

Interactions Between Committees and Internal Teams.  The Parties recognize that while they will establish the JSC, the JDC, the JCC, and other Sub-Committees under this Agreement, each Party possesses an internal structure (including with various committees, teams and review boards) that will be involved in administering such Party’s activities under this Agreement.  If requested by a Party, the JSC, the JDC, the JCC, the PMRC,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

and other Sub-Committees shall establish procedures to facilitate communications between the JSC, the JDC, the JCC, the PMRC, or such Sub-Committee and the relevant internal committee, team, or board of the requesting Party.  Such procedures may include, to the extent reasonably necessary, requiring appropriate members of the JSC, the JDC, the JCC, the PMRC, or other Sub-Committee to be available at reasonable times and places and upon reasonable prior notice to make appropriate reports to or respond to reasonable inquiries from, the relevant internal committee, team, or board.

3.10.

Alliance Managers.  Each of the Parties shall appoint a single individual to manage Development and Commercialization obligations between the Parties (each, an “Alliance Manager”).  The role of the Alliance Manager is to act as a single point of contact between the Parties to ensure a successful relationship under this Agreement.  The Alliance Managers shall attend all JSC meetings and the Alliance Managers or their respective designees shall attend all Sub-Committee meetings and will support the co-chairpersons of the JSC and each Sub-Committee in the discharge of his or her responsibilities.  Alliance Managers shall be non-voting participants in all JSC and Sub-Committee meetings; provided, however, that an Alliance Manager may bring any matter to the attention of the JSC or any Sub-Committee if such Alliance Manager reasonably believes that such matter warrants such attention.  Each Party will designate its initial Alliance Manager promptly after the Effective Date and each Party may change its designated Alliance Manager at any time upon written notice to the other Party.  Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party.  Each Alliance Manager will also: (a) be the point of first referral in all matters of conflict resolution; (b) provide a single point of communication for seeking consensus between the Parties regarding key strategy and plan issues; (c) identify and bring disputes to the attention of the JSC in a timely manner; (d) plan and coordinate cooperative efforts and internal and external communications; and (e) take responsibility for ensuring that governance activities, such as the conduct of required JSC and Sub-Committee meetings and production of meeting minutes, occur as set forth in this Agreement, and that the relevant action items resulting from such meetings are appropriately carried out or otherwise addressed.

ARTICLE 4

DEVELOPMENT

4.1.

Current Global Development.  Subject to the remainder of this Section 4.1 (Current Global Development), Akebia will be responsible for and will use Commercially Reasonable Efforts to perform all Development of the Licensed Compound and the Licensed Products in the Initial Indications in the Territory, and Licensee will provide assistance reasonably requested by Akebia in connection with the activities under the Current Global Development Plan.  If Licensee agrees to perform any activities under the Current Global Development Plan and the JSC [***] the allocation of such activities to Licensee pursuant to Section 3.2.3 (Specific Responsibilities of the JSC), then Licensee will use Commercially Reasonable Efforts to perform such activities, and Akebia will provide all assistance reasonably requested by Licensee in connection therewith.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

4.1.1.

Current Global Development Plan.  Akebia will provide the current Global Development Plan (including corresponding budget, which will be consistent with the budget provided to Licensee during due diligence) to the JSC within [***] following the Effective Date for its review and discussion as set forth in Section 3.2.2 (Specific Responsibilities of the JSC).  Such current Global Development Plan and the corresponding budget will contain a reasonably detailed summary of internal costs and out-of-pocket expenses for each of the Global Phase 3 DD-CKD Program and the Global Phase 3 NDD-CKD Program, including expenses owed to each contract manufacturing organization engaged by Akebia to manufacture and supply the Licensed Compound and the Licensed Products for Development purposes.  Akebia may prepare amendments or updates to the then-current Current Global Development Plan, including any Approval Study, and will provide each such amendment or update to the Current Global Development Plan (or corresponding budget) to the JDC for its review and discussion as set forth in Section 3.3.3(a) (Specific Responsibilities of the JDC) and to the JSC for its [***] as set forth in Section 3.2.2 (Specific Responsibilities of the JSC).  Each amendment or update to the Current Global Development Plan (and corresponding budget) will become effective and will supersede the previous Current Global Development Plan (and corresponding budget) upon [***] of the JSC.

4.1.2.

New Studies; Revisions to Protocols.  If Akebia desires to create a new protocol (including any Approval Study), or to revise the protocol for any clinical study included in the Current Global Development Program, then Akebia will provide a draft of the applicable new or revised protocol to the JDC reasonably in advance of Akebia’s submission thereof for the JDC’s [***] as set forth in Section 3.3.3(a) (Specific Responsibilities of the JDC).

4.1.3.

Current Global Development Costs. Licensee will be responsible for [***]and Akebia will be responsible for [***], in each case, in accordance with Section 4.1.5 (Payment of Licensee R&D Cost Share).  If Licensee agrees to perform any activities under the Current Global Development Plan and the JSC [***] such allocation of activities pursuant to Section 3.2.3 (Specific Responsibilities of the JSC), then Licensee will perform such activities in accordance with the estimated budget for such activities, and the costs incurred by Licensee in connection with such activities will be credited against the [***] described in [***].

4.1.4.

R&D Funding Option.  If the total Current Global Development Costs exceed or are anticipated to exceed the Threshold Amount, then Akebia may elect in its sole discretion to require Licensee to fund [***]% of the Current Global Development Costs in excess of the Threshold Amount (the “R&D Funding Option”).  No later than [***] of [***] in which the total Global Development Costs are anticipated to exceed the Threshold Amount, Akebia will provide written notice to Licensee of such anticipated event. If Akebia wishes to exercise the [***], then Akebia will provide written notice to

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Licensee of Akebia’s exercise of such option no later than [***] in advance of the date on which the total Current Global Development Costs are anticipated to exceed the Threshold Amount. If Akebia exercises the [***], then from and after the date on which the Global Development Costs exceed the [***], Licensee will contribute the [***] in accordance with Section 4.1.5 (Payment of Licensee R&D Cost Share).  [***] an amount equal to the amount of the Excess Cost Share paid to Akebia; provided that Licensee [***].  In addition, if, but for the proviso in the preceding sentence, application of the credit of the Excess Cost Share would have reduced payments due to Akebia by more than [***]% in any calendar year, then the portion of the Excess Cost Share that exceeds [***]% of such payments (and thus could not be credited in such calendar year) will be carried over and applied as a credit against payments due to Akebia under this Agreement in subsequent calendar years until the full Excess Cost Share is credited.

4.1.5.	Payment of Licensee R&D Cost Share.
(a)

Initial R&D Cost Share.  On or before December 31, 2016, Akebia will provide to Licensee an estimate of the total Current Global Development Costs expected to be incurred by Akebia through December 31, 2016.  By no later than January 31, 2017, Akebia will provide to Licensee a detailed report itemizing the total Current Global Development Costs actually incurred by Akebia through December 31, 2016, together with an invoice for an amount equal to the Licensee R&D Cost Share of such actual total Current Global Development Costs incurred by Akebia through December 31, 2016 (the “Initial R&D Cost Share Amount”).  Licensee shall pay the Initial R&D Cost Share Amount within [***] of receipt of the invoice therefor from Akebia.

(b)

Cost Share Transition Date.  Commencing on January 1, 2017 Akebia will be responsible for and will bear [***]% of the Current Global Development Costs until the date on which Akebia has incurred, on and after January 1, 2017, total Current Global Development Costs in an amount equal to $[***] (the “Cost Share Transition Date”).  For clarity, the foregoing amount does not include any Current Global Development Costs incurred by Akebia prior to January 1, 2017.  On a [***] basis until the Cost Share Transition Date, Akebia shall provide Licensee a written report setting forth in reasonable detail the [***] in the prior [***].

(c)

Cost Share Transition Quarter.  Prior to the start of the calendar quarter in which the Cost Share Transition Date is expected to occur (the “Cost Share Transition Quarter”), Akebia will provide to Licensee an estimate of the total Current Global Development Costs expected to be incurred by Akebia during the period between the Cost Share Transition Date and the end of such Cost Share Transition Quarter, together with an invoice for the Licensee R&D Cost Share of such amount (the “Transition Quarter Cost Share Amount”), and Licensee shall pay the Transition Quarter Cost Share

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Amount within [***] of receipt of the invoice from Akebia.  After the end of the Cost Share Transition Quarter, Akebia will provide Licensee with a report of actual Current Global Development Costs during the period between the Cost Share Transition Date and the end of the Cost Share Transition Quarter.  If the Transition Quarter Cost Share Amount paid by Licensee to Akebia for the Cost Share Transition Quarter exceeds the Licensee R&D Cost Share of the actual Current Global Development Costs incurred by Akebia during the period between the Cost Share Transition Date and the end of such Cost Share Transition Quarter (based on the report provided pursuant to the preceding sentence), then such overpayment will be credited to the next Prepayment.  If the Transition Quarter Cost Share Amount paid by Licensee to Akebia is less than the Licensee R&D Cost Share of the actual Current Global Development Costs incurred by Akebia for such period, then Licensee will pay to Akebia the amount of such underpayment within [***] of Akebia’s invoice therefor.

(d)

Cost Share Notice.  On a calendar quarterly basis commencing during the Cost Share Transition Quarter, Akebia will provide Licensee with written notice (the “Cost Share Notice”), which notice will include: (i) the estimated budget for the Current Global Development Program for the next 12 months (on a rolling basis) following the date of such Cost Share Notice, (ii) an invoice for the estimated amount of the applicable Licensee R&D Cost Share for each calendar quarter following such Cost Share Notice, and (iii) a report of actual Development costs incurred in performing the Current Global Development Program during the previous [***]. Within [***] of receipt of each Cost Share Notice, Licensee will pay to Akebia the estimated amount of the Licensee R&D Cost Share for the next calendar quarter, as set forth in the invoice provided pursuant to clause (ii) above (the “Prepayment”). If the Prepayment paid by Licensee to Akebia for a calendar quarter exceeds the applicable Licensee R&D Cost Share of the actual Current Global Development Costs incurred by Akebia for such calendar quarter (based on the quarterly reports provided pursuant to clause (iii) above), then such overpayment will be credited to the next Prepayment, or, if there are no subsequent Prepayments owed to Akebia, then Licensee may credit the amount of such overpayment to the next milestone payment due to Akebia under Section 9.3 (Milestone Payments).  If the Prepayment paid by Licensee to Akebia is less than the applicable Licensee R&D Cost Share of the actual Current Global Development Costs incurred by Akebia for such calendar quarter (based on the quarterly reports provided pursuant to clause (iii) above), then Licensee will pay to Akebia the amount of such underpayment within [***] of Akebia’s invoice therefor.

4.1.6.

Other Development. If either Party desires to conduct Other Global Development or Territory-Specific Development, then such Party will present a proposal to the JSC for its [***] pursuant to Section 3.2.6 (Specific Responsibilities of the JSC), and the Parties shall determine whether to

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

conduct such Other Global Development or Territory-Specific Development in accordance with the process set forth in Section 4.2 (Additional Development), and Section 4.2 (Additional Development) shall govern the Parties’ respective rights and obligations with respect thereto.

4.1.7.

Development Reports.  On a [***] basis, Akebia will provide the JDC with a written summary of the Development activities executed under the Current Global Development Plan and any Other Global Development Plan or Territory-Specific Development Plan in the Territory during the prior [***], including patient enrollment and the ongoing status of each clinical study under any such plan, the status of each pending and proposed Regulatory Filing set forth in the Current Global Development Plan or any Other Global Development Plan or Territory-Specific Development Plan for each Licensed Product in the Territory (to the extent not already provided, and without limiting the obligations under, Article 5 (Regulatory)), and Akebia’s manufacturing activities under the Manufacturing Plan if Akebia is supplying to Licensee any Licensed Product for clinical Development purposes.  In addition, Akebia will promptly provide written notice, through the JDC or Alliance Managers, to Licensee of any significant Development events in the Territory (e.g., clinical trial initiation or completion, clinical holds, Regulatory Approvals, and clinical data that Akebia reasonably believes is of interest to Licensee).  In addition to the foregoing, on a quarterly basis, Akebia shall provide the JDC with a written summary of any Development, manufacturing, and regulatory activities related to the Licensed Compound and the Licensed Products outside of the Territory that materially impact the Current Global Development Program.  Notwithstanding the foregoing, the Parties acknowledge and agree that any information and updates provided pursuant to this Section 4.1.7 (Development Reports) shall be subject to the rules and regulations set forth by the relevant Regulatory Authorities.

4.2.

Additional Development.  If either Party (the “Proposing Party”) desires to conduct Development of the Licensed Compound or a Licensed Product in the Territory for any New Indication or New Formulation or any Other Global Development or Territory-Specific Development, then the Proposing Party will present a proposal to the JSC for its [***], including a synopsis of the Development activities related to such New Indications, New Formulation, Other Global Development or Territory-Specific Development (the “Additional Development”), the potential role of the non-Proposing Party with respect to such Additional Development, the timeline for the Additional Development, and the estimated costs associated with such Additional Development.

4.2.1.	Approval of Additional Development.
(a)

JSC [***]; Agreement. If the JSC [***] any Additional Development and both Parties agree to participate in such Additional Development, then the Parties will enter into a co-development agreement (or an amendment to this Agreement) regarding such Additional Development, including the allocation

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

of costs and responsibilities related to the Additional Development and the reporting of information regarding the Additional Development.
(b)

Licensee Proposal.  With respect to any Additional Development proposed by Licensee, if the JSC does not agree to [***] such Additional Development and, after escalation of the dispute to the Executive Officers pursuant to Section 7 (Decision-Making and Committee Dispute Resolution), Akebia ultimately determines not to approve such Additional Development ([***]), then Licensee will not conduct any Development activities related to such Additional Development.  However, if the JSC [***] any Additional Development, but Akebia does not agree to participate in such Additional Development, then Licensee may conduct such Additional Development in the Territory at its own expense subject to Section 4.2.3 (Reimbursement for Additional Development).

(c)

Akebia Proposal. With respect to any Akebia Development proposed by Akebia, if (i) the JSC [***] such Additional Development, but Licensee does not agree to participate in such Additional Development, or (ii) the JSC [***] such Additional Development and, after escalation of the dispute to the Executive Officers pursuant to Section 3.7 (Decision-Making and Committee Dispute Resolution), Akebia ultimately determines to proceed with such Additional Development ([***]), then Akebia may conduct such Additional Development inside or outside of the Territory at its cost and expense subject to Section 4.2.3 (Reimbursement for Additional Development).

(d)

Conduct of Additional Development.  In all cases, the Proposing Party will conduct any such Additional Development in accordance with the terms of this Agreement and pursuant to (i) an applicable Other Global Development Plan or amendment thereto [***] JSC pursuant to Section 3.2.6 (Specific Responsibilities of the JSC) (if such Additional Development is for the purpose obtaining Regulatory Approval from the FDA and the EMA), or (ii) an applicable Territory-Specific Development Plan or amendment thereto [***] by the JSC pursuant to Section 3.2.6 (Specific Responsibilities of the JSC) (if such Additional Development is for the purpose obtaining Regulatory Approval solely from the FDA or any other Regulatory Authority in the Territory).

4.2.2.	Additional Development Reports; Information.
(a)

By Licensee.  If Licensee is permitted to conduct Additional Development pursuant to a co-development agreement (or amendment to this Agreement) with respect to such Additional Development as set forth in Section 4.2.1(a) (JSC [***]; Agreement) or Section 4.2.1(b) (Licensee Proposal), then, on [***] basis, Licensee will deliver to the JDC for its [***] a written report that describes in reasonable detail the Additional Development in each country in the Territory performed by Licensee or its

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Affiliates during the prior [***]. In addition, Licensee will promptly provide written notice, through the JDC, to Akebia of any significant Development events in the Territory, and will provide to Akebia copies of all material documentation and information related to such Additional Development, including any research data and reports and clinical and preclinical data and reports that are reasonably necessary or useful for Akebia to Develop, manufacture, perform Medical Affairs activities with respect to, or Commercialize the Licensed Compound or the Licensed Products.

(b)

By Akebia.  If Akebia conducts Additional Development and the Parties do not enter into a co-development agreement (or amendment to this Agreement) with respect to such Additional Development in accordance with Section 4.2.1 (Approval of Additional Development), including if Akebia conducts Additional Development in accordance with Section 4.2.1(c) (Akebia Proposal), then Akebia will deliver to the JDC for its [***] Development reports regarding such Additional Development (with the level of information set forth in Section 4.1.7 (Development Reports)).

4.2.3.

Reimbursement for Additional Development.  If the JSC [***] such Additional Development or the proposing Party elects to proceed with Additional Development as permitted under Section 4.2.1(b) (Licensee Proposal) or Section 4.2.1(c) (Akebia Proposal) and the non-proposing Party does not agree to participate in the Additional Development at such time, then if the proposing Party [***] of the Licensed Products in a [***], in each case, resulting from the applicable Additional Development, then (1) if Licensee is the proposing Party, then Akebia will reimburse to Licensee the applicable Akebia Collaboration Share Percentage plus a [***]% mark-up, and (2) if Akebia is the proposing Party, then Licensee will reimburse to Akebia the applicable Licensee Collaboration Share Percentage plus a [***]% mark-up, in each case, ((1) and (2)), of the Development costs borne by the proposing Party attributable to such Additional Development and allocable to the Territory, as provided below in clauses (a) through (c) of this Section 4.2.3 (Reimbursement for Additional Development).  As an example, if Akebia is the proposing Party, and if the Licensee Collaboration Share Percentage is [***]% and the Additional Development is for a New Formulation in an Initial Indication, then Licensee will reimburse to Akebia [***]% ([***]% plus a [***]% mark-up) of [***]% of the total Development costs borne by Akebia in conducting such Additional Development.

(a)

Initial Indications.  If there is a [***] an [***] as a result of the Additional Development conducted pursuant to Section 4.2.1(b) (Licensee Proposal) or Section 4.2.1(c) (Akebia Proposal) and if such Additional Development is for the purpose of [***] (and [***]), then [***]% of the total Development costs will be allocable to the Territory.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(b)

New Indications; New Formulations.  If there is a New Indication or New Formulation (other than in an Initial Indication) with respect to a Licensed Product as a result of the Additional Development conducted pursuant to Section 4.2.1(b) (Licensee Proposal) or Section 4.2.1(c) (Akebia Proposal), and if such Additional Development is for the purpose of [***] (and [***]), and if the Parties agree that the market value of such New Indication or New Formulation is substantially different than [***], then the Parties will discuss a reasonable allocation to the Territory of the total Development costs, based on the [***] applicable to such New Indication or New Formulation in the U.S., the EU, and Japan.

(c)

Territory-Specific Development. If the Additional Development conducted pursuant to Section 4.2.1(b) (Licensee Proposal) or Section 4.2.1(c) (Akebia Proposal) is for the sole purpose of [***], then [***]% of the total Development costs will be allocable to the Territory.

4.3.

Standards of Conduct.  Akebia and Licensee will perform, and each will ensure that their Affiliates, and sublicensees and licensees (in the case of Akebia), and subcontractors perform, all Development activities under the Current Global Development Plan in a good scientific manner, in accordance with GLP, GMP, and GCP, as applicable, and in compliance with Applicable Law.

4.4.

Developmental Efforts.  Akebia or Licensee (if Licensee is to perform any Development activities pursuant to Section 4.1 (Current Global Development) or any Additional Development), each directly or through their Affiliates or permitted sublicensees (with respect to Akebia), as applicable, shall use Commercially Reasonable Efforts to Develop, or support the Development of, Licensed Products in the Territory.

4.5.

Development Records.  Each Party and its Affiliates will maintain written or electronic records, in sufficient detail, in a good scientific manner (in accordance with GLP, GCP, and GMP, as applicable) and appropriate for regulatory and patent purposes, which are complete and accurate in all material respects and reflect all Additional Development and other Development work performed by or on behalf of such Party and its Affiliates or sublicensees (in the case of Akebia) under the Current Global Development Plan, or any Other Global Development Plan or Territory-Specific Development Plan, and results achieved.

ARTICLE 5

REGULATORY

5.1.

Responsibility for Regulatory Filings.  Subject to this Article 5 (Regulatory), Akebia shall be solely responsible for (a) preparing, filing, and submitting, directly or through its Affiliates or permitted licensees or sublicensees, all Regulatory Filings in the Territory in its name (or in the name of its Affiliates or licensees or permitted sublicensees), including the IND and NDA for each Licensed Product in each Initial Indication, (b) obtaining and maintaining all Regulatory Approvals in the Territory, and (c) all interactions with

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Regulatory Authorities in the Territory relating to the Licensed Products both prior to and after Regulatory Approval.  Akebia will use Commercially Reasonable Efforts to obtain and maintain Regulatory Approval of the Licensed Products in the Territory.  Akebia shall be the NDA holder for each Licensed Product in each country in the Territory.

5.2.	Collaboration With Respect to Regulatory Interactions.
5.2.1.

Submissions. Akebia’s regulatory team will work in collaboration with a representative from Licensee’s regulatory team to prepare each IND and NDA for a Licensed Product, and each material amendment or update thereto, and briefing packages for meetings with Regulatory Authorities relating to a Licensed Product, in each case to be submitted to a Regulatory Authority in the Territory during the Term.

5.2.2.

Correspondence.  The Parties’ regulatory teams will collaborate with respect to substantive correspondence in support of submissions made to Regulatory Authorities in the Territory pursuant to Section 5.2.1 (Submissions). In addition, Akebia will promptly provide Licensee with copies of all substantive correspondence submitted to or received from any Regulatory Authority in the Territory related to any Licensed Product.

5.2.3.

Responsibility. Notwithstanding Section 5.2.1 (Submissions) or Section 5.2.2 (Correspondence), Akebia shall be responsible for all submissions, communications, and other dealings with the Regulatory Authorities in the Territory relating to the Licensed Products. Akebia will make the final decision on the content of all submissions, correspondence, and communications with Regulatory Authorities in the Territory, and Akebia will not be required to delay any submission, correspondence, or communication with any Regulatory Authorities in the Territory in a manner that affects Akebia’s ability to comply with any Regulatory Authority requirement or deadline or Applicable Law in the Territory or that would delay Akebia’s receipt of Regulatory Approval.

5.3.

Cooperation.  The Parties will cooperate with each other to achieve the regulatory objectives contemplated herein in a timely, accurate, and responsive manner.  Licensee will assist Akebia, as is reasonably necessary, in order for Akebia to obtain and maintain each applicable IND and NDA for each Licensed Product in the Territory, including in connection with the preparation, filing, and submission of all Regulatory Filings by Akebia.

5.4.

Regulatory Meetings.  If Akebia meets with Regulatory Authorities in the Territory relating to the submission of the NDA or other submissions prepared by the Parties’ regulatory teams in accordance with Section 5.2.1 (Submissions) for any Licensed Product in the Territory, then then [***]; provided that [***]. The foregoing shall not apply to [***]; provided that at each JDC meeting Akebia shall provide the JDC with copies of records of any such substantive meeting or teleconference that it maintains in the ordinary course.  [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 6

MEDICAL AFFAIRS

6.1.

Medical Affairs Plan.  Akebia has developed a global Medical Affairs strategy (including a strategy for managing communications with key opinion leaders), and in collaboration with Licensee through the JDC, will prepare a reasonably detailed medical affairs plan for the Territory that will be consistent with Akebia’s global Medical Affairs strategy (the “Medical Affairs Plan”).  The Medical Affairs Plan will be compliant with all Applicable Laws and each Party’s written compliance policies and procedures, and each Medical Affairs Plan will include:

6.1.1.	the Medical Affairs to be undertaken by each Party in the Territory and the qualification requirements for each Party’s MSLs (if any);
6.1.2.	MSL resource planning;
6.1.3.

out-of-pocket expenses to be incurred by or on behalf of a Party or its Affiliates in connection with activities set forth in such Medical Affairs Plan, including Medical Education Materials; training programs for MSLs; and medical education programs and planning (including symposia, advisory boards, conferences and seminars and non-employee Third Party travel to and attendance at such symposia, conferences and seminars).

Each Medical Affairs Plan will be [***] by the JSC as provided in Section 3.2.6 (Specific Responsibilities of the JSC) no later than [***] following the Effective Date.  After submission of the initial Medical Affairs Plan, to the extent required, Akebia, in collaboration with Licensee through the JDC, will prepare and provide an updated Medical Affairs Plan to the JSC for its [***] as set forth in Section 3.2.6 (Specific Responsibilities of the JSC) on or before November 1st of each year during the Term, or more frequently as may be required during the Term.  Licensee, through the JDC, will provide Akebia with reasonable cooperation, support, and assistance with respect to preparing the Medical Affairs Plan.

6.2.

Responsibilities.  In accordance with Section 3.3.3(i) (Specific Responsibilities of the JDC), the JDC will [***] the final number of MSLs to be provided in each applicable country in the Territory; provided that the final number of MSLs must be agreed by [***] and will not [***]. Licensee will deploy the [***] of the total MSLs to be deployed by the Parties in the Territory (on an FTE basis) and Akebia will deploy the [***] of the total MSLs to be deployed by the Parties in the Territory (on an FTE basis), in each case, as [***] by the JDC and set forth in the Medical Affairs Plan.  Each Party will bear its own FTE Costs or other personnel costs of such MSLs; provided that if the Parties agree that one Party will deploy more MSL FTEs than such Party’s applicable [***] (“Excess MSL FTEs”) and the other Party will deploy fewer MSL FTEs than [***], then the Party deploying such Excess MSL FTEs will inform the other Party of the applicable FTE Cost incurred by such Party in connection with deploying such Excess MSL FTEs and the Parties will update the Medical Affairs Plan to include such FTE Costs as provided in

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Section 6.1 (Medical Affairs Plan), and the other Party will pay the deploying Party, from the other Party’s share of Net Sales pursuant to Section 9.4 (Cost Share and Revenue Share), the FTE Costs of such Excess MSL FTEs; provided, however, that in no event will the other Party receive less than [***]% of the Net Sales that such other Party would otherwise receive in any calendar quarter.  In addition, if, but for the proviso in the preceding sentence, payment of the FTE Costs of the Excess MSL FTEs would have reduced the such other Party’s share of Net Sales by more than [***]% of the Net Sales that such Party would otherwise receive in a calendar quarter, then the portion of the FTE Costs for the Excess MSL FTEs that exceeds such [***]% threshold (and thus was not paid to the deploying Party in such calendar quarter) will be carried over and paid from such other Party’s share of Net Sales in subsequent calendar quarters until the full FTE Costs for the Excess MSL FTEs is paid.  The Parties will share responsibilities for conducting all Medical Affairs with respect to the Licensed Compound and the Licensed Products in the Territory so that Licensee contributes the applicable [***] and Akebia contributes the applicable [***], in each case, of all such Medical Affairs set forth in the Medical Affairs Plan to be conducted in the Territory.

6.3.

Medical Science Liaisons.  During the Term, each Party will provide and maintain MSLs in each country of the Territory to engage in Medical Affairs with respect to the Licensed Products in accordance with the Medical Affairs Plan. Each MSL will (a) meet the qualification requirements set forth in the Medical Affairs Plan (if any) or otherwise as agreed upon by the Parties, and (b) have sufficient health care experience to engage in in-depth dialogues with physicians regarding medical issues associated with a Licensed Product.  Each Licensee MSL, unless otherwise permitted by the JSC, will be an employee of Licensee or a Licensee Affiliate and will remain exclusively under the authority of Licensee or a Licensee Affiliate.  Each Akebia MSL, unless otherwise permitted by the JSC, will be an employee of Akebia or an Akebia Affiliate and will remain exclusively under the authority of Akebia or an Akebia Affiliate; provided that during the period commencing on the Effective Date and ending [***] after the First Commercial Sale of the first Licensed Product in the Territory, Akebia may engage contractors to serve as MSLs, so long as such contractors meet the qualifications and other requirements set forth in the Medical Affairs Plan (if any) and this Section 6.3 (Medical Science Liaisons) (other than being employees of Akebia)  and do not represent [***] of Akebia’s MSLs in the Territory.  Each Party will, and will cause its Affiliates to, ensure that, in each country of the Territory, such Party’s MSLs only use Medical Education Materials previously approved for use in such country in accordance with Section 6.4 (Medical Education Materials).

6.4.

Medical Education Materials.  Akebia will prepare and produce all Medical Education Materials for use in the Territory and will provide proof copies of initial versions of all Medical Education Materials and all substantive updates to such Medical Education Materials to the PMRC for its review and approval as set forth in Section 3.8.1 (Establishment and Responsibilities).  In addition, Licensee may propose new or modified Medical Education Materials at any time and submit such materials to the PMRC for its review and approval as set forth in Section 3.8.1 (Establishment and Responsibilities).  Neither Party will be required to use, and Licensee will not use, Medical Education Materials that have not been approved by the PMRC or the Super-

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

PMRC as provided in Section 3.8.2 (Decision-Making and Dispute Resolution).  All Medical Education Materials shall be compliant with Applicable Laws and the Medical Affairs Plan.  In addition, to the extent permitted under Applicable Laws within the Territory, and to the extent bearing any Housemarks, the Medical Education Materials to be distributed in such countries by each Party’s respective MSLs will include the Akebia Housemarks and the Licensee Housemarks [***]. Each Party will provide to the other Party proof copies of the applicable Akebia Housemarks and Licensee Housemarks (as applicable) to be included in connection with all cobranding described in this Section 6.4 (Medical Education Materials) in the manner and format as may be reasonably specified by a Party from time-to-time.  Each Party will, directly or through its Affiliates, have full responsibility for the dissemination of all applicable Medical Education Materials to its MSLs and other representatives who need such materials to perform such Party’s Medical Affairs under this Agreement or the Medical Affairs Plan.

6.5.	Medical Affairs Activity Tracking; Recordkeeping; Reporting; Audit.
6.5.1.

Tracking of MSLs.  Each of Licensee and Akebia will establish and maintain one or more tracking systems that will show with respect to such Party’s MSLs, (a) the number of Medical Affairs provided by each such MSL, and such Party’s Medical Affairs in the aggregate, in each case during any designated period of time (e.g., quarterly or annually), (b) the date of each such Medical Affairs activity, and (c) the identity of the HCPs to whom such Medical Affairs activity was targeted.

6.5.2.

Medical Affairs Data.  Each Party shall record, on a quarterly basis (broken down by month within each quarter), (a) the number of its MSLs assigned to the Licensed Products in the Territory (both in absolute numbers and in FTEs), and (b) the territories of their assignments and the proportion of their time devoted to providing Medical Affairs relating to the Licensed Products (collectively, the “Medical Affairs Data”).

6.5.3.

Reporting.  Within [***] days after the end of each calendar quarter, each Party will provide to the JDC a written report setting forth, on a country-by-country basis in the Territory, the Medical Affairs Data in such country during such calendar quarter.  Each Party will provide the foregoing information with respect to the Licensed Products in the aggregate, and on an individual MSL basis.  Unless otherwise agreed by the JDC, each Party’s reporting and record keeping with respect to Medical Affairs Data shall be in accordance with the format of such Party’s internal reporting procedures customarily employed and consistently applied.

6.5.4.

Books and Records.  Each Party shall maintain complete and accurate books and records in sufficient detail, in accordance with all Applicable Laws, to enable verification of the performance of such Party’s Medical Affairs obligations under this Agreement, including all Medical Affairs Data, and other information relating to Medical Affairs and such Party’s MSLs.  Such books and records shall be the Confidential Information of the maintaining

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Party and shall be maintained by such Party for a period of [***] after the end of each calendar year in which such records were created; provided that such [***] period will be extended (a) to the extent required by Applicable Laws or such Party’s document management program, or (b) until the final resolution of any audit or dispute as to which such records relate.

6.5.5.

Inspection; Reporting. Upon reasonable advance notice to the other Party, each Party shall be entitled, at its expense, to inspect the books and records maintained by the other Party pursuant to Section 6.5.4 (Books and Records) to verify the accuracy of the information reported by such other Party in any quarterly report furnished by the other Party under Section 6.5.3 (Reporting), such inspection to be permitted with respect to any year ending not more than [***] prior to the date of the notice requesting such inspection. In addition, each Party shall provide the other Party with a quarterly written report summarizing the substance of any investigation by such Party relating to its MSLs’ alleged violation of Applicable Laws or Professional Requirements in connection with such Party’s Medical Affairs activities with respect to a Licensed Product; provided that such report will not include any personally identifiable information.

ARTICLE 7

COMMERCIALIZATION AND NON-PROMOTIONAL ACTIVITIES

7.1.

General.  Except as otherwise provided in Section 7.8 (Detailing), Section 7.9 (Other Promotional Activities), Section 7.17 (Pricing, Reimbursement, and Market Access), and Section 7.18 (Product Orders; Invoicing; Distribution and Sales), the Parties will share responsibilities for conducting all Commercialization activities and Non-Promotional Activities with respect to the Licensed Compound and the Licensed Products in the Territory so that Licensee contributes the applicable Licensee Collaboration Share Percentage and Akebia contributes the applicable Akebia Collaboration Share Percentage, in each case, of all such Commercialization activities and Non-Promotional Activities set forth in the CAN Plan to be conducted in the Territory.

7.2.

CAN Plan.  At least [***] prior to the anticipated First Commercial Sale of a Licensed Product in each country in the Territory, Akebia, in collaboration with Licensee through the JCC, will prepare and submit to the JSC for its [***] pursuant to Section 3.2.8 (Specific Responsibilities of the JSC) an initial CAN Plan.  Such initial CAN Plan will be a [***].  At least [***] prior to the anticipated First Commercial Sale of a Licensed Product in each country in the Territory, Akebia, in collaboration with Licensee through the JCC, will prepare and submit to the JSC for [***] an update to the CAN Plan for the launch of each Licensed Product in each country in the Territory that will include: (a) a [***] for such Licensed Product, to include [***], (b) a [***] to be provided by the Parties in connection with launch, (c) the [***], (d) the [***], (e) the [***], (f) [***] (g) the [***], and (h) [***]. After submission of such updated CAN Plan, Akebia, in collaboration with Licensee through the JCC, will prepare an updated CAN Plan that includes the elements set forth in Section 7.2.1 through Section 7.2.12 and will provide

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

such updated plan to the JSC for its [***] as set forth in Section 3.2.8 (Specific Responsibilities of the JSC), on or before [***] of each year during the Term, or more frequently as may be required by the JCC during the Term, and in any event no later than [***] prior to the anticipated First Commercial Sale of a Licensed Product in the Territory. Licensee acknowledges that it is Akebia’s intent to build its own fully integrated commercial operations in the Territory, and the Parties agree that the CAN Plan shall be designed to reflect that intent.

7.2.1.	The [***] to be conducted by the Parties in the aggregate in each country in the Territory during the upcoming year;
7.2.2.	[***] of each Licensed Product by each Party’s PSRs (e.g., [***]) during the upcoming year;
7.2.3.	The [***] to whom each Licensed Product should be detailed or promoted by each Party’s PSRs during the upcoming year;
7.2.4.	[***] for each Licensed Product, including [***];
7.2.5.	Each Party’s [***]for such Party’s [***] (as established by each Party pursuant to Section 7.5.2 ([***]) and in accordance with each Party’s [***] review process) during the upcoming year;
7.2.6.	Skills, training, and experience requirements for [***] (if any);
7.2.7.	Annual sales forecasts for each Licensed Product for each country in the Territory, and in total for the entire Territory;
7.2.8.	[***] activities to be conducted by the Parties in the Territory during the upcoming year;
7.2.9.	[***] for the upcoming year;
7.2.10.	Any [***] to be conducted by the Parties in the Territory during the upcoming year;
7.2.11.

Annual certification from each Party to the other Party in writing that it has and enforces a written code of conduct and compliance program for its personnel that is consistent with Applicable Laws and Professional Requirements.  The certification provided to a Party under this Section 7.2.11 (CAN Plan) and any information contained therein shall be the Confidential Information of such Party under Article 13 (Confidentiality); and

7.2.12.

Out-of-pocket expenses incurred by or on behalf of a Party or its Affiliates in connection with activities set forth in such CAN Plan, including [***] and any activities related thereto, including the [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

7.3.

Commercialization Reports.  Within [***] after the end of each calendar quarter following the First Commercial Sale of a Licensed Product, each Party will provide to the JCC a written report that summarizes its Commercialization activities performed during the prior calendar quarter, including quarterly sales performance reports, and, for Akebia, its manufacturing activities under the Manufacturing Plan related to supply of the Licensed Products for Commercialization purposes.

7.4.

Commercialization Efforts.  Akebia and Licensee, directly or through their respective Affiliates, shall use Commercially Reasonable Efforts to Commercialize each Licensed Product that has received Regulatory Approval and, where applicable, Reimbursement Approval in the Territory in accordance with the CAN Plan.

7.5.	Sales Force.
7.5.1.

Sales Representatives. In each country in the Territory, each Party will provide and maintain, at its respective sole cost and expense, (a) a well-trained sales force of PSRs whose skills, training, and experience are consistent with the requirements set forth in the CAN Plan (if any) or otherwise agreed upon by the Parties, and that is sufficient to perform such Party’s Detailing obligations and to promote the Licensed Products in accordance with the CAN Plan, and (b) an adequate number of well-trained Sales Managers to oversee all of such Party’s PSRs and other sales force representatives.  Each such PSR and Sales Manager of a Party, unless otherwise permitted by the JSC, will be an [***] of such Party or its Affiliate and will remain exclusively under the authority of such Party or its Affiliate; provided that during the period commencing on the Effective Date and ending [***] after the First Commercial Sale of the first Licensed Product, [***].

7.5.2.

[***].  During the Term in each country of the Territory, each Party will establish and maintain an [***] plan for its PSRs and Sales Managers in such country that is consistent with the [***] each Party then uses for its other products of similar value and potential in such country. Each such [***] will be structured such that (a) the incentives provided thereunder can be earned through proper and lawful promotion, sales, and marketing activities by the PSRs and Sales Managers, (b) the incentives paid thereunder [***]; provided that the majority of compensation paid under such [***] shall be [***], and (c) the program does not directly or indirectly encourage or result in such PSRs undertaking any such activities that will violate Applicable Law, any Professional Requirements, or the Approved Labeling, or be inconsistent with Akebia’s global and applicable regional commercialization strategies for the Licensed Products.

7.6.

Compliance of Personnel.  If a Party has a reasonable basis to believe that any Sales Manager or PSR of the other Party or its Affiliates has (a) violated any Applicable Law or (b) failed to perform any of its obligations under this Agreement or otherwise comply with the terms of this Agreement, then, with respect to either (a) or (b), such Party will

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

have the right to (i) request that the other Party immediately assess the performance of such individual, and (ii) exercise any other rights or remedies available to it under this Agreement, at law or in equity. The other Party will (A) promptly use Commercially Reasonable Efforts to evaluate and resolve such issue in accordance with its internal policies or as it may otherwise deem appropriate, and (B) to the extent permitted by Applicable Law, keep the first Party informed of the progress of such evaluation.  Notwithstanding the foregoing, all employment decisions will be made by the employing Party.

7.7.

Licensed Product Support Services.  Upon Akebia’s request, the Parties shall discuss and agree upon any support services related to the Licensed Products to be performed by Licensee (the “Licensed Product Support Services”), and the FTE Costs and out-of-pockets expenses incurred by Licensee in connection with each such Licensed Product Support Service. Thereafter, Licensee will perform the Licensed Product Support Services and the Parties will [***].

7.8.	Detailing.
7.8.1.

Detailing Efforts. In accordance with Section 3.4.3(b) (Specific Responsibilities of the JCC), the JCC will [***] to be provided in each country in the Territory, which will be set forth in the CAN Plan. Each Party will use its Commercially Reasonable Efforts to divide Detailing activities between the Parties in the CAN Plan so that Licensee is to provide the Licensee Collaboration Share Percentage and Akebia is to provide the Akebia Collaboration Share Percentage, in each case, of the total Details planned to be provided by the Parties in the Territory.  In addition, prior to the First Commercial Sale of the first Licensed Product in the Territory, and thereafter from time-to-time, the JCC will determine: (a) mechanisms and metrics to assess the quality and productivity of the Details for the Licensed Products provided by each Party, which metrics may be based on [***] to which a Party provides Details (the “Successful Detailing Metrics”), (b) appropriate metrics for tracking Detailing efforts, (c) appropriate criteria for assessing any discrepancy between a Party’s Detailing efforts and its Required Details, (d) thresholds that must be met with respect to such discrepancy in efforts, prior to any adjustment in Detailing efforts being made in any country in the Territory; provided that the threshold for rectifying discrepancy in efforts, as provided in Section 7.8.2 (Detailing Efforts Shortfalls) shall be [***]% unless the JCC agrees otherwise, and (e) a plan to address situations where a Party is not performing its Commercialization activities in accordance with this Agreement or the CAN Plan, including chronic Detailing Shortfalls by a Party in any country in the Territory.  In addition, prior to such First Commercial Sale, the JCC will determine the appropriate remedy to compensate the other Party if a Party (the “Underperforming Party”) (i) materially fails (i.e., beyond the thresholds determined by the JCC pursuant to clause (d) above) to provide such Party’s [***], on a country-by-country basis, set forth in the applicable CAN Plan for such country in the Territory during the applicable year (“Required Details”) or (ii) does not provide the [***] in a manner that

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***] (such failure to perform a Party’s [***] as set forth in clause (i) or failure to perform such [***] with acceptable [***] as set forth in clause (ii), in each case, a “Detailing Shortfall”).
7.8.2.

Detailing Efforts Shortfalls.  At the end of each calendar year, commencing the year in which the First Commercial Sale of a Licensed Product in the Territory occurs, the JCC will review the Detailing efforts actually contributed by each Party in that calendar year (including any Detailing Shortfall as applicable) in each country in the Territory and the Detailing efforts that each Party is expected to contribute in the next calendar year in such country.  On a country-by-country basis, the Underperforming Party will compensate the other Party for any Detailing Shortfall, in each case, in accordance with the remedies determined by the JCC in accordance with Section 7.8.1 (Detailing Efforts).  If the amount of the Detailing Shortfall is less than [***]% of the Required Details (or such other threshold as may be determined by the JCC pursuant to Section 7.8.1 (Detailing Efforts)) in such country during the applicable year, then such unequal efforts will be rectified in the next calendar year by revising the applicable CAN Plan for such country to adjust the number of the Detailing efforts to be provided by each Party.  Notwithstanding the foregoing, for purposes of determining any shortfall in the number of Details actually performed by a Party, if a Party has performed more Details in one country than are set forth in the CAN Plan for such country, then such excess [***].  The remedies established by the JCC in accordance with Section 7.8.1 (Detailing Efforts) will be a Party’s sole and exclusive remedy for the Underperforming Party’s failure to provide its share of Required Details or for any other Detailing Shortfall.

7.8.3.	Additional Details.
(a)

Agreement on Additional Details.  If a Party desires to provide more than its Required Details in a calendar year (i.e., greater than such Party’s applicable Collaboration Share Percentage of the minimum aggregate number of Details set forth in the CAN Plan for such year), then either Party may request that the JCC [***] an increase in the minimum aggregate number of Details (each, an “Additional Detail”) and if the JCC [***] such request, then the JCC will prepare an update to the then-current CAN Plan to be [***] by the JSC in accordance with Section 3.27 (specific JSC responsibilities) to increase the minimum aggregate number of Details for such calendar year to include such Additional Details in accordance with Section 7.2 (CAN Plan) (and, thereafter, following [***] by the JSC of such updated CAN Plan each Party’s Required Details for such calendar year shall be such Party’s applicable Collaboration Share Percentage of such increased minimum aggregate number of Details set forth in the updated CAN Plan).

(b)	Failure to Agree on Additional Details. If a Party proposes to the JCC that it provide more than its Required Details in a calendar year (i.e., greater

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

than such Party’s applicable Collaboration Share Percentage of the minimum aggregate number of Details set forth in the CAN Plan for such year), and neither the JCC, nor the JSC, nor the other Party’s Executive Officer agrees to change the CAN Plan to increase the number of Details to be performed, then the proposing Party may provide such Additional Details in the applicable calendar year at its sole cost and expense; provided that the number of such Additional Details does not exceed [***]. For example, if the ’aggregate number of Details in such CAN Plan equal 1,000 Details, then such proposing Party may provide up to [***]. If the proposing Party informs the JCC that it desires to be reimbursed for such Additional Details, then prior to the proposing Party performing such Additional Details, the JCC will determine metrics that will be applied to assess [***] (which metrics, if the JCC, the JSC, and the Executive Officers cannot agree thereto, will be an Expert Reserved Matter to be determined by arbitration in accordance with Section 16.4 (Baseball Arbitration for Expert Reserved Matters)), and if such Additional Details achieve such metrics, then the non-proposing Party will pay the proposing Party, from the non-proposing Party’s share of Net Sales pursuant to Section 9.4 (Cost Share and Revenue Share), an amount agreed by the JCC per Additional Detail performed by the proposing Party [***] (the “Additional Detail Payment”); provided, however, that in no event will the non-proposing Party receive [***]% of the Net Sales that such Party would otherwise receive in any calendar quarter.  In addition, if, but for the proviso in the preceding sentence, payment of the Additional Detail Payment would have [***] the non-proposing Party’s share of Net Sales by [***]% of the Net Sales that such Party would otherwise receive in a calendar quarter, then the portion of the Additional Detail Payment that [***]% threshold (and thus was not paid to the proposing Party in such calendar quarter) will be carried over and paid from the non-proposing Party’s share of Net Sales in subsequent calendar quarters until the full Additional Detail Payment is made.

7.8.4.

Inability to Perform Details Required by Plan.  If a Party wishes to reduce its number of Required Details to be performed by such Party under the CAN Plan following the [***] of such plan by the JCC, then such Party may propose that the other Party perform a portion of such Party’s Required Details (i.e., shifting responsibility for such portion of such Party’s Required Details to the other Party under the CAN Plan).  If the other Party does not accept such Party’s proposal, then the proposing Party shall continue to be required to perform all of its Required Details under the CAN Plan.  If the other Party accepts such Party’s proposal to shift responsibility for a portion of the proposing Party’s Required Details to the other Party, then the CAN Plan will be updated accordingly and the proposing Party will pay the other Party, from the proposing Party’s share of Net Sales pursuant to Section 9.4 (Cost Share and Revenue Share), an amount agreed by the JCC per shifted Detail performed by the other Party (the “Shifted Detail Payment”); provided, however, that in no event will the proposing Party receive less than

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]% of the Net Sales that such Party would otherwise receive in any calendar quarter.  In addition, if, but for the proviso in the preceding sentence, payment of the Shifted Detail Payment would have reduced the proposing Party’s share of Net Sales by more than [***]% of the Net Sales that such Party would otherwise receive in a calendar quarter, then the portion of the Shifted Detail Payment that exceeds such [***]% threshold (and thus was not paid to the other Party in such calendar quarter) will be carried over and paid from the proposing Party’s share of Net Sales in subsequent calendar quarters until the full Shifted Detail Payment is made.

7.9.	Other Promotional Activities.
7.9.1.

Agreement on Other Promotional Activities.  If a Party desires to carry out any marketing or promotional activities in any calendar year in addition to those set forth in the then-current CAN Plan (other than Additional Details), then either Party may request that the JCC [***] such additional marketing or promotional activities (“Additional Promotional Activities”) and if the JCC [***] such request, then the JCC will prepare an update to the then-current CAN Plan to be [***] by the JSC in accordance with Section 3.2.7 (specific JSC responsibilities) to include such Additional Promotional Activities and each Party’s responsibilities in connection therewith, in accordance with Section 7.2 (CAN Plan), and thereafter, following [***] by the JSC of such updated CAN Plan, each Party will [***].

7.9.2.

Failure to Agree on Additional Promotional Activities.  If a Party proposes to the JCC to carry out Additional Promotional Activities and neither the JSC nor the other Party’s Executive Officer (after escalation) [***] such Additional Promotional Activities, [***].  If the proposing Party intends to conduct such Additional Promotional Activities and informs the JCC that it desires to be reimbursed for such Additional Promotion Activities, then prior to the proposing Party performing such Additional Promotional Activities, the JCC will determine metrics that will be applied to assess [***] (which metrics, if the JCC, the JSC, and the Executive Officers cannot agree thereto, will be an Expert Reserved Matter to be determined by arbitration in accordance with Section 16.4 (Baseball Arbitration for Expert Reserved Matters)), and if such Additional Promotional Activities achieve such metrics, then the non-proposing Party will pay the proposing Party, from the non-proposing Party’s share of Net Sales pursuant to Section 9.4 (Cost Share and Revenue Share), an amount equal to the actual costs and expenses incurred by the proposing Party in connection with performing such Additional Promotional Activities plus a [***]% [***] (the “Additional Promotional Activities Payment”); provided, however, that in no event will the non-proposing Party receive [***]% of the Net Sales that such Party would otherwise receive in any calendar quarter.  In addition, if, but for the proviso in the preceding sentence, payment of the Additional Promotional Activities Payment would have reduced the non-proposing Party’s share of Net Sales by [***]% of the Net Sales that such Party would otherwise receive in a calendar quarter, then the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

portion of the Additional Promotional Activities Payment that [***]% threshold (and thus was not paid to the proposing Party in such calendar quarter) will be carried over and paid from the non-proposing Party’s share of Net Sales in subsequent calendar quarters until the full Additional Promotional Activities Payment is made.

7.9.3.

Inability to Pay for Promotional Activities Required by Plan.  If a Party wishes to reduce its obligation to pay its full Collaboration Share Percentage for any activities under the CAN Plan following the [***] of such plan by the JCC, then such Party may propose that the other Party bear a portion of such Party’s payment obligation (i.e., shifting responsibility to pay for such portion of such Party’s Collaboration Share Percentage to the other Party under the CAN Plan).  If the other Party does not accept such Party’s proposal, then the proposing Party shall continue to be required to pay its full Collaboration Share Percentage for all activities under the CAN Plan.  If the other Party accepts such Party’s proposal to shift responsibility for payment of a portion of the proposing Party’s Collaboration Share Percentage to the other Party, then the CAN Plan will be updated accordingly and the proposing Party will pay the other Party, from the proposing Party’s share of Net Sales pursuant to Section 9.4 (Cost Share and Revenue Share), an amount equal to the portion of the proposing Party’s payment obligation that was shifted to and paid by the other Party (the “Shifted Portion Payment”); provided, however, that in no event will the proposing Party receive less than [***]% of the Net Sales that such Party would otherwise receive in any calendar quarter.  In addition, if, but for the proviso in the preceding sentence, payment of the Shifted Portion Payment would have reduced the proposing Party’s share of Net Sales by more than [***]% of the Net Sales that such Party would otherwise receive in a calendar quarter, then the portion of the Shifted Portion Payment that exceeds such [***]% threshold (and thus was not paid to the other Party in such calendar quarter) will be carried over and paid from the proposing Party’s share of Net Sales in subsequent calendar quarters until the full Shifted Portion Payment is made.

7.9.4.

Communications with the OPDP.  Notwithstanding the foregoing, Akebia will at all times be solely responsible for all communications and interactions with the Office of Prescription Drug Promotion of the FDA, regardless of which Party is allocated responsibility for any Commercialization activities.

7.10.	Training Materials.
7.10.1.

Approval and Branding of Training Materials.  Akebia, in collaboration with Licensee, will prepare and produce all Training Materials for use in the Territory and will provide proof copies of initial versions of all Training Materials and all substantive updates to such Training Materials to the PMRC for its review and approval as set forth in Section 3.8.1 (Establishment and Responsibilities) prior to any use of such materials in training any of the Parties’ trainers, PSRs, or Sales Managers.  In addition, Licensee may

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

propose new or modified Training Materials at any time and submit such materials to the PMRC for its review and approval as set forth in Section 3.8.1 (Establishment and Responsibilities).  Neither Party will be required to [***], any Training Materials that have not been approved by the PMRC or the Super-PMRC as provided in Section 3.8.2 (Decision-Making and Dispute Resolution).  All Training Materials shall be in compliance with all Applicable Laws, Professional Requirements, and the Approved Labeling.  In addition, to the extent permitted under Applicable Law within the Territory, and to the extent bearing any Housemarks, the Training Materials will include the Akebia Housemarks and the Licensee Housemarks [***].  Each Party will provide to the other Party proof copies of the applicable Akebia Housemarks and Licensee Housemarks (as applicable) to be included in connection with all cobranding described in this Section 7.10.1 (Approval and Branding of Training Materials) in the manner and format as may be reasonably specified by a Party from time-to-time.

7.10.2.

Akebia’s Training Obligations.  Akebia will provide the Training Materials approved in accordance with Section 7.10.1 (Approval and Branding of Training Materials) to Licensee for Licensee and its Affiliates, as applicable, to use in the training of Licensee’s or Licensee’s Affiliates’ trainers, PSRs, Sales Managers, and other representatives with respect to the Licensed Products and the Detailing thereof pursuant to Section 7.10.3 (Licensee’s Training Obligations).  Akebia will be responsible for preparing and delivering training to its PSRs and Sales Managers using the Training Materials.  Akebia will ensure that training of its PSR and Sales Manager occurs (a) prior to the provision by such PSR or Sales Manager of any Detailing under this Agreement, and (b) periodically thereafter in each country in the Territory during the Term as set forth in the CAN Plan.  Akebia may provide to Licensee, and Licensee may use in the conduct of its training pursuant to Section 7.10.3 (Licensee’s Training Obligations), information regarding (i) the use of such Training Materials, (ii) any new information pertaining to the Licensed Products that may periodically arise, and (iii) the conduct of any further training to be provided by Licensee’s trainers to Licensee’s and its Affiliates’ PSRs, Sales Managers, or other representatives with respect to the Detailing of the Licensed Products.

7.10.3.

Licensee’s Training Obligations.  Licensee will be responsible for preparing and delivering training to its trainers, PSRs, and Sales Managers using only the Training Materials approved by the PMRC and provided by Akebia in accordance with Section 7.10.2 (Akebia’s Training Obligation).  Licensee will ensure that training of its PSR and Sales Manager occurs (a) prior to the provision by such PSR or Sales Manager of any Detailing under this Agreement, and (b) periodically thereafter in each country in the Territory during the Term as set forth in the CAN Plan, or as may be reasonably requested by Akebia.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

7.11.	CAN Product Materials.
7.11.1.

Review.  Akebia, in collaboration with Licensee, will prepare and produce all Packaging and Labeling, Promotional Materials and Product Materials for Non-Promotional Activities (collectively, “CAN Product Materials”) for use in the Territory and will provide proof copies of initial versions of all CAN Product Materials (other than Approved Labeling) and all substantive updates to such CAN Product Materials to the PMRC for its review and approval as set forth in Section 3.8.1 (Establishment and Responsibilities) prior to any use by either Party.  In addition, Licensee may propose new or modified CAN Product Materials (other than Approved Labeling) at any time and submit such materials to the PMRC for its review and approval as set forth in Section 3.8.1 (Establishment and Responsibilities).  Approved Labeling will be [***] by the JDC.  All CAN Product Materials shall be in compliance with all Applicable Laws, Professional Requirements, and Approved Labeling and otherwise consistent the applicable terms of this Section 7.11.1 (Review).  Neither Party will be required to use, and Licensee shall not use, any CAN Product Materials (other than Approved Labeling) that have not been approved by the PMRC or the Super-PMRC as provided in Section 3.8.2 (Decision-Making and Dispute Resolution).

7.11.2.

Branding.  The Parties agree that, to the extent permitted under Applicable Law within the Territory, to the extent bearing any Housemarks, the CAN Product Materials will include the Akebia Housemarks and the Licensee Housemarks [***].  At Akebia’s request, CAN Product Materials will include an acknowledgement that the Licensed Products are being sold under a license from its developer, Akebia Therapeutics.  In addition, each Party will use Commercially Reasonable Efforts in the Territory to [***], to the extent the same are solely related to the Licensed Products and such cobranding is permitted under Applicable Law, and otherwise in accordance with the terms of this Section 7.11.1 (Review).  Each Party will provide to the other Party proof copies of the applicable Akebia Housemarks and Licensee Housemarks (as applicable) to be included in connection with all cobranding described in this Section 7.11 (CAN Product Materials) in the manner and format as may be reasonably specified by a Party from time-to-time.

7.12.

Dissemination of Product Materials.  Each Party will, directly or through its Affiliates, have full responsibility for the dissemination of all applicable Product Materials to its Sales Managers, PSRs, and other representatives who need such information to perform such Party’s activities under this Agreement or the CAN Plan.

7.13.

Ownership of Product Materials.  Akebia will own all rights, title, and interests in and to all Product Materials worldwide in perpetuity (including all Product Marks, copyright, and other intellectual property rights associated therewith); provided that Licensee will retain all rights to any Licensee Housemarks that may be included on any Product Materials.  Except with respect to the incorporation of any Licensee Housemark therein, Licensee’s use of the Product Materials pursuant to rights granted in this Agreement is

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

for Akebia’s benefit and will inure to Akebia, and Licensee will not acquire any rights in any of them by such use.
7.14.

Restrictions on Use of Product Materials.  Each Party will and will cause its Affiliates and its and their respective representatives, including each Sales Manager, PSR, MSL, and other representative, to use all Product Materials solely in connection with Licensee’s and its Affiliates’ activities under this Agreement and the CAN Plan and the Medical Affairs Plan.  In addition, without the prior approval of the PMRC in accordance with Section 3.8.1 (Establishment and Responsibilities), neither Party will, and will cause its Affiliates not to, (a) create, distribute, or use sales, promotion, or any other material relating to the Licensed Products other than the Product Materials approved by the PMRC or the Super-PMRC, except as set forth in Section 3.8.2 (Decision-Making and Dispute Resolution), (b) add to, delete from, or modify any Product Materials in any material manner after approval by the PMRC or the Super-PMRC, or (c) otherwise make any other changes to any Product Materials after approval by the PMRC or the Super-PMRC.  If the PMRC or either Party determines that any Product Materials are inaccurate or non-compliant or if the PMRC or Akebia determines that any Product Materials must otherwise cease to be used, then each Party will immediately cease to use such Product Materials and will use its Commercially Reasonable Efforts to collect and destroy any such materials from its Affiliates and its and their respective Sales Managers, PSRs, MSLs, and other representatives.

7.15.

Communications with Sales Representatives. Any information or written communication disseminated by a Party or its Affiliates to their respective Sales Managers and PSRs concerning the promotion of the Licensed Products will be based on and consistent with information set forth in the Product Materials approved in accordance with Section 3.8.1 (Establishment and Responsibilities) or otherwise provided by Akebia to Licensee (to the extent that Akebia has provided to Licensee information relevant to such information or written communication and that such information provided by Akebia is compliant with Applicable Laws, Professional Requirements, and Approved Labeling).

7.16.	Commercialization Activity Tracking; Recordkeeping; Reporting; Audit.
7.16.1.

Tracking of PSRs.  Each of Licensee and Akebia will establish and maintain one or more tracking systems that will show with respect to such Party’s PSRs, (a) the number of Details provided by each such PSR, and such Party’s Details in the aggregate, in each case during any designated period of time (e.g., quarterly or annually), (b) the date of each such Detail, and (c) the identity of the HCPs to whom such Detail was delivered.

7.16.2.

Promotional Data.  Each Party shall record, on a quarterly basis (broken down by month within each quarter):  (a) the number of its PSRs (both in absolute numbers and in FTEs) assigned to Detail Licensed Product in the Territory; (b) the territories of their assignments; (c) the proportion of their time devoted to promoting Licensed Product; (d) the number of Details made by its PSRs and other information set forth in Section 7.16.1 (Tracking of

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

PSRs); (e) the position of the Details made by its PSRs; (f) such Party’s Detailing Shortfall (if any) (stated both as a number and as a percentage of its Required Details); and (g) such other information as the JCC may reasonably require (collectively, the “Promotional Data”).

7.16.3.

Reporting.  Within [***] days after the end of each calendar quarter, each Party will provide to the JCC a written report setting forth, on a country-by-country basis in the Territory, the Promotional Data in such country during such calendar quarter.  Each Party will provide the foregoing information with respect to the Licensed Products in the aggregate and on an individual PSR basis.  Unless otherwise agreed by the JCC, each Party’s reporting and record keeping with respect to Promotional Data shall be in accordance with the format of such Party’s internal reporting procedures customarily employed and consistently applied.

7.16.4.

Books and Records. Each Party shall maintain complete and accurate books and records in sufficient detail, in accordance with all Applicable Laws, to enable verification of the performance of such Party’s Commercialization obligations under this Agreement, including all Promotional Data, information relating to Licensed Product training, and other information relating to Commercialization and such Party’s PSRs.  Such books and records shall be the Confidential Information of the maintaining Party and shall be maintained by such Party for a period of [***] after the end of each calendar year in which such records were created; provided that such [***] period will be extended (a) if required by Applicable Laws or such Party’s document management program, or (b) until the final resolution of any audit or dispute as to which such records relate.

7.16.5.

Inspection.  Upon [***] notice to the other Party, each Party shall be entitled, at its expense, to inspect the books and records maintained by the other Party pursuant to Section 7.16.4 (Books and Records) to verify the accuracy of the information reported by such other Party in any quarterly report furnished by the other Party under Section 7.16.3 (Reporting), such inspection to be permitted with respect to any year ending not more than [***] prior to the date of the notice requesting such inspection.

7.17.	Pricing, Reimbursement, and Market Access.
7.17.1.

Pricing and Reimbursement. Akebia will prepare, [***], all [***] for obtaining Reimbursement Approval (to the extent applicable) for each Licensed Product in each country in the Territory, taking into consideration pricing for such Licensed Product inside and outside of the Territory.  The JSC will have the sole right and authority to (a) determine all such Licensed Product [***] to be used in the applicable country of the Territory [***] to be granted with respect to the sale of the Licensed Products in such country, and (b) determine such [***] for obtaining Reimbursement Approval (to the extent applicable) and undertake all Reimbursement Approval proceedings

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

and related regulatory discussions pertaining to the Licensed Products in each country of the Territory (to the extent applicable), including the negotiation of all such Reimbursement Approvals.
7.17.2.

Contracting with [***].  Akebia will have the sole responsibility for, and final decision-making authority with respect to, (a) [***] relating to the Licensed Products and, to the extent necessary, Licensee will join as a party to any such agreement, (b) [***] regarding the distribution and supply of the Licensed Products in the Territory to such [***], and (c) negotiating contracts with all other [***] other than the [***]; provided that Licensee will be one of the contracting parties with respect to all such contracts with such other [***].  In each case ((a), (b), and (c)), Akebia will discuss all such contracting with Licensee through the JDC or the JCC and will consider Licensee’s comments relating thereto in good faith.  Notwithstanding the foregoing, Licensee shall have the sole responsibility for, and final decision-making authority with respect to, contracting with distributors and wholesalers in connection with Licensee’s activities pursuant to Section 7.18.2 (Licensee Accounts), other than with respect to [***] and their affiliates; provided that upon Akebia’s request, Licensee (i) will share the terms of Licensee’s [***] with any distributor or wholesaler, and (ii) will otherwise discuss all such contracting, in each case, ((i) and (ii)) to the extent related to the Licensed Products, with Akebia through the JDC or the JCC and will consider Akebia’s comments relating thereto in good faith.

7.18.	Product Orders; Invoicing; Distribution and Sales.
7.18.1.

Booking Sales.  Licensee or its Affiliates will book all sales of the Licensed Products in the Territory to all Third Party purchasers other than the [***] (the “Licensee Accounts”).  Akebia or its Affiliates will book all sales of the Licensed Products in the Territory to the [***].

7.18.2.

Licensee Accounts.  Licensee and its Affiliates will have sole control with respect to (a) receiving orders and order processing, (b) invoicing, (c) collection and receivables, and (d) distribution and supply, in each case with respect to sales of the Licensed Products to the Licensee Accounts in each country of the Territory.  Further, with respect to the Licensee Accounts, Licensee will have sole control with respect to (i) rejecting or accepting and fulfilling orders for Licensed Products in the Territory, (ii) effecting all sales of Licensed Products in the Territory, and (iii) undertaking all other activities necessary for Licensee to book sales of the Licensed Products in the Territory. If Akebia or any Affiliate or representative of Akebia receives an order for any Licensed Product from any Licensee Account, then Akebia will refer such order to Licensee or Licensee’s Affiliate in the applicable country.

7.18.3.

Akebia Account.  Akebia and its Affiliates will have sole control with respect to (a) receiving orders and order processing, (b) invoicing, (c) collection and receivables, and (d) distribution and supply, in each case, with

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

respect to sales of the Licensed Products to the Akebia Account in the Territory.  Further, with respect to the Akebia Account, Akebia will have sole control with respect to (i) rejecting or accepting and fulfilling orders for Licensed Products in the Territory, (ii) effecting all sales of Licensed Products in the Territory, and (iii) undertaking all other activities necessary for Akebia to book sales of the Licensed Products in the Territory to the Akebia Account.  If Licensee or any Affiliate or representative of Licensee receives an order for any Licensed Product from the Akebia Account, then Licensee will refer such order to Akebia or Akebia’s Affiliate in the applicable country.  Upon request, Akebia may engage Licensee to fulfill orders for the Licensed Products to the Akebia Account as a service provider, and upon such engagement, Licensee will distribute the Licensed Products to the Akebia Account in the Territory in accordance with Akebia’s instructions, and the costs of any such services performed by Licensee [***].

7.19.	Returns.
7.19.1.	Licensee Accounts. The following will apply with respect to all Licensed Products returned from any account other than the Akebia Account:
(a)	Licensee will have sole control with respect to handling all such returns of the Licensed Products and destruction of non-saleable or returned Licensed Products.
(b)

If any such Licensed Product is returned to Akebia or any of its Affiliates or representatives, then Akebia will or will cause its Affiliates or representatives, as applicable, to promptly notify Licensee of such return and to ship such returned Licensed Product to a facility designated by Licensee.

7.19.2.	Akebia Account. The following will apply with respect to all Licensed Product returned from the Akebia Account:
(a)	Akebia will have sole control with respect to handling all such returns of the Licensed Products and destruction of non-saleable or returned Licensed Products.
(b)

If any such Licensed Product is returned to Licensee or any of its Affiliates or representatives, then Licensee will or will cause its Affiliates or representatives, as applicable, to promptly notify Akebia of such return and to ship such returned Licensed Product to a facility designated by Akebia.  Upon request, Akebia may engage Licensee to handle returns of the Licensed Products from the Akebia Account as a service provider, and upon such engagement, Licensee will process all returns of the Licensed Products from the Akebia Account in the Territory in accordance with Akebia’s instructions, and the costs of any such services performed by Licensee [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

7.20.

Standards of Conduct; Compliance. Akebia and Licensee shall perform, or shall ensure that each of their respective Affiliates and subcontractors perform, all Commercialization activities (including Detailing) in a professional and ethical business manner and in compliance with Applicable Law, Professional Requirements, the Approved Labeling, and the CAN Plan.  Without limiting the foregoing:

7.20.1.

Personnel Conduct and Policies.  Each Party shall:  (a) instruct its personnel not to, and shall use reasonable efforts consistent with industry practices to ensure that its personnel do not, make any representation, statement, warranty, or guaranty, whether oral or written, with respect to any Licensed Product that is inconsistent with the then-current Approved Labeling of such Licensed Product, Applicable Laws, or the applicable approved Product Materials, in each case, in the Territory, or that is deceptive or misleading in any way, or take any action that disparages or may jeopardize the good name, goodwill, or reputation of any of the Licensed Products or of a Party or its Affiliates; and (b) maintain and enforce a corporate compliance program consistent with the OIG Compliance Guidance, including maintaining a mechanism for its personnel to report, at any time and anonymously if such personnel elects, any concerns about potential non-compliance with Applicable Laws, Professional Requirements, or such Party’s written compliance policies, procedures, standards, or practices, and that requires such Party to promptly and diligently investigate and take appropriate corrective and disciplinary action with regard to any such reports, as applicable.  Without limiting the foregoing, each Party’s comprehensive corporate compliance program shall also include, and each Party shall carry out, a broad training program in ethics and compliance with Applicable Laws, in addition to Licensed Product training.

7.20.2.

Compliance Program Changes.  Each Party shall promptly notify the other Party of any material changes to its compliance program (including applicable policies and procedures) that relate to or may affect such Party’s performance of its Commercialization or other activities under this Agreement.

7.20.3.

Notification of Non-Compliance; Reporting. Unless prohibited by Applicable Law, each Party shall immediately notify the other Party of any claim, demand, communication, investigation, or inquiry of any type related to this Agreement or a Licensed Product in the Territory, or otherwise impacting the Licensed Products in the Territory, including any subpoena, civil investigative demand, or congressional inquiry letter, from any Governmental Authority.  In addition, each Party shall give notice to the other Party’s Chief Compliance Officer in the U.S. or the other Party’s General Counsel in the U.S. of the substance of any report relating to non-compliance with Applicable Laws or Professional Requirements by the other Party’s personnel in connection with the other Party’s activities under this Agreement within a reasonable time (but in no event later than [***] Business Days) after such report is received. In addition, each Party shall provide the other Party with a quarterly written report summarizing the substance of any investigation

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

by such Party relating to its PSRs’ and Sales Managers’ alleged violation of Applicable Laws or Professional Requirements in connection with such Party’s promotion of a Licensed Product; provided that such report will not include any personally identifiable information.

7.20.4.

No Violations.  Notwithstanding any provision of this Agreement, neither Party shall be required to undertake any activity under or in connection with this Agreement which violates, or which it believes in good faith and on the advice of counsel may violate, any Applicable Law, Professional Requirements, or the Approved Labeling.

7.20.5.

No HCP Remuneration.  Neither Party shall, directly or indirectly, provide any payment, remuneration, or other transfer of value to any HCP in connection with any Medical Affairs or Commercialization activities under this Agreement, except as provided in accordance with Applicable Law, Professional Requirements, the Approved Labeling, such Party’s written compliance and other applicable policies, procedures, standards, and practices, and the Medical Affairs Plan or CAN Plan (as applicable), and subject to such Party’s tracking and reporting obligations under Section 7.20.6 (Tracking and Reporting).

7.20.6.

Tracking and Reporting.  Each Party shall be responsible for tracking and reporting all payments and transfers of value provided by such Party to HCPs in connection with this Agreement in accordance with the Federal Sunshine Law, 42 U.S.C. 1320a-7h, as amended, and the regulations promulgated thereunder from time-to-time, and similar transparency laws required by any Governmental Authority in the Territory that requires such reporting.

7.21.	Marks and International Nonproprietary Name.
7.21.1.

Product Marks.  Akebia, in collaboration with Licensee, will select, and [***] pursuant to Section 3.4.3(h) (Specific Responsibilities of the JCC), the global brand name for each Licensed Product and the applicable Product Marks for each such Licensed Product.  Each Party shall Commercialize each Licensed Product under the Product Marks. Each Party shall monitor the Product Marks against infringing uses relating to the Licensed Products and shall promptly notify the other Party of any infringement or threatened infringement of any of the Product Marks of which it becomes aware.

7.21.2.	Required Use and Compliance.
(a)	Housemarks. Each Party will promote the Licensed Products only under the applicable Product Marks and each Party’s Housemarks as set forth herein, and no other Marks.
(b)

Ownership; Use.  Each Party agrees that it and its Affiliates shall:  (i) ensure that each use of the Product Marks and the other Party’s Housemarks by such Party is accompanied by an acknowledgement that

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

such Product Marks are owned by Akebia and such Housemarks are owned by the other Party; (ii) not use such Product Marks or the other Party’s Housemarks in a way that might materially prejudice their distinctiveness or validity or the goodwill of the other Party therein and includes the trademark registration symbol ® or ™ as appropriate; and (iii) not use any trademarks or trade names so resembling any of such Product Marks or the other Party’s Housemarks as to be likely to cause confusion or deception.

7.21.3.

Mark Responsibility. [***] will be responsible for (a) registering, prosecuting and enforcing the Product Marks in the Territory, (b) preparing any guidelines applicable to the use of Product Marks in the Territory, and (c) investigating and defending any infringement or threatened infringement relating to any Product Marks.  [***] will cooperate and assist [***] with any of the foregoing activities with respect to all Product Marks, including, if requested by [***], providing any specifications, affidavits, declarations, or other documents necessary for [***] to submit to appropriate Regulatory Authorities in order to register and prosecute Product Marks.  [***] will own and be responsible for securing any domain names associated with the Product Marks.  [***] will not obtain or hold any such domain name in its own name.

7.21.4.

Respect of Marks.  Neither Party shall, and shall ensure that its Affiliates do not:  (a) attack, challenge, oppose, petition to cancel, or initiate legal action or proceedings in connection with any Product Mark or the Housemarks of the other Party during the Term, or, with respect to the Product Mark, thereafter, or challenge the registration of any Product Mark or Housemark of the other Party in any country; (b) file, register or maintain any registrations for any trademarks or trade names that are confusingly similar to any Product Mark (other than for a Licensed Product), in any country without the express prior written consent of the other Party; or (c) authorize or assist any Third Party to do the foregoing.  Licensee shall not have, assert, or acquire any rights, title, or interests in or to any Akebia Housemarks or the goodwill pertaining thereto, and Akebia shall not have, assert or acquire any rights, title, or interest in or to any Licensee Housemarks or the goodwill pertaining thereto, except in each case for the limited licenses explicitly provided in this Agreement.  Licensee shall maintain the quality standards of Akebia with respect to use of Product Marks and each Party shall maintain the quality standards of the other Party with respect to the use of such other Party’s Housemarks pursuant to the licenses granted under Section 2.1 (Grant of Licenses to Licensee), Section 2.2 (Grant of Licenses to Akebia), Section 7.21.5(b) (Akebia Housemarks), or Section 7.21.5(c) (Licensee Housemarks), as applicable, and with respect to the goods it sells and the services it provides in connection with the Product Marks and the other Party’s Housemarks hereunder.  Each Party recognizes and agrees that no ownership rights are vested or created by the limited licenses granted pursuant to Section 2.1 (Grant of Licenses to Licensee), Section 2.2 (Grant of Licenses to Akebia), Section 7.21.5(b) (Akebia

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Housemarks), or Section 7.21.5(c) (Licensee Housemarks), as applicable, and that all goodwill developed by virtue of the use by Licensee of the Product Marks inures to the benefit of Akebia.  All use by a Party of the Housemarks of the other Party shall inure to the benefit of such other Party.

7.21.5.	Mark Licenses.
(a)

Product Marks.  Subject to the terms and conditions of this Agreement, Akebia hereby grants and will grant to Licensee a co-exclusive (with Akebia), royalty-free license to use the Product Marks solely to perform Medical Affairs activities and Non-Promotional Activities with respect to, and Commercialize, the Licensed Products in the Territory pursuant to this Agreement, the Medical Affairs Plan, and the CAN Plan.  Each Party will assure at all times that the quality of the Product Marks is of a standard of quality consistent with pharmaceutical industry standards.

(b)

Akebia Housemarks. Subject to the terms and conditions of this Agreement, Akebia hereby grants and will grant to Licensee a non-exclusive, royalty-free license to use the Akebia Housemarks solely as set forth in the Product Materials and other materials provided to it by Akebia, and solely to Develop, perform Medical Affairs activities and Non-Promotional Activities with respect to, and Commercialize the Licensed Products in the Territory in accordance with this Agreement.

(c)

Licensee Housemarks. Subject to the terms and conditions of this Agreement, Licensee hereby grants and will grant to Akebia a non-exclusive, royalty-free license, with the right to grant sublicenses to sublicensees in accordance with Section 2.3 (Akebia’s Right to Grant Sublicenses), to use the Licensee Housemarks solely as set forth in the Product Materials and other materials provided to it by Licensee, and solely to Develop, manufacture, perform Medical Affairs activities and Non-Promotional Activities with respect to, and Commercialize the Licensed Products in the Territory in accordance with this Agreement.

7.21.6.

International Non-Proprietary Name. Akebia will be responsible for the selection and filing of the international nonproprietary name for the Licensed Compound and each Licensed Product with the World Health Organization and any Regulatory Authorities in the Territory, which Licensee shall have the right to reference.

7.22.

No Guaranty of Success.  The Parties stipulate and agree that nothing in this Agreement will be construed as representing any estimate or projection of (a) whether or not the Licensed Products will receive Regulatory Approval in the Territory, (b) the degree of commercial success of the Licensed Products in any country in the Territory if Regulatory Approval is achieved, or (c) anticipated sales of the Licensed Products in any country in the Territory.  Akebia makes no representation, warranty, or covenant, either express or implied, that (i) it will secure Regulatory Approval for the Licensed Products

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

in any country in the Territory, or (ii) if Regulatory Approval is obtained, that the Licensed Products will achieve any particular sales level, whether in any individual country or cumulatively throughout the Territory.

ARTICLE 8

MANUFACTURING AND SUPPLY

8.1.

Manufacturing Plan.  Subject to the terms and conditions of this Agreement, Akebia will use Commercially Reasonable Efforts to manufacture or have manufactured and supply to Licensee, in accordance with a manufacturing plan (the “Manufacturing Plan”), the Licensed Products in API, Finished Form, or bulk form for nonclinical and clinical use (if applicable) in the Territory and the Licensed Products in Finished Form for commercial supply in the Territory.  Akebia will prepare the Manufacturing Plan, and shall submit such Manufacturing Plan to the JSC for [***] pursuant to Section 3.2.10 (Specific Responsibilities of the JSC). The Parties shall discuss manufacture and supply of the Licensed Compound and the Licensed Products for Development purposes through the JDC and for Commercialization purposes through the JCC. In addition, prior to Akebia’s engagement of any contract manufacturing organization for manufacture and supply of the Licensed Products in API or Finished Form, Akebia will [***] with Licensee [***] of such contract manufacturing organization and will include all such contract manufacturing organizations so engaged by Akebia in the Manufacturing Plan.

8.2.

Supply Agreement.  To the extent Licensee is to perform any nonclinical studies or clinical trials in the Territory in accordance with this Agreement, (a) the Parties will agree upon a supply agreement for the nonclinical and clinical supply of the Licensed Products by Akebia to Licensee in the Territory pursuant to which Akebia will supply such Licensed Products to Licensee at the [***], and (b) Licensee will purchase from Akebia all of Licensee’s requirements of such Licensed Products in Finished Form or bulk form for such studies and trials.  Subject to the terms and conditions of this Agreement, Licensee will purchase from Akebia all of Licensee’s requirements of Finished Form for commercial use in the Territory.  Prior to the First Commercial Sale of the Licensed Product, the Parties will agree upon a supply agreement on reasonable and customary terms for the commercial supply of such Finished Form by Akebia to Licensee in the Territory (the “Supply Agreement”), which Supply Agreement will include provisions regarding long-range forecasting of Licensee’s requirements for Finished Form, specifications, changes to manufacturing process or specifications, ordering, shipment and delivery, failure to supply (including appropriate remedies in the event of a failure to supply), audit and inspection, shortage allocation, acceptance and rejection, and warranties.

8.3.

Quality Agreement.  Prior to delivery of any Licensed Product hereunder or under the Supply Agreement, the Parties also shall enter into one or more quality technical agreements (each a “Quality Agreement”) containing reasonable and customary terms and conditions regarding quality assurance and quality control and compliance with GMP and GCP (as applicable).  Each Party agrees to provide information to the other Party regarding quality defects and quality complaints associated with the use of the Licensed Products in accordance with the timeframes and procedures for reporting and other terms

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

and conditions set forth in the Quality Agreements.  Akebia shall be responsible for the management of all product quality complaints and NDA Field Alerts with respect to the Licensed Products in the Territory, and the Quality Agreement will define each Party’s roles and responsibilities with respect to the same.

ARTICLE 9

PAYMENTS

9.1.

Upfront Payment.  As partial consideration for the rights and licenses granted by Akebia to Licensee under this Agreement, within [***] of the Effective Date, but in any event no later than [***], 2016, Licensee shall pay Akebia a nonrefundable and noncreditable upfront payment of $125,000,000 (the “Upfront Payment”).

9.2.	Initial R&D Cost Share Amount. Licensee shall pay the Initial R&D Cost Share Amount to Akebia in accordance with Section 4.1.5(a) (Initial R&D Cost Share).
9.3.

Milestone Payments.  As additional consideration for the rights and licenses granted to Licensee under this Agreement, Licensee shall pay to Akebia, in the manner set forth in Section 9.9 (Method of Payment), the following non-refundable and non-creditable milestone payments, as applicable, no later than [***] after the first occurrence of the indicated event for the Licensed Product:

9.3.1.

NDD-CKD Approval Milestones.  Upon the first Regulatory Approval of a Licensed Product in the Territory in the NDD-CKD Indication, Licensee will pay to Akebia [***] of the following payment amounts set forth in Table 9.3.1 below depending upon which one of the events #1-#4 in Table 9.3.1 occurs.

Table 9.3.1 – NDD-CKD Approval Milestones
Event	Payment Amount (in U.S. Dollars)
1. If such Licensed Product [***]:	$[***]
2. If such Licensed Product [***]:	$[***]
3. If such Licensed Product [***]:	$[***]
4. If such Licensed Product [***]:	$[***]

9.3.2.

DD-CKD Approval Milestones.  Upon the first Regulatory Approval of a Licensed Product in the Territory in the DD-CKD Indication, Licensee will pay to Akebia [***] of the following payment amounts set forth in Table 9.3.2 below depending upon which one of the events #1-#4 in Table 9.3.2 occurs.

Table 9.3.2 – DD-CKD Approval Milestones
Event	Payment Amount (in U.S. Dollars)
1. If such Licensed Product [***]:	$[***]
2. If such Licensed Product [***]:	$[***]
3. If such Licensed Product [***]:	$[***]
4. If such Licensed Product [***]:	$[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9.3.3.

Data Milestones.  If the following milestone events #1-#3 set forth in Table 9.3.3 below are achieved, then Licensee shall pay the applicable corresponding milestone payment (in each case, either (a) or (b)) to Licensee upon the first Regulatory Approval of the Licensed Product in the Territory, in addition to any other approval milestones set forth under Section 9.3.1 (NDD-CKD Approval Milestones) or Section 9.3.2 (DD-CKD Approval Milestones):

Table 9.3.3 – Data Milestones
Event	Applicable Criteria	Payment Amount (in U.S. Dollars)
1. [***]	(a) [***]	$[***]
	(b) [***]	$[***]
2. [***]	(a) [***]	$[***]
	(b) [***]	$[***]
3. [***]	(a) [***]	$[***]
	(b) [***]	$[***]

9.3.4.	Sales Milestones*
Table 9.3.4 – Sales Milestones
Event	Payment Amount (in U.S. Dollars)
Achievement of $[***]of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]
Achievement of $[***]of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]
Achievement of $[***]of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]
Achievement of $[***]of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]
Achievement of $[***]of aggregate annual Net Sales of Licensed Products in the Territory during a calendar year	$[***]

* Each sales milestone set forth in Table 9.3.4 above will be paid upon the first occurrence of the event in the Territory during the Term and Licensee will not [***]. If in a given calendar year during the Term more than one of the foregoing thresholds for the sales milestones is exceeded with respect to aggregate Net Sales of Licensed Products during the Term, then Licensee will pay to Akebia [***] with respect to each such threshold that is exceeded for the first time in such calendar year.

9.4.

Cost Share and Revenue Share.  Throughout the Term, subject to Section 7.8.3 (Additional Details), Section 7.8.4 (Inability to Perform Details Required by Plan), Section 7.9.2 (Failure to Agree on Additional Promotional Activities), Section 7.9.3 (Inability to Pay for Promotional Activities Required by Plan), and Section 9.5 (Royalty Conversion Option), Licensee shall receive the Licensee Collaboration Share Percentage of Net Sales and shall bear the Licensee Collaboration Share Percentage of Shared Costs, and Akebia shall receive the Akebia Collaboration Share Percentage of Net Sales and shall bear the Akebia Collaboration Share Percentage of Shared Costs, in each case, in accordance with this Section 9.4 (Cost Share and Revenue Share); provided that neither Party will be required to bear any Shared Costs incurred by or on behalf of the other Party or any of its

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Affiliates to the extent such costs exceed [***]% of the amounts budgeted therefor in [***], as the same may be amended from time to time as provided in this Agreement.
9.4.1.

Flash Reports.  Within [***] Business Days after the end of each calendar quarter during the Term, each Party or its Affiliate shall provide to the other Party “flash” reports which shall set forth (a) for the first and second month of such calendar quarter:  (i) the actual gross sales of the Licensed Products sold by the reporting Party or its Affiliates in the Territory in such months; (ii) the actual total aggregate Net Sales of the Licensed Products sold by the reporting Party or its Affiliates in the Territory in such months; and (iii) summaries of the actual Shared Costs incurred by the reporting Party or its Affiliate in such months, and (b) for the third month of such calendar quarter, the reporting Party’s good faith estimate of the amounts set forth in the foregoing clauses (a)(i) through (a)(iii) of this Section 9.4.1 (Flash Reports).

9.4.2.

Quarterly Report.  In addition to the “flash” reports to be provided in accordance with Section 9.4.1 (Flash Reports), within [***] days after the end of each calendar quarter during the Term, each Party or its Affiliate shall provide a written report (each, a “Quarterly Report”) to the other Party setting forth in reasonable detail (a) the gross sales of the Licensed Products sold by such Party or its Affiliate in the Territory in such calendar quarter; (b) the aggregate Net Sales of the Licensed Products sold by such Party or its Affiliates in the Territory in such calendar quarter; (c) the Shared Costs incurred by such Party or its Affiliate during such calendar quarter, together with such invoices or other appropriate supporting documentation as the other Party may reasonably request with respect to any Shared Cost payments made by such Party or its Affiliate to Third Parties; and (d) the quantity and description of the Licensed Products sold by such Party or its Affiliate in the Territory during such calendar quarter.  The Parties shall seek to resolve any questions or issues related to a Quarterly Report within [***] days following receipt by each Party of the other Party’s Quarterly Report.

9.4.3.

Quarterly Reconciliation. Within [***] days of receipt of each Quarterly Report, the Parties shall confer and agree on a written payment report, based upon the Quarterly Report for such calendar quarter, setting forth the amount payable by Licensee to Akebia or the amount payable by Akebia to Licensee (as the case may be) and the applicable Party shall pay the other Party in accordance with such payment report, so that, with respect to such calendar quarter:

(a)	Akebia shares with Licensee the [***] of the Net Sales from the [***];
(b)	Licensee shares with Akebia the [***] of the Net Sales from the [***]; and
(c)	Licensee bears the [***] and Akebia bears the [***], in each case, of the Shared Costs incurred by the Parties and their Affiliates.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9.4.4.

Annual Reconciliation.  In addition, to account for any adjustment in Net Sales that may have occurred after delivery of a Quarterly Report, within [***] days after the end of each calendar year, (a) each Party or its Affiliate shall provide to the other Party an accounting of its gross sales of the Licensed Products and deductions thereto to calculate Net Sales for such calendar year, as well as any adjustment to the Shared Costs (e.g., Distribution Costs) for such calendar year, (b) the Parties’ financial teams will conduct a final reconciliation, and (c) based on such final reconciliation, Akebia or Licensee (as applicable) shall make a reconciling payment to ensure that, with respect to such calendar year, the Parties share the Net Sales in such calendar year and bear the Shared Costs in such calendar year, in each case, in accordance with ratios set forth in Section 9.4.3(a) through Section 9.4.3(c).

9.5.

Royalty Conversion Option.  Licensee will have an option to convert its rights and obligations to Develop, perform Medical Affairs activities and Non-Promotional Activities with respect to, and Commercialize Licensed Compound and the Licensed Products under this Agreement and to share Shared Costs and Net Sales under this Agreement into a right to receive a royalty as set forth in this Section 9.5 (Royalty Conversion Option) (the “Royalty Conversion Option”).  Licensee may exercise the Royalty Conversion Option by providing written notice to Akebia [***] earlier of [***] days thereafter or [***] (such period, the “Option Exercise Period”).  If Licensee notifies Akebia during the Option Exercise Period that it is exercising the Royalty Conversion Option, then the following will apply with immediate effect:

9.5.1.

Termination of Certain Provisions.  The following provisions of this Agreement will terminate and be of no further force and effect effective as of the date on which Akebia receives Licensee’s notice exercising the Royalty Conversion Option:  Section 2.1 (Grant of Licenses to Licensee), Section 2.3 (Akebia’s Rights to Grant Sublicenses), Section 2.4 (Subcontracting), 2.6 (Territory), Article 3 (Governance), Article 4 (Development), Article 5 (Regulatory), Article 6 (Medical Affairs), Article 7 (Commercialization and Non-Promotional Activities), Article 8 (Manufacturing and Supply), Section 9.3 (Milestone Payments), Section 9.4 (Cost Share and Revenue Share), Section 9.6 (Increase to the Licensee Collaboration Share Percentage), Section 10.4 (Prosecution of Akebia Patents), Section 10.5.5 (Abandonment), Section 10.7 (Enforcement of Akebia Patents, Joint Patents, or Retained Licensee Improvement Patents) (but only with respect to Akebia Patents, and provided that notwithstanding Section 10.7.5(b) (Allocation Recoveries), the balance of recovered amounts shall be paid to the Party that brings the action to terminate such alleged infringement), Section 10.10 (Defense of Third Party Infringement Claims; Third Party IP), (except for Akebia’s obligation under Section 10.10.2 (Responsibility to Defend) to not settle a claim in a manner that materially adversely affects Licensee’s interests and in a manner that is disproportionate to Akebia’s interests, without the written consent of Licensee), Section 10.11 (Patent Term Extensions), Section 10.12 (Housemarks), Article 11 (Information, Pharmacovigilance, Product Withdrawal, and Limited Recall), Section 12.4 (Additional Covenants),

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Section 13.4 (Publications), Section 14.4 (Insurance), Section 17.3 (Competing Product), Section 17.4 ([***])), and Section 17.5 ([***]).  Notwithstanding the foregoing, Akebia will remain obligated to use Commercially Reasonable Efforts to obtain Regulatory Approval of the Licensed Products in the United States.

9.5.2.

Other Termination-Like Effects.  Section 15.8.2 (License to Akebia), Section 15.8.3 (Return of Confidential Information and Product Materials), and Section 15.8.4 (Assignment and Disclosure) will apply as of the date on which Akebia receives Licensee’s notice exercising the Royalty Conversion Option as if Licensee has terminated the Agreement for convenience pursuant to Section 15.3 (Termination by Licensee for Convenience), and the co-exclusive licenses granted to Akebia in Section 2.2 (Grant of License to Akebia) will become exclusive through the remainder of the Term.

9.5.3.	Refund of Portion of Payment for Licensee R&D Cost Share.
(a)

During the Cost Share Transition Quarter.  If Akebia receives Licensee’s notice exercising the Royalty Conversion Option after the [***] but in the [***], then Akebia will refund to Licensee [***] with respect to the next calendar quarter, which refunded portion will be calculated by multiplying the [***] by a fraction, the (i) numerator of which is [***], and (ii) the denominator of which is [***]. Akebia will refund the amount due to Licensee pursuant to this Section 9.5.3(a) (During the Cost Share Transition Quarter) within [***] days after receiving Licensee’s invoice for such amount.  For clarity, if Akebia receives Licensee’s notice exercising the Royalty Conversion Option on or prior to the [***], then Akebia will not be required to refund any amounts paid to it under this Agreement.

(b)

After the Cost Share Transition Quarter.  If Akebia receives Licensee’s notice exercising the Royalty Conversion Option after the end of the [***], then Akebia will refund to Licensee [***], which refunded portion will be calculated by multiplying the [***] by a fraction, the (i) numerator of which [***], and (ii) the denominator of which is [***]. Akebia will refund the amount due to Licensee pursuant to this Section 9.5.3(b) (During the Cost Share Transition Quarter) within [***] days after receiving Licensee’s invoice for such amount.

(c)	No Other Refunds. In no event will Akebia be required to refund any amounts paid to it under Section 9.1 (Upfront Payment), or Section 9.2 (Initial R&D Cost Share Amount).
9.5.4.

Royalties.  In lieu of sharing Net Sales and Shared Costs in accordance with Section 9.4 (Cost Share and Revenue Share), Akebia will pay Licensee the applicable incremental royalty rate on annual Net Sales of Licensed Products in each calendar year during the Royalty Term as set forth below; provided,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

however, that commencing on the LOE Date through the end of the Royalty Term, such royalty rates [***]:

Portion of Annual Net Sales (in U.S. Dollars)	Royalty Rate
$0 to ≤$[***]	[***]%
>$[***]	[***]%

For example, if there is $[***] in Net Sales in the Territory in a given [***] during the Royalty Term prior to the LOE Date, then Akebia will owe a royalty to Licensee of ($[***] x [***]%) + ($[***] x [***]%) = $[***]. Similarly, if there is $[***] in Net Sales in the Territory in a given [***] during the Royalty Term after the LOE Date, then Akebia will owe a royalty to Licensee of ($[***] x [***]%) + ($[***] x [***]%) = $[***].

9.5.5.

Royalty Term.  Running royalties paid by Akebia to Licensee under Section 9.5.4 (Royalties) will be paid on a Licensed Product-by-Licensed Product and country-by-country basis from the date of the First Commercial Sale of such Licensed Product in such country until the [***] anniversary of the LOE Date for such Licensed Product in such country (the “Royalty Term”).  Akebia shall pay all royalties under Section 9.5.4 (Royalties) within [***] days after the end of each calendar quarter after the First Commercial Sale.  Together with each payment of royalties, Akebia shall deliver a report to Licensee specifying on a Licensed Product-by-Licensed Product and country-by-country basis:  (a) the sales in units of each Licensed Product and gross amounts invoiced for such sales during such calendar quarter; (b) the total amount of Net Sales of each Licensed Product sold during such calendar quarter, and the detailed and total deductions from gross amounts invoiced (or otherwise charged) to arrive at such Net Sales; and (c) the total amount of the royalties owed by Akebia to Licensee under Section 9.5.4 (Royalties) for such calendar quarter.

9.5.6.

Akebia Royalty Buy-Back Right.  At any time prior to the earlier of (a) the [***] anniversary of the Effective Date, and (b) the First Commercial Sale, Akebia will have the right to buy-back and terminate its royalty obligation under Section 9.5.4 (Royalties) (the “Akebia Royalty Buy-Back Right”) by providing written notice to Licensee and paying Licensee an amount equal to [***], and all other amounts actually paid by Licensee to Akebia as the [***] and not refunded by Akebia pursuant to Section 9.5.3 (Refund of Portion of Prepayment for Licensee R&D Cost Share) (such sum, the “Buy-Back Payment”).

9.6.	Increase to the Licensee Collaboration Share Percentage.
9.6.1.

Request and Acceptance. Following the release of topline data for both studies in the Global Phase 3 Program, Akebia may request to increase the Licensee Collaboration Share Percentage from [***]% to [***] by providing written notice to Licensee specifying the new requested Licensee Collaboration Share Percentage (i.e., [***]) at any time within a period of [***] days after [***], but in any event at least [***] days [***] for the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Licensed Product.  Licensee will accept or reject such request by delivering a notice to Akebia within [***] days after Licensee’s receipt of Akebia’s notice with such request.  If Licensee rejects such request, then this Section 9.6 (Increase to the Licensee Collaboration Share Percentage) shall terminate and be of no force and effect and each Party’s Collaboration Share Percentage shall continue to be [***]%.

9.6.2.

Effect of Licensee Acceptance.  If Licensee accepts Akebia’s request to increase the Licensee Collaboration Share Percentage in accordance with Section 9.6.1 (Increase to the Licensee Collaboration Share Percentage), then:

(a)

the new Licensee Collaboration Share Percentage will be applied for all purposes of this Agreement (including the calculation of the Licensee R&D Cost Share Percentage) commencing with the beginning of the calendar quarter following Licensee’s acceptance of such request; and

(b)

Licensee will reimburse Akebia an amount equal to the difference between (i) what the amount of the Licensee R&D Cost Share paid by Licensee to Akebia would have been had it been calculated using the new Licensee R&D Cost Share Percentage that results from such increased Licensee Collaboration Share Percentage (i.e., [***] rather than [***]% (if Akebia has not exercised the R&D Funding Option)) commencing upon the Effective Date of the Agreement minus (ii) the [***] paid by Licensee to Akebia using the initial [***] (such difference, the “Licensee R&D True-Up Amount”).

9.6.3.

True-Up.  If Licensee accepts Akebia’s request to increase the Licensee Collaboration Share Percentage in accordance with Section 9.6.1 (Increase to the Licensee Collaboration Share Percentage), then Licensee will pay Akebia the Licensee R&D True-Up Amount as follows:

(a)	Licensee will pay Akebia [***]% of the Licensee R&D True-Up Amount on or prior to [***];
(b)	Licensee will pay Akebia [***]% of the Licensee R&D True-Up Amount prior to [***]; and
(c)

Licensee will pay Akebia the remaining [***]% of the [***] from Licensee’s share of Net Sales pursuant to Section 9.4 (Cost Share and Revenue Share); provided, however, that in no event will Licensee receive less than [***]% of Net Sales in any calendar quarter.  In addition, if, but for the proviso in the preceding sentence, payment of the remaining [***]% of the [***] would have reduced Licensee’s share of Net Sales by more than [***]% in a calendar quarter, then the portion of the remaining [***] that exceeds such [***]% threshold (and thus was not paid to Akebia in such calendar quarter) will be carried over and paid from Licensee’s share of Net Sales in subsequent calendar quarters until the full remaining [***]% of the [***] is paid.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9.7.

Accounting; Audit.  Each Party agrees to keep full, clear and accurate records in accordance with the U.S. GAAP (with respect to Akebia) and IFRS (with respect to Licensee) consistently applied for a period of at least three years after the relevant payment is owed pursuant to this Agreement, setting forth Development costs, including Current Global Development Costs, Shared Costs, and sales of the Licensed Products in sufficient detail to enable payments based on Net Sales, and amounts owed or compensation payable to the other Party hereunder to be determined.  Each Party further agrees to permit its books and records to be examined by an independent accounting firm selected by the auditing Party and reasonably acceptable to the audited Party to verify reports provided for in Section 4.1.5 (Payment of Licensee R&D Cost Share) and Section 9.4 (Cost Share and Revenue Share) (subject to such independent accounting firm’s written obligations of confidentiality and non-use applicable to Licensee’s Confidential Information that are at least as stringent as those set forth described in Article 13 (Confidentiality) hereof).  Such auditor will be bound by a legal agreement obligating it to maintain the confidentiality of such information.  Such audit shall not be (a) performed more frequently than once per calendar year, (b) conducted for any calendar year more than three years after the end of such year, or (c) repeated for any calendar year.  Such examination is to be made at the expense of the auditing Party, except in the event that the results of the audit reveal an underpayment by the audited Party of [***]% or more during the period being audited, in which case reasonable audit fees for such examination shall be paid by the audited Party.

9.8.

Currency Conversion.  Any Net Sales or Shared Costs that are invoiced or incurred in a currency other than Dollars will be converted into U.S. Dollars at the applicable rate of exchange to U.S. Dollars as listed in the Wall Street Journal, Eastern Edition on the last business day of the reporting calendar quarter.

9.9.

Method of Payment.  All payments due to a Party under this Agreement shall be made in U.S. Dollars by wire transfer to a U.S. bank account of such Party designated from time-to-time in writing by the relevant Party.

9.10.

Taxes.  If under any law or regulation of any country of the Territory withholding of taxes of any type, levies or other charges is required with respect to any amounts payable hereunder to a Party, the other Party (“Withholding Party”) shall apply the withholding or deduction as so required and shall promptly pay such tax, levy or charge to the proper Governmental Authority, and shall promptly furnish the Party with proof of such payment.  The Withholding Party shall have the right to withhold or deduct any such tax, levy or charge actually paid from payment due the Party or be promptly reimbursed by the Party if no further payments are due the Party.  Any amounts so withheld or deducted from the payment due the Party pursuant to the relevant law or regulation shall be deemed paid to such Party for all purposes of this Agreement.  Each Withholding Party agrees to assist the other Party in claiming exemption from (or reduction in) such deductions or withholdings under double taxation or similar agreement or treaty from time-to-time in force and in minimizing the amount required to be so withheld or deducted.  Notwithstanding the foregoing, all sums payable by either Party hereunder are stated exclusive of any sales tax, value added tax or other similar taxes, assessments and charges imposed by the jurisdiction of the Withholding Party or the payee and any such taxes shall be paid by the Withholding Party.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9.11.

Late Payments.  Any amount owed by Licensee to Akebia under this Agreement that is not paid within the applicable time period set forth herein shall accrue interest at the lesser of (a) the London Interbank Offered Rate plus [***]%, or (b) the highest rate permitted under Applicable Law.  In the event that a Party disputes an invoice or other payment obligation under this Agreement, such Party will timely pay the undisputed amount of the invoice or other payment obligation, and the Parties will resolve such dispute in accordance with Article 16 (Dispute Resolution; Governing Law).

ARTICLE 10

OWNERSHIP OF INTELLECTUAL PROPERTY

10.1.

Akebia Intellectual Property.  Ownership of the Akebia Know-How, Akebia Improvements, Licensee Product Improvements, and Akebia Patents shall remain vested at all times in Akebia.  Licensee hereby assigns its entire right, title and interest in any Licensee Product Improvements to Akebia.  Licensee shall promptly disclose to Akebia any Licensee Product Improvements conceived or reduced to practice, but no later than 30 days after Licensee’s intellectual property department receives notice of such conception or reduction to practice.  Licensee and its Affiliates will provide and will cause its employees and contractors to provide all further cooperation that Akebia reasonably determines is necessary to accomplish the complete transfer of such Licensee Product Improvements and all associated rights to Akebia, including executing further assignments, consents, releases, and other commercially reasonable documentation and providing good faith testimony by affidavit, declaration, in-person, or other proper means in support of any effort by Akebia to establish, perfect, defend, or enforce its rights in any Licensee Product Improvements through prosecution of governmental filings, regulatory proceedings, litigation and other means.  Without limitation, Licensee will cooperate with Akebia if Akebia applies for U.S. or foreign patent protection for such Licensee Product Improvements and will obtain the cooperation of the individual inventors of any such Licensee Product Improvements assigned to Akebia under this Agreement.  If Licensee is unable to assign any Licensee Product Improvement, then Licensee hereby grants to Akebia a royalty-free, fully paid-up, exclusive (even as to Licensee), perpetual, irrevocable license (with the right to grant sublicenses through multiple tiers) under such Licensee Product Improvement for any and all purposes.

10.2.	Licensee Intellectual Property. Ownership of the Licensee Know-How, Retained Licensee Improvement Technology, and Licensee Patents shall remain vested at all times in Licensee.
10.3.	Joint Technology.
10.3.1.

Invention Disclosure.  The Parties shall promptly disclose to each other any Joint Know-How conceived or reduced to practice, but no later than 30 days after the applicable Party’s intellectual property department receives notice of such conception or reduction to practice.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.3.2.

Ownership.  All Joint Technology shall be jointly owned by the Parties, with each Party entitled to the free use and enjoyment of such Joint Technology, but subject to the terms and conditions of this Agreement, including the license grants under Article 2 (Licenses).  Subject to such terms and conditions, neither Party shall have a duty to account to the other or seek any consent with respect to the licensing or exploitation of Joint Technology.  To the extent any further consent is required to enable a Party to so license or exploit its interest in the Joint Technology, the other Party will grant such consent promptly upon request.

10.4.	Prosecution of Akebia Patents.
10.4.1.

Akebia’s First Right to Prosecute.  Akebia shall have the first right, but not the obligation, to prosecute and maintain the Akebia Patents.  On the reasonable request of Akebia, Licensee shall cooperate in connection with the prosecution of all patent applications included within Akebia Patents.

10.4.2.

Status Updates.  On a semi-annual basis [***], Akebia shall provide to Licensee a written summary of the status of all Akebia Patents, including patent applications, within Akebia Patents in the Territory.  Furthermore, upon Licensee’s request, but no more than once per calendar quarter, Akebia will reasonably discuss and consult with Licensee and will provide updates to Licensee by audio or video teleconference regarding Akebia Patents being prosecuted and maintained by Akebia in the Territory, including the strategies for the filing, prosecution and maintenance of such Akebia Patents.

10.4.3.

Assistance; Costs.  Licensee undertakes without cost to Akebia to obtain all necessary assignment documents for Akebia with respect to prosecution of Akebia Patents, to render all signatures that shall be necessary for Akebia Patent filings and to assist Akebia in all other reasonable ways that are necessary for the issuance of the Akebia Patents as well as for the maintenance and prosecution of such patents.  Akebia shall be responsible for [***]% of the costs incurred with respect to the filing, prosecution and maintenance of Akebia Patents.

10.4.4.

Abandonment.  Should Akebia decide that it is no longer interested in maintaining or prosecuting a particular Akebia Patent during the Term, it shall promptly provide written notice to Licensee of this decision.  Licensee may, upon written notice to Akebia, assume such prosecution and maintenance at its sole expense.  Akebia shall assign such Akebia Patent to Licensee at [***].  Following such assignment, (a) such patent or patent application shall no longer be considered an Akebia Patent and shall be considered a Licensee Patent, (b) Akebia shall undertake [***] to obtain all necessary assignment documents for Licensee with respect to prosecution of such Licensee Patent, to render all signatures that shall be necessary for such Licensee Patent filings and to assist Licensee in all other reasonable ways that are necessary for the issuance of such Licensee Patent as well as for the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

maintenance and prosecution of such Licensee Patent, and (c) Licensee shall be responsible for [***]% of the costs incurred with respect to the prosecution and maintenance of such Licensee Patent.
10.5.	Prosecution of Joint Patents.
10.5.1.	Filing of Joint Patents. Akebia will have the first right of election to file patent applications claiming Joint Know-How. If Akebia declines to file such applications, then Licensee may do so.
10.5.2.

Akebia’s First Right to Prosecute.  Regardless of which Party files patent applications claiming Joint Know-How, Akebia shall have the first right, but not the obligation, to prosecute and maintain the Joint Patents.  On the reasonable request of Akebia, Licensee shall cooperate in connection with the prosecution of all patent applications included within the Joint Patents.

10.5.3.

Status Updates.  On a semi-annual basis [***], Akebia shall provide to Licensee a written summary of the status of all Joint Patents, including patent applications, within the Joint Patents being prosecuted and maintained by Akebia.  Furthermore, upon Licensee’s request, but no more than once per calendar quarter, Akebia will reasonably discuss and consult with Licensee and will provide updates to Licensee by audio or video teleconference regarding Joint Patents being prosecuted and maintained by Akebia, including the strategies for the filing, prosecution and maintenance of such Joint Patents.

10.5.4.

Assistance; Costs.  Licensee undertakes without cost to Akebia to obtain all necessary assignment documents for Akebia with respect to prosecution of Joint Patents, to render all signatures that shall be necessary for Joint Patent filings and to assist Akebia in all other reasonable ways that are necessary for the issuance of the Joint Patents as well as for the maintenance and prosecution of such patents.  Licensee will be responsible for the Licensee Collaboration Share Percentage and Akebia will be responsible for the Akebia Collaboration Share Percentage, in each case, of the costs incurred with respect to the filing, prosecution and maintenance of such Joint Patents in the Territory, and Licensee will reimburse Akebia for the Licensee Collaboration Share Percentage of such costs incurred by Akebia in the Territory within [***] days of receiving Akebia’s invoice therefor.  Akebia shall be responsible for [***]% of the costs incurred with respect to the filing, prosecution and maintenance of Joint Patents outside of the Territory.

10.5.5.

Abandonment.  If Akebia decides that it is no longer interested in maintaining or prosecuting a particular Joint Patent during the Term, then it shall promptly provide written notice to Licensee of this decision.  Licensee may, upon written notice to Akebia, assume such prosecution and maintenance at its sole expense.  Akebia shall assign such Joint Patent to Licensee [***].  Following such assignment, (a) such patent or patent application shall no longer be considered a Joint Patent and shall be

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

considered a Licensee Patent, (b) Akebia shall undertake [***] to obtain all necessary assignment documents for Licensee with respect to prosecution of such Licensee Patent, to render all signatures that shall be necessary for such Licensee Patent filings and to assist Licensee in all other reasonable ways that are necessary for the issuance of such Licensee Patent as well as for the maintenance and prosecution of such Licensee Patent, and (c) Licensee shall be responsible for [***]% of the costs incurred with respect to the prosecution and maintenance of such Licensee Patent.

10.6.	Prosecution of Retained Licensee Improvement Patents.
10.6.1.

Filing of Retained Licensee Improvement Patents.  Licensee will have the first right of election to file patent applications claiming Retained Licensee Improvements.  If Licensee declines to file such applications, then Akebia may do so.

10.6.2.

Licensee’s First Right to Prosecute.  Regardless of which Party files patent applications claiming Retained Licensee Improvements, Licensee shall have the first right, but not the obligation, to prosecute and maintain Retained Licensee Improvement Patents.  On the reasonable request of Licensee, Akebia shall cooperate in connection with the prosecution of all patent applications included within such Retained Licensee Improvement Patents.

10.6.3.

Territory-Related Status Updates. On a semi-annual basis [***], Licensee shall provide to Akebia a written summary of the status of all Retained Licensee Improvement Patents being prosecuted and maintained by Licensee in the Territory.  Furthermore, upon Akebia’s request, but no more than once per calendar quarter, Licensee will reasonably discuss and consult with Akebia and will provide updates to Akebia by audio or video teleconference regarding Retained Licensee Improvement Patents being prosecuted and maintained by Licensee in the Territory, including the strategies for the filing, prosecution and maintenance of such Retained Licensee Improvement Patents in the Territory.

10.6.4.

Assistance; Costs.  Akebia undertakes without cost to Licensee to obtain all necessary assignment documents for Licensee with respect to prosecution of Retained Licensee Improvement Patents, to render all signatures that shall be necessary for Retained Licensee Improvement Patent filings and to assist Licensee in all other reasonable ways that are necessary for the issuance of Retained Licensee Improvement Patents as well as for the maintenance and prosecution of such patents.  Licensee shall be responsible for [***]% of the costs incurred with respect to the filing, prosecution, and maintenance of the Retained Licensee Improvement Patents.

10.6.5.

Abandonment Inside the Territory.  If Licensee decides that it is no longer interested in maintaining or prosecuting a particular Retained Licensee Improvement Patent in the Territory during the Term, then it shall promptly

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

provide written notice to Akebia of this decision.  Akebia may, upon written notice to Licensee, assume such prosecution and maintenance in the Territory at its sole expense.  License shall assign such Retained Licensee Improvement Patent in the Territory to Akebia [***].  Following such assignment, (a) such patent or patent application shall no longer be considered a Retained Licensee Improvement Patent and shall be considered an Akebia Patent, (b) Licensee shall undertake [***] to obtain all necessary assignment documents for Akebia with respect to prosecution of such Akebia Patent, to render all signatures that shall be necessary for such Akebia Patent filings and to assist Akebia in all other reasonable ways that are necessary for the issuance of such Akebia Patent as well as for the maintenance and prosecution of such Akebia Patent, and (c) Akebia shall be responsible for [***]% of the costs incurred with respect to the prosecution and maintenance of such Akebia Patent in the Territory.

10.6.6.

Abandonment Outside of the Territory.  If Licensee decides that it is no longer interested in filing, maintaining, or prosecuting a particular Retained Licensee Improvement Patent outside of the Territory on a country-by-country basis during the Term, then it shall promptly provide written notice to Akebia of this decision. Akebia may, upon written notice to Licensee, assume responsibility for such filing, prosecution, and maintenance in such country and upon Akebia’s notice, (a) such patent or patent application shall remain a Retained Licensee Improvement Patent for all purposes of this Agreement, (b) Licensee shall undertake [***] to take such further actions as may be necessary to enable Akebia to assume responsibility for such filing, prosecution, and maintenance in such country outside of the Territory, including by executing such documents as may be necessary for such purpose, and (c) Akebia shall be responsible for [***]% of the costs incurred with respect to the filing, prosecution, and maintenance of such Retained Licensee Improvement Patent in such country outside of the Territory.

10.7.	Enforcement of Akebia Patents, Joint Patents or Retained Licensee Improvement Patents in the Territory.
10.7.1.

Notice of Infringement.  If either Party becomes aware of any Third Party activity in the Territory, including any Development activity in the Territory (whether or not an exemption from infringement liability for such Development activity is available under applicable law) that infringes (or that is directed to the Development of a product that would infringe) an Akebia Patent, a Joint Patent or a Retained Licensee Improvement Patent, then the Party becoming aware of such activity shall give prompt written notice to the other Party regarding such alleged infringement.

10.7.2.

Rights to Enforce Akebia Patents and Joint Patents in the Territory.  As between the Parties, [***] shall have the first right, but not the obligation, to attempt to resolve such Third Party activity in the Territory that infringes (or that is directed to the Development of a product that would infringe) an Akebia

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Patent or a Joint Patent by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the Akebia Patents or Joint Patents using counsel of its own choice.  If [***] fails to initiate a suit or take other action to terminate such alleged infringement within [***] after the notice provided under Section 10.7.1 (Notice of Infringement) and [***], then [***] shall have the second right, but not the obligation, to attempt to resolve such Third Party activity in the Territory by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the Akebia Patents or Joint Patents using counsel of its own choice.

10.7.3.

Rights to Enforce Retained Licensee Improvement Patents in the Territory.  As between the Parties, [***] shall have the first right, but not the obligation, to attempt to resolve such Third Party activity in the Territory that infringes (or that is directed to the Development of a product that would infringe) a Retained Licensee Improvement Patent by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the Retained Licensee Improvement Patent using counsel of its own choice.  If [***] fails to initiate a suit or take other action to terminate any such alleged infringement by a product that competes with a Licensed Product in the Territory within [***] after the notice provided under Section 10.7.1 (Notice of Infringement), then [***] shall have the second right, but not the obligation, to attempt to resolve such Third Party activity in the Territory at its own expense, including the filing of an infringement suit to enforce the Retained Licensee Improvement Patents using counsel of its own choice.

10.7.4.

Paragraph IV Challenge.  Notwithstanding the foregoing Section 10.7.2 (Rights to Enforce in the Territory), if either Party receives a notice under 21 U.S.C. §355(b)(2)(A)(iv) or 355(j)(2)(A)(vii)(IV) or a similar notice in another country (a “Paragraph IV Notice”) in the Territory concerning an Akebia Patent, a Joint Patent, or a Retained Licensee Improvement Patent, then it shall provide a copy of such notice to the other Party within [***] Business Days after its receipt thereof.  In collaboration with [***], [***] shall initiate Patent infringement litigation in the Territory based on a Paragraph IV Notice concerning an Akebia Patent or a Joint Patent. In collaboration with [***],[***]shall initiate Patent infringement litigation in the Territory based on a Paragraph IV Notice concerning a Retained Licensee Improvement Patent.  After initiating any Patent infringement litigation in the Territory based on a Paragraph IV Notice concerning an Akebia Patent, a Joint Patent, or a Retained Licensee Improvement Patent, the initiating Party shall control such Patent litigation, [***]; provided that the other Party shall be entitled to participate (with its own counsel, [***]) in any meetings, and to attend any hearings and other proceedings related to such Patent litigation.  The initiating Party shall keep the other Party informed with regard to such litigation, including by providing to the other Party copies of all pleadings and other documents filed in such litigation and by considering the other Party’s reasonable input during the course of the litigation.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.7.5.

Allocation of Recoveries.  Any amounts recovered by a Party as a result of an action pursuant to this Section 10.7 (Enforcement of Akebia Patents, Joint Patents or Retained Licensee Improvement Patents in the Territory), whether by settlement or judgment, shall be allocated as follows:  (a) first each Party shall be reimbursed [***]; provided that if amounts recovered are insufficient to reimburse all such out-of-pocket expenses incurred by both Parties, then such recovered amounts shall be shared pro-rata in proportion to the relative amount of such out-of-pocket expenses incurred by each Party, and (b) second, the balance of such recovered amounts shall be allocated such that Licensee receives [***] and Akebia receives [***].

10.7.6.

Cooperation; Procedures.  In any event, at the request and expense of the Party bringing an infringement action under this Section 10.7 (Enforcement of Akebia Patents, Joint Patents or Retained Licensee Improvement Patents in the Territory), the other Party will provide reasonable assistance and cooperation in any such action (including entering into a common interest agreement if reasonably deemed necessary by any Party) and agrees to be joined as a party to the suit if necessary for the initiating Party to bring or continue an infringement action hereunder.  Neither Party may settle any action or proceeding brought under this Section 10.7 (Enforcement of Akebia Patents, Joint Patents or Retained Licensee Improvement Patents in the Territory) or knowingly take any other action in the course thereof, in a manner that materially adversely affects the other Party’s interest in the Akebia Patents, Joint Patents or Retained Licensee Improvement Patents in the Territory, without the written consent of such other Party.  Each Party will have the right to be represented by counsel of its own selection and its own expense in any suit or other action instituted by the other Party pursuant to this Section 10.7 (Enforcement of Akebia Patents, Joint Patents or Retained Licensee Improvement Patents in the Territory).  In addition, the Parties will reasonably assist each other and cooperate in any such investigation, pre-litigation preparation, or litigation to ensure that there is an aligned global litigation and enforcement strategy.

10.8.	Enforcement of Joint Patents Outside of the Territory.
10.8.1.

Rights to Enforce.  As between the Parties, [***] shall have the exclusive right, but not the obligation, to attempt to resolve any Third Party activity outside of the Territory, including any Development activity (whether or not an exemption from infringement liability for such Development activity is available under applicable law) that infringes (or that is directed to the development of a product that would infringe) any Joint Patent outside of the Territory, by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the Joint Patents using counsel of its own choice.

10.8.2.	Paragraph IV Challenge. Notwithstanding the foregoing Section 10.8.1 (Rights to Enforce), if [***] receives a Paragraph IV Notice related to a

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Licensed Product and concerning a Joint Patent outside of the Territory, then it shall provide a copy of such notice to [***] within [***] Business Days after its receipt thereof. [***] will have the right, but not the obligation, to initiate Patent infringement litigation outside of the Territory based on such a Paragraph IV Notice concerning a Joint Patent.  After initiating any such Patent infringement litigation based on such a Paragraph IV Notice concerning a Joint Patent, [***] shall control such Patent litigation, [***]; provided that [***] shall be entitled to participate (with its own counsel, [***]) in any meetings, and to attend any hearings and other proceedings related to such Patent litigation outside of the Territory.  [***] shall reimburse [***] for its out-of-pocket and internal expenses incurred in or cooperating with any such action outside of the Territory within [***] days of receiving [***] invoice therefor.

10.8.3.

Allocation of Recoveries Outside of the Territory.  Any amounts recovered by [***] as a result of an action pursuant to this Section 10.8 (Enforcement of Joint Patents outside of the Territory), whether by settlement or judgment, shall be retained by [***].

10.8.4.

Cooperation.  In any event, at the request and expense of [***], [***] will provide reasonable assistance and cooperation in any infringement action brought under this Section 10.8 (Enforcement of Joint Patents Outside of the Territory), including entering into a common interest agreement if [***] determines it is reasonably necessary to do so, and [***] agrees to be joined as a party to the suit if necessary for [***] to bring or continue an infringement action hereunder.

10.9.	Enforcement of Retained Licensee Improvement Patents Outside of the Territory.
10.9.1.

Rights to Enforce Retained Licensee Improvement Patents Outside of the Territory.  As between the Parties, [***] shall have the first right, but not the obligation, to attempt to resolve any Third Party activity outside of the Territory, including any Development activity (whether or not an exemption from infringement liability for such Development activity is available under applicable law), that infringes (or that is directed to the Development of a product that would infringe) a Retained Licensee Improvement Patent by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the Retained Licensee Improvement Patent using counsel of its own choice. If [***] fails to initiate a suit or take other action to terminate such alleged infringement within [***] after being notified by [***] of such infringement and [***], then [***] shall have the second right, but not the obligation, to attempt to resolve such Third Party activity outside of the Territory against a product that was competitive to the Licensed Product by commercially appropriate steps at its own expense, including the filing of an infringement suit to enforce the Retained Licensee Improvement Patents using counsel of its own choice.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.9.2.

Paragraph IV Challenge.  Notwithstanding the foregoing Section 10.9.1 (Rights to Enforce), if [***] receives a Paragraph IV Notice related to a Licensed Product and concerning a Retained Licensee Improvement Patent outside of the Territory, then it shall provide a copy of such notice to [***] within [***] Business Days after its receipt thereof.  [***] will have the right, but not the obligation, to initiate Patent infringement litigation outside of the Territory based on such a Paragraph IV Notice concerning a Retained Licensee Improvement Patent.  After initiating any such Patent infringement litigation based on such a Paragraph IV Notice concerning a Retained Licensee Improvement Patent, [***] shall control such Patent litigation, at its own expense.  [***] shall reimburse [***] for its out-of-pocket and internal expenses incurred in or cooperating with any such action outside of the Territory within [***] days of receiving [***] invoice therefor. If [***] receives a Paragraph IV Notice concerning a Retained Licensee Improvement Patent outside of the Territory that is not related to a Licensed Product, then [***] will have the right, but not the obligation, to initiate and control such Patent litigation.

10.9.3.

Allocation of Recoveries Outside of the Territory.  Any amounts recovered by either Party as a result of an action pursuant to this Section 10.9 (Enforcement of Retained Licensee Improvement Patents outside of the Territory), whether by settlement or judgment, shall be allocated as follows:  (a) first, each Party shall be reimbursed its out-of-pocket and internal expenses, including expenses associated with FTEs, incurred in conducting, or cooperating with, such action; provided that if amounts recovered are insufficient to reimburse all such out-of-pocket expenses incurred by both Parties, then such recovered amounts shall be shared pro-rata in proportion to the relative amount of such out-of-pocket expenses incurred by each Party, and (b) second, the balance of such recovered amounts shall be retained by the Party bringing such action.

10.9.4.

Cooperation.  In any event, at the request and expense of the Party bringing an infringement action under this Section 10.9 (Enforcement of Retained Licensee Improvement Patents Outside of the Territory), the other Party will provide reasonable assistance and cooperation in any such action (including entering into a common interest agreement if reasonably deemed necessary by any Party) and agrees to be joined as a party to the suit if necessary for the initiating Party to bring or continue an infringement action hereunder.

10.10.	Defense of Third Party Infringement Claims; Third Party IP.
10.10.1.

Notice; Akebia Initiation.  If a Third Party asserts that a Patent or other right controlled by it is or will be infringed by a Party’s activities in the Territory under this Agreement or a Party becomes aware of a Patent or other right that might form the basis for such a claim, the Party first obtaining knowledge of such a claim or such potential claim shall immediately provide the other Party with written notice thereof and the related facts in reasonable detail.  [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.10.2.

Responsibility to Defend.  If, during the Term of the Agreement, a Third Party asserts that a Patent or other right controlled by such Third Party is infringed or will be infringed in the Territory by the exercise of the licenses granted under Article 2 (Licenses), [***] will be solely responsible for defending against any such claim at its own expense using Commercially Reasonable Efforts and the counsel of its own choosing.  [***].  [***] will not [***]. In addition, the Parties will reasonably assist each other and cooperate and share information with respect to such claim.

10.10.3.

Responsibility for Third Party Licenses.  At any time during the Term, if [***] believes it is necessary or advisable to seek to acquire or obtain a license from any Third Party in order to avoid infringement of Patents owned or controlled by such Third Party by the exercise of the licenses granted under Article 2 (Licenses), whether or not there has been the institution of any infringement claim, [***] will have the sole right, but not the obligation, to negotiate and acquire or obtain a license under such Patents from such Third Party.  [***].  This Section 10.10 (Defense of Third Party Infringement Claims; Third Party IP) will not be interpreted as placing on either Party a duty of inquiry regarding Third Party intellectual property rights.  Each Party will keep the other Party informed of the status of any Third Party claim of infringement.

10.11.

Patent Term Extensions.  Akebia shall be solely responsible for making all decisions regarding patent term extensions, including supplementary protection certificates and any other extensions that are now or become available in the future, that are applicable to Akebia Patents licensed hereunder and that become available directly as a result of the Regulatory Approval of a Licensed Product; provided that Akebia shall consult with Licensee with respect to such decisions and shall consider the comments and concerns of Licensee in good faith.

10.12.

Housemarks.  Licensee shall be responsible for the registration and maintenance of the Licensee Housemarks throughout the Territory, as well as all expenses associated therewith.  Akebia shall be responsible for the registration and maintenance of the Akebia Housemarks throughout the Territory, as well as all expenses associated therewith.

ARTICLE 11

INFORMATION; PHARMACOVIGILANCE; PRODUCT WITHDRAWAL,
AND LIMITED RECALL

11.1.

Information.  Akebia and Licensee will use Commercially Reasonable Efforts to disclose and make available to each other in a timely manner all clinical data, post-marketing data, Commercialization information and other information concerning the Licensed Compound or the Licensed Products, known by Akebia or Licensee at any time during the Term of this Agreement (the “Information”), subject to receipt of any required Third Party consents.  Notwithstanding the foregoing, neither Party will be obligated to disclose to the other Party confidential information about its products other than the Licensed Compound or any Licensed Product.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

11.2.

Data Security.  During the Term of this Agreement, each Party will maintain (and, as applicable, cause its Affiliates to maintain) environmental, safety, and facility procedures, data security procedures and other safeguards against the disclosure, destruction, loss, or alteration of the other Party’s Information in the possession of such Party or its Affiliates, including procedures to ensure compliance with Privacy Laws, which are no less rigorous than those maintained by such Party (or any of its Affiliates) for its own Information of a similar nature.  In addition, each Party has implemented and will continue to implement during the Term of this Agreement appropriate controls to comply with Privacy Laws and maintain data privacy of its own Information, including for detecting, responding to, and reporting potential breaches in accordance with Applicable Law.  Without limiting the foregoing, Akebia shall put in place a “business continuity plan” to be implemented in the event of a catastrophic data loss of Akebia’s primary databases.

11.3.

Pharmacovigilance Agreement.  No later than [***] prior to the first anticipated Regulatory Approval of a Licensed Product in the Territory (or earlier if Licensee conducts any Development activities in the Territory with respect to the Licensed Product), the Parties (under the guidance of their respective pharmacovigilance departments, or equivalent thereof) shall define and finalize the Parties’ responsibilities with respect to pharmacovigilance activities in a written Pharmacovigilance Agreement.  Such Pharmacovigilance Agreement will provide for the receipt, investigation, recording, communication, and exchange by the Parties of information that a Party becomes aware of in the Territory and globally concerning adverse events in or involving a research patient or subject or, in the case of non-clinical studies, an animal in a toxicology study, and the seriousness thereof, whether or not determined to be attributable to the Licensed Compound or any Licensed Product, including any such information received by either Party from a Third Party (subject to receipt of any required consents from such Third Party) (such information, the “Safety Data”).  Such guidelines and procedures shall be in accordance with, and shall enable each Party and its Affiliates to fulfill, local and international regulatory reporting obligations to Regulatory Authorities.  Subject to compliance with Applicable Law, each Party hereby agrees to comply with its respective obligations under the Pharmacovigilance Agreement (as the Parties may agree to modify it from time-to-time) and to cause its Affiliates and licensees and sublicensees (with respect to Akebia) to comply with such obligations.  It is understood that each Party and its Affiliates or licensee or sublicensees (with respect to Akebia) will have the right to disclose Safety Data if such disclosure is reasonably necessary to comply with Applicable Laws and regulations and requirements of Regulatory Authorities within the Territory (or outside of the Territory with respect to Akebia) with respect to its filings and activities related to the Licensed Compound and the Licensed Products.

11.4.

Safety Reporting and Global Safety Database.  In each case in accordance with, and subject to (once executed), the Pharmacovigilance Agreement to be entered into pursuant to Section 11.3 (Pharmacovigilance Agreement), (a) Akebia will own all of the Safety Data, and the Pharmacovigilance Agreement will include provisions requiring the establishment of a global safety database for the Licensed Products owned and maintained by Akebia, (b) Akebia will have sole control and discretion with respect to the collection, assessment, and safety reporting to Regulatory Authorities with respect to the Licensed Products inside and outside of the Territory; provided, however, that the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

PVC shall review and discuss, and Akebia shall consult, communicate and cooperate with Licensee through the PVC with respect to the foregoing in the Territory, and (c) Licensee will promptly (in accordance with the timeframes set forth in the Pharmacovigilance Agreement) forward to Akebia for handling and reporting to applicable Regulatory Authorities all reports received by Licensee of adverse drug events, pregnancy reports, and any other information concerning the safety and benefit-risk profile that are or may be associated with the Licensed Products.  To the extent that there are any inconsistencies between this Section 11.4 (Safety Reporting and Global Safety Database), and the Pharmacovigilance Agreement, then the Pharmacovigilance Agreement will control.

11.5.	Product Withdrawals and Limited Recalls.
11.5.1.

Notice. Each Party shall notify the other Party promptly following the first Party’s determination that any event, incident, or circumstance has occurred that may result in the need for a Product Withdrawal anywhere in the world (including in the Territory) or a Limited Recall in the Territory, which notice need not be in writing.  Such Party shall include in such notice the reasoning behind such determination, and any supporting facts.

11.5.2.

Mandated Withdrawal or Recall.  If a Regulatory Authority mandates that any Product Withdrawal be implemented or that any Limited Recall be undertaken, then [***], in consultation and coordination with [***] in the Territory, shall initiate and manage the Product Withdrawal or Limited Recall as and to the extent mandated by the Regulatory Authority and in compliance with Applicable Law.

11.5.3.

Voluntary Withdrawal or Recall in the Territory.  With respect to any Product Withdrawal or Limited Recall within the Territory that is not mandated by a Regulatory Authority, immediately after receipt of notification thereof, (a) each Party’s quality, safety, compliance or regulatory affairs personnel with authority to make product recall decisions on behalf of such Party (the “Recall Decision-Makers”)  shall discuss and attempt to agree on whether or not to voluntarily implement the Product Withdrawal or undertake the Limited Recall, and (b) if the Parties’ Recall Decision-Makers fail to agree within a reasonably appropriate time period (depending upon the circumstances), whether or not to voluntarily implement or undertake a Product Withdrawal or a Limited Recall within the Territory, then [***] shall have the right to determine whether or not to voluntarily undertake a Product Withdrawal or Limited Recall within the Territory.  If such a Product Withdrawal or Limited Recall is to be undertaken in the Territory, then [***] shall carry out all Product Withdrawal or Limited Recall activities (as applicable) in coordination and collaboration with [***], in a manner that enables both Parties to comply with regulatory requirements as expeditiously as possible, and in compliance with all Applicable Laws.  If [***] does not choose to undertake a voluntary Product Withdrawal or Limited Recall in the Territory despite [***] notice to [***] (which may be given to any of [***] Recall Decision-Makers) that such Product Withdrawal or Limited Recall

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

should be undertaken, then, notwithstanding anything to the contrary herein, [***] shall [***].
11.5.4.

Withdrawals and Recalls; Costs and Cooperation.  Each Party will provide all cooperation reasonably requested by the other Party in connection with any Product Withdrawal or Limited Recall in the Territory.  The Parties will [***] incurred in connection with any Product Withdrawal or Limited Recall in the Territory so that [***].

ARTICLE 12

REPRESENTATIONS, WARRANTIES, AND COVENANTS

12.1.	Mutual Representations and Warranties. Each of Licensee and Akebia hereby represents and warrants to the other Party as of the Effective Date:
12.1.1.

(a) It is a corporation or entity duly organized and validly existing under the laws of the state, municipality, provinces, administrative division or other jurisdiction of its incorporation or formation; and (b) it has full power and authority and the legal right to own and operate property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement;

12.1.2.	The execution, delivery and performance of this Agreement by it has been duly authorized by all requisite corporate action;
12.1.3.

This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, and binding obligation of such Party and is enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity;

12.1.4.

It has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and such performance does not conflict with or constitute a breach of any of its agreements with Third Parties;

12.1.5.

It has obtained all necessary consents, approvals, and authorizations of all Regulatory Authorities and other Third Parties required to be obtained in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder;

12.1.6.

The execution and delivery of this Agreement and the performance of its obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of its articles of incorporation, bylaws, limited partnership agreement, or any similar instrument, as applicable, in any material way, and (b) do not conflict with, violate, or breach or constitute a

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

default or require any consent under, any Applicable Law or any contractual obligation or court or administrative order by which it is bound;
12.1.7.	It has the right to grant the rights and licenses described in this Agreement;
12.1.8.

To its Knowledge, it has not, directly or indirectly, offered, promised, paid, authorized or given to any Government Official or Other Covered Party for the purpose, pertaining to this Agreement, of: (a) influencing any act or decision of the Government Official or Other Covered Party; (b) inducing the Government Official or Other Covered Party to do or omit to do an act in violation of a lawful duty; (c) securing any improper advantage; or (d) inducing the Government Official or Other Covered Party to influence the act or decision of a government or government instrumentality, in order to obtain or retain business, or direct business to, any person or entity, in each case in any way related to this Agreement;

12.1.9.

It is not aware of any Government Official or Other Covered Party having any financial interest in the subject matter of this Agreement or in any way personally benefiting, directly, or indirectly, from this Agreement; and

12.1.10.

It has not been debarred or suspended under 21 U.S.C. §335(a) or (b), is not the subject of a conviction described in Section 306 of the FD&C Act, has not been excluded from a federal health care program, debarred from federal contracting, convicted of or pled nolo contendere to any felony, or to any federal or state legal violation (including misdemeanors) relating to prescription drug products or fraud, and is not subject to any similar sanction of other Regulatory Authorities outside of the Territory (“Debarred/Excluded”), and neither it nor any of its Affiliates has used, in any capacity in the performance of obligations relating to the Licensed Product, any employee, subcontractor, consultant, agent, representative, or other person who has been Debarred/Excluded.

12.2.	Additional Akebia Warranties. Akebia hereby represents and warrants as of the Effective Date to Licensee that:
12.2.1.	to Akebia’s Knowledge, the patent applications within the Akebia Patents set forth on Schedule 1.7 have been duly filed and maintained and are being diligently prosecuted in the Territory;
12.2.2.

Other than routine patent prosecution, there is no pending, or to Akebia’s Knowledge threatened, litigation relating to it or any Affiliate that seeks to invalidate or challenge the enforceability of any of the Akebia Patents set forth on Schedule 1.7 in the Territory, and no Third Party has challenged in writing, or, to the Knowledge of Akebia, has threatened to challenge, Akebia’s right to use and license the Akebia Know-How in the Territory;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

12.2.3.	Akebia has obtained the assignment of all interests and all rights of any and all Third Parties who are named as inventors with respect to the subject matter of the Akebia Patents in the Territory;
12.2.4.	To Akebia’s Knowledge, there is no use, infringement or misappropriation of the Akebia Technology in the Territory in derogation of the rights granted to Licensee in this Agreement;
12.2.5.

There are no investigations, inquiries, actions, or other proceedings pending before or, to Akebia’s Knowledge, threatened by any Regulatory Authority or other Government Authority in the Territory with respect to the Licensed Products arising from any default by Akebia or a Third Party acting on behalf of Akebia in the discovery or Development of the Licensed Compound, and Akebia has not received written notice threatening any such investigation, inquiry, action or other proceeding;

12.2.6.

Other than routine patent prosecution, there are no claims asserted in writing, judgments, or settlements in effect against Akebia relating to the Akebia Patents or the Akebia Know-How in the Territory;

12.2.7.

There are no claims or litigation pending or, to the Knowledge of Akebia, threatened alleging that the Development, manufacture, or Commercialization of the Licensed Products in the Tablet Formulation in the manner reasonably contemplated herein as of the Effective Date, infringes or would infringe any issued patent of any Third Party in the Territory;

12.2.8.

Akebia and, to Akebia’s Knowledge, its contractors and consultants, have complied in all material respects with all Applicable Law, including GLP and GCP, in the Development and manufacture of the Licensed Compound and Licensed Products prior to the Effective Date;

12.2.9.	To Akebia’s Knowledge, [***] have not violated any Applicable Laws;
12.2.10.

To Akebia’s Knowledge, Akebia has disclosed to Licensee all material information in Akebia’s possession or control as of the Effective Date pertaining to Development of the Licensed Compound and the Licensed Products in the Territory, including all briefing documents, meeting minutes, and all protocols and protocol amendments for all past and active studies in the Current Global Development Program, in each case, submitted to or received from Regulatory Authorities in the Territory (including the FDA) relating to the Licensed Compound and the Licensed Products; and

12.2.11.

Akebia owns or has licensed the rights, title, and interests in and to the Akebia Patents set forth on Schedule 1.7 and licensed to Licensee pursuant to Section 2.1 (Grant of License to Licensee) of this Agreement.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

12.3.

Additional Licensee Warranties.  Licensee hereby represents and warrants as of the Effective Date that Licensee has immediately available funds sufficient to cover Licensee’s financial obligations under this Agreement.

12.4.	Additional Covenants. Each of Licensee and Akebia hereby covenant to the other:
12.4.1.

It will, and will ensure that its Affiliates, comply with all Applicable Laws and, to the extent applicable, Professional Requirements, with respect to the performance of its obligations under this Agreement, including, as applicable, the Approved Labeling, and the EU General Data Protection Regulation (GDPR).

12.4.2.

It will not in the future offer, promise, pay, authorize, or give, money or anything of value, directly or indirectly, to any Government Official (as defined below) or Other Covered Party (as defined below) for the purpose, pertaining to this Agreement, of:  (a) influencing any act or decision of the Government Official or Other Covered Party; (b) inducing the Government Official or Other Covered Party to do or omit to do an act in violation of a lawful duty; (c) securing any improper advantage; or (d) inducing the Government Official or Other Covered Party to influence the act or decision of a government or government instrumentality, in order to obtain or retain business, or direct business to, any person or entity, in each case in any way related to this Agreement.

12.4.3.

In performing under this Agreement, it and its Affiliates agree to comply with all applicable anti-corruption laws, including the Foreign Corrupt Practices Act of 1977, as amended from time-to-time; the anti-corruption laws of the Territory; and all laws enacted to implement the Organization for Economic Co-operation and Development Convention on Combating Bribery of Foreign Officials in International Business Transactions.

12.4.4.

It will not engage, in any capacity in connection with this Agreement or any ancillary agreements, any officer, employee, contractor, consultant, agent, representative, or other person who has been Debarred/Excluded.  Each Party will inform the other Party in writing promptly if it or any person engaged by it or any of its Affiliates who is performing any obligations under this Agreement or any ancillary agreements is Debarred/Excluded, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to each Party’s Knowledge, is threatened, pursuant to which a Party, any of its Affiliates or any such person performing obligations hereunder or thereunder may become Debarred/Excluded.

12.5.

Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE INTELLECTUAL PROPERTY RIGHTS PROVIDED BY AKEBIA ARE PROVIDED “AS IS” AND WITHOUT WARRANTY.  EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH OF THE PARTIES EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE

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WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR ENFORCEABILITY OF THEIR RESPECTIVE INTELLECTUAL PROPERTY RIGHTS, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, ARISING FROM A COURSE OR DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO.

12.6.

Limitation of Liability.  NEITHER OF THE PARTIES SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES OR DAMAGES FOR LOSS OF PROFIT OR LOST OPPORTUNITY IN CONNECTION WITH THIS AGREEMENT, ITS PERFORMANCE OR LACK OF PERFORMANCE HEREUNDER, OR ANY LICENSE GRANTED HEREUNDER, EXCEPT TO THE EXTENT THE DAMAGES RESULT FROM A PARTY’S WILLFUL MISCONDUCT OR INTENTIONAL BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT, A BREACH OF THE OBLIGATIONS OF A PARTY UNDER [***], A VIOLATION BY A PARTY OR ITS AFFILIATES OF THE [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 13

CONFIDENTIALITY

13.1.

Generally.  During the Term of this Agreement and for a period of five years following the early termination of this Agreement, each Party (a) shall maintain in confidence all Confidential Information of the other Party; (b) shall not use such Confidential Information for any purpose except in connection with the activities contemplated by this Agreement or in order to further the purpose of this Agreement; and (c) shall not disclose such Confidential Information to anyone other than those of its Affiliates, investors, prospective investors, lenders, prospective lenders, prospective acquirers, permitted sublicensees, prospective sublicensees (to the extent sublicensing is permitted), employees, consultants, financial or legal advisors, agents or subcontractors who are bound by written obligations of nondisclosure and non-use no less stringent than those set forth in this Article 13 (Confidentiality) and to whom such disclosure is necessary in connection with such Party’s activities as contemplated in this Agreement or in connection with financing or acquisition activities.  Each Party shall ensure that such Party’s Affiliates, investors, prospective investors, lenders, prospective lenders, acquirors, prospective acquirors, permitted sublicensees, prospective sublicensees, employees, consultants, agents, consultants and subcontractors comply with these obligations.  Each Party shall notify the other Party promptly on discovery of any unauthorized use or disclosure of the other’s Confidential Information, including the other’s trade secrets or proprietary information.  The Joint Know-How and the terms of this Agreement will be the Confidential Information of each Party.  Licensee acknowledges that (a) all Safety Data, (b) Akebia Know-How, and (c) all other information related to Akebia’s and its Affiliates’ and sublicensees’ Development and Commercialization of the Licensed Compound and the Licensed Products constitutes Confidential Information of Akebia.  Akebia acknowledges that all Licensee Know-How constitutes Confidential Information of Licensee.

13.2.

Exceptions.  The obligations of confidentiality, non-disclosure, and non-use set forth in Section 13.1 (Generally) shall not apply to the extent the receiving Party (the “Recipient”) can demonstrate that the disclosed information (a) was in the public domain at the time of disclosure to the Recipient by the other Party, or thereafter entered the public domain, in each case other than as a result of actions of the Recipient, its Affiliates, employees, licensees, agents or subcontractors, in breach of this Agreement; (b) was rightfully known by the Recipient or its Affiliates (as shown by its written records) prior to the date of disclosure to the Recipient by the other Party; (c) was received by the Recipient or its Affiliates on an unrestricted basis from a Third Party rightfully in possession of such information and not under a duty of confidentiality to the other Party; or (d) was independently developed by or for the Recipient or its Affiliates without reference to or reliance on the Confidential Information of the other Party (as demonstrated by written records). Notwithstanding any other provision of this Agreement, Recipient’s disclosure of Confidential Information shall not be prohibited if such disclosure:  (i) is in response to a valid order of a court or other governmental body; or (ii) is otherwise required by Applicable Law or regulation or rules of a nationally recognized securities exchange.  Further notwithstanding any other provision of this Agreement, either Party may disclose

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the other Party’s Confidential Information to the extent necessary to exercise the rights granted to or retained by the Recipient under this Agreement, including in filing or prosecuting patent applications, prosecuting, or defending litigation, responding to an investigation by a Governmental Authority, or otherwise establishing rights or enforcing obligations under this Agreement, making Regulatory Filings with respect to the Licensed Products in their respective territories and fields of use, or conducting Development or clinical studies with respect to the Licensed Product.  If a Recipient is required to disclose Confidential Information pursuant to this Section 13.2 (Exceptions), then prior to any disclosure the Recipient shall provide the other Party with prior written notice of such disclosure in order to permit the other Party to seek a protective order or other confidential treatment of such Confidential Information.

13.3.

Publicity.  The Parties recognize that each Party may from time-to-time desire to issue press releases and make other public statements or disclosures regarding the terms of this Agreement.  In such event, the Party desiring to issue a press release or make a public statement or disclosure shall provide the other Party with a copy of the proposed press release, statement, or disclosure for review and approval as soon as practicable prior to publication, which advance approval shall not be unreasonably withheld.  No other public statement or disclosure of, or concerning, the terms of this Agreement shall be made, either directly or indirectly, by either Party hereto, without first obtaining the written approval of the other Party.  Once any public statement or disclosure has been approved in accordance with this Section 13.3 (Publicity), then either Party may appropriately communicate information contained in such permitted statement or disclosure.  Notwithstanding the foregoing provisions of this Article 13 (Confidentiality), a Party may (a) disclose the terms of this Agreement where required, as reasonably determined by the disclosing Party, by Applicable Law, regulation or legal process or by applicable stock exchange rule (with prompt notice of any such legally required disclosure to the other Party and, to the extent practicable, sufficient opportunity for the other Party to review and comment on such required disclosure and request confidential treatment thereof or a protective order therefor), and (b) disclose the terms of this Agreement under obligations of confidentiality to such Party’s Affiliates, investors, prospective investors, lenders, prospective lenders, acquirors, prospective acquirors, sublicensees, prospective sublicensees (to the extent sublicensing is permitted), employees, consultants, agents, and subcontractors in connection with such Party’s activities hereunder and in connection with such Party’s financing activities.

13.4.	Publications.
13.4.1.

Prior to Release of Data by Akebia.  Until the [***], Akebia will have the sole right to publish any clinical data or other clinical or nonclinical results from such programs or any other results under the Current Global Development Program; provided that Akebia shall [***].

13.4.2.

After Release of Data by Akebia.  Following [***] will coordinate the plans of the Parties regarding planned publication in the Territory of clinical data or other clinical or preclinical results relating to the Licensed Compound or the Licensed Products into a single schedule (“Joint Publication Plan”) that will

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be shared with the Parties, and the terms of this Section 13.4.2 (After Release of Data by Akebia) will apply.  With respect to publication in any academic journal, authorship of any publication shall be determined based on the accepted standards used in peer-reviewed, academic journals at the time of the proposed publication.  Notwithstanding the forgoing, each Party recognizes the mutual interest in obtaining valid Patent protection and in protecting business interests and trade secret information.  Consequently, except for disclosures permitted pursuant to Section 13.2 (Exceptions), if either Party, its employees, or consultants wishes to publish or present to any Third Party results of the Development work, or any research results, or any clinical data or other clinical information about the Licensed Compound or a Licensed Product, or Combination Product being Developed pursuant to this Agreement, then it shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure as soon as practicable prior to submission for publication or presentation.  The reviewing Party shall notify the other Party promptly after receipt of such proposed publication whether such draft publication contains (a) Confidential Information of the reviewing Party, or (b) information that if published would have an adverse effect on a Patent.  The reviewing Party shall have the right to (i) propose modifications to the publication or presentation for Patent reasons, trade secret reasons, confidentiality reasons or business reasons or (ii) request a reasonable delay in publication or presentation in order to protect patentable information.  If the reviewing Party requests a delay to protect patentable information, the publishing Party shall delay submission or presentation for a period not to exceed [***] to enable Patent applications protecting each Party’s rights in such information to be filed in accordance with the terms of this Agreement.  Upon expiration of such [***], the publishing Party shall be free to proceed with the publication or presentation.  If the reviewing Party reasonably requests modifications to the publication or presentation to prevent disclosure of trade secret or proprietary business information, the publishing Party shall edit such publication to prevent the disclosure of such information prior to submission of the publication or presentation.

13.5.

Injunctive Relief.  Each Party acknowledges and agrees that there may be no adequate remedy at law for any breach of its obligations under this Article 13 (Confidentiality), that any such breach may result in irreparable harm to such other Party and, therefore, that upon any such breach or any threat thereof, such other Party may seek appropriate equitable relief in addition to whatever remedies it might have at law, without the necessity of showing actual damages.

ARTICLE 14

INDEMNIFICATION

14.1.

Indemnification by Akebia.  Akebia shall indemnify, hold harmless and defend Licensee and its Affiliates and their respective directors, officers, employees, and agents (the “Licensee Indemnitees”) from and against any and all Third Party suits, claims,

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actions, demands, liabilities, expenses, or losses (including reasonable attorneys’ fees, court costs, witness fees, damages, judgments, fines, and amounts paid in settlement) (“Losses”) to the extent that such Losses arise out of (a) a breach of this Agreement by Akebia, (b) [***], (c) the [***] of a Licensed Product by or on behalf of Akebia or its licensees (other than Licensee), (d) [***], and (e) the negligence or willful misconduct of any Akebia Indemnitee (as defined in Section 14.2 (Indemnification by Licensee)).  Notwithstanding the foregoing, Akebia will not have any obligation to indemnify the Licensee Indemnitees to the extent that any Losses arise out of the negligence or willful misconduct of any Licensee Indemnitee or any breach of this Agreement by Licensee.

14.2.

Indemnification by Licensee. Licensee shall indemnify, hold harmless and defend Akebia and its Affiliates, directors, officers, employees and agents (the “Akebia Indemnitees”) from and against any and all Losses, to the extent that such Losses arise out of (a) a breach of this Agreement by Licensee, (b) [***] of a Licensed Product by or on behalf of Licensee, or (c) the negligence or willful misconduct of any Licensee Indemnitee.  Notwithstanding the foregoing, Licensee will not have any obligation to indemnify the Akebia Indemnitees to the extent that any Losses arise out of the negligence or willful misconduct of any Akebia Indemnitee or any breach of this Agreement by Akebia.

14.3.

Indemnification Procedure.  Each Party, if seeking indemnification under this Article 14 (Indemnification) (the “Indemnified Party”), will give written notice of the claim to the other Party (the “Indemnifying Party”) within [***] Business Days of becoming aware of the claim; provided, however, that any failure or delay in providing such notice will not relieve the Indemnifying Party of its indemnification obligation, except to the extent it is actually prejudiced by such failure or delay.  Each Party will promptly furnish to the other Party copies of all papers and official documents received in respect of any Losses.  The Indemnifying Party will have the right to assume and control the defense of the indemnification claim at its own expense with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; provided, however, that an Indemnified Party will have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceedings.  If the Indemnifying Party does not assume the defense of the indemnification claim as described in this Section 14.3 (Indemnification Procedure), then the Indemnified Party may defend the indemnification claim but will have no obligation to do so.  The Indemnified Party will not settle or compromise the indemnification claim without the prior written consent of the Indemnifying Party, and the Indemnifying Party will not settle or compromise the indemnification claim in any manner which would have an adverse effect on the Indemnified Party’s interests (including any rights under this Agreement or the scope, validity, or enforceability of any Patents, Confidential Information, or other rights licensed to Licensee by Akebia hereunder), without the prior written consent of the Indemnified Party, which consent, in each case (by the Indemnifying Party or Indemnified Party, as the case may be), will not be unreasonably withheld.  The Indemnified Party will reasonably cooperate with the Indemnifying Party at the

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Indemnifying Party’s expense and will make available to the Indemnifying Party all pertinent information under the control of the Indemnified Party, which information will be subject to Article 13 (Confidentiality).  The Indemnifying Party will not be liable for any settlement or other disposition of Losses by the Indemnified Party if such settlement is reached without the written consent of the Indemnifying Party pursuant to this Section 14.3 (Indemnification Procedure).

14.4.

Insurance.  Each Party shall, at its own expense, obtain and maintain insurance with respect to the Development and Commercialization of the Licensed Compound and the Licensed Products under this Agreement in such amount and subject to such deductibles and other limitations as biopharmaceutical companies in the Territory customarily maintain with respect to the research, development, and commercialization of similar products.  Each Party shall provide a copy of such insurance policy to the other Party upon request.

ARTICLE 15

TERM AND TERMINATION

15.1.

Term.  The term of this Agreement shall begin on the Effective Date and, unless earlier terminated in accordance with the terms of this Article 15 (Term and Termination), will expire on a country-by-country and Licensed Product-by-Licensed Product basis on the date that one or more Generic Licensed Products first achieves a Generic Competition Percentage of 90% in such country in the Territory (the “Term”).

15.2.

Termination for Breach.  Subject to the terms and conditions of this Section 15.2 (Termination for Breach), a Party (the “Non-Breaching Party”) shall have the right, in addition to any other rights and remedies, to terminate this Agreement in its entirety in the event the other Party (the “Breaching Party”) is in material breach of its obligations under this Agreement.  The Non-Breaching Party shall first provide written notice to the Breaching Party, which notice shall identify with particularity the alleged breach and state the Non-Breaching Party’s intent to terminate this Agreement if such breach is not cured.  With respect to material breaches of any payment provision hereunder, the Breaching Party shall have a period of [***] after such written notice is provided to cure such breach.  With respect to all other breaches, the Breaching Party shall have a period of [***] after such written notice is provided to cure such breach; provided, however, if such breach is not reasonably curable within [***] and if the Breaching Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by the Parties in order to permit the Breaching Party a reasonable period of time to cure such breach (but in no event will such time period be more than [***]).  Notwithstanding the foregoing, if a Party gives to the other Party a notice pursuant to this Section 15.2 (Termination for Breach) of a material breach by such other Party, and such other Party provides notice during the applicable cure period set forth above that such other Party disputes the basis for termination pursuant to this Section 15.2 (Termination for Breach), then this Agreement shall not terminate unless and until an arbitrator issues a final award pursuant to Section 16.2 (Arbitration) upholding such basis for termination.

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The waiver by either Party of any breach of any term or condition of this Agreement shall not be deemed a waiver as to any subsequent or similar breach.
15.3.

Termination by Licensee for Convenience.  At any time after release of the first topline data in the Current Global Development Program (i.e., release of topline data from either the Global Phase 3 NDD-CKD Program or the Global Phase 3 DD-CKD Program, whichever comes first), Licensee may terminate this Agreement in its entirety, by providing written notice to Akebia thereof, which termination will be effective 12 months following the date of such notice; provided, however, that such 12 months notice period may be shortened by Akebia in its sole discretion.

15.4.

Termination Upon Akebia Royalty Buy-Back.  If Licensee exercises the Royalty Conversion Option in accordance with Section 9.5 (Royalty Conversion Option) and Akebia subsequently exercises the Akebia Royalty Buy-Back Right in accordance with Section 9.5.6 (Akebia Royalty Buy-Back Right), then, upon payment by Akebia to Licensee of the Buy-Back Payment pursuant to Section 9.5.6 (Akebia Royalty Buy-Back Right), this Agreement will automatically terminate in its entirety, which termination will be treated as a termination by Licensee pursuant to Section 15.3 (Termination by Licensee for Convenience) for the purposes of Section 15.8 (Effects of Termination).

15.5.

Termination Upon Patent Challenge. Akebia may terminate this Agreement by providing written notice of termination to Licensee if Licensee contests the validity or enforceability of any Patent Controlled by Akebia or any of its Affiliates that Covers a Licensed Product or its manufacture, use, sale, or importation, in any court, arbitration proceeding, or other tribunal, including the United States Patent and Trademark Office and the United States International Trade Commission.  As used in this definition the term “contest” includes (a) filing an action under 28 U.S.C. §§ 2201-2202 seeking a declaration of invalidity or unenforceability of any such Patent; (b) filing, or joining in, a petition under 35 U.S.C. § 311 to institute inter partes review of any such Patent; (c) filing, or joining in, a petition under 35 U.S.C. § 321 to institute post-grant review of any such Patent or any portion thereof; (d) filing or commencing any opposition, nullity, or similar proceedings challenging the validity of any such Patent in any country, or (e) any foreign equivalent of clauses (a), (b), (c), or (d).  Notwithstanding the foregoing, Akebia will not have a right to terminate this Agreement pursuant to this Section 15.5 (Termination Upon Patent Challenge) with respect to any claim that Akebia first asserts against Licensee or any of its Affiliates where the contest of the validity or enforceability is made by Licensee or its Affiliates in defense of such assertion by Akebia.

15.6.	Termination Based on Mutual Written Agreement. This Agreement may be terminated in its entirety upon the written agreement of both Akebia and Licensee.
15.7.

Effects of Expiration.  Upon expiration of the Term for each country and Licensed Product, all rights and licenses granted to Licensee under this Agreement will automatically terminate with respect to such country and such Licensed Product.

15.8.	Effects of Termination. In the event of any termination (but not expiration) of this Agreement for any reason the following shall apply:

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15.8.1.	Termination of Rights. All rights and licenses granted to Licensee under this Agreement will automatically terminate.
15.8.2.	License to Akebia. The licenses granted to Akebia in Section 2.2 (Grant of License to Akebia) will become freely sublicenseable (through multiple tiers).
15.8.3.

Return of Confidential Information and Product Materials. Licensee shall cease using the Akebia Technology and Developing, performing Medical Affairs or Non-Promotional Activities with respect to, or Commercializing the Licensed Compound and the Licensed Product, and will return all inventory of the Licensed Compound and the Licensed Products in Licensee’s possession to Akebia together with all copies of the Product Materials in the possession or control of Licensee and its Affiliates; provided, however, that if Akebia gives written permission to Licensee to sell its inventory of the Licensed Products in the Territory and if not prohibited by Applicable Laws or Regulatory Authorities, then Licensee shall have the right to sell-off such inventory in the Territory during the [***] period following the effective date of termination of this Agreement, and all provisions of this Agreement applicable to the Commercialization of the Licensed Products in the Territory shall continue to apply with respect to Licensee’s sale of such inventory.  In addition, at the disclosing Party’s election, each Party will return or destroy all Confidential Information of the other Party in its possession. The receiving Party will provide a written confirmation of such destruction within [***] of such request; provided, however, that the foregoing will not apply to any Confidential Information that is necessary to allow such Party to perform its obligations or exercise any of its rights that expressly survive the termination or expiration of this Agreement.

15.8.4.

Assignment and Disclosure. Licensee shall promptly: (a) assign and transfer to Akebia or its designee all of Licensee’s rights, title, and interests in and to any clinical trial agreements and distribution agreements (to the extent assignable and not cancelled), confidentiality, and other agreements and data relating to Development, performing Medical Affairs or Non-Promotional Activities with respect to, or Commercialization of the Licensed Compound and the Licensed Products, including data, materials, and Know-How relating to clinical trials, in each case to the extent in Licensee’s Control; and (b) disclose to Akebia all documents that are controlled by Licensee or that Licensee is able to obtain using reasonable efforts and that embody the foregoing.  The costs associated with the assignments set forth in this Section 15.8.4 (Assignment and Disclosure) shall be borne by Licensee.

15.8.5.

Termination by Licensee For Breach. Notwithstanding anything to the contrary in this Section 15.8 (Effects of Termination), in the event of any termination of this Agreement by Licensee pursuant to Section 15.2 (Termination for Breach), (a) the licenses granted to Akebia in Section 2.2 (Grant of License to Akebia) will automatically terminate unless Akebia notifies Licensee within [***] of the effective date of such termination that

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Akebia wishes to retain such license, in which case Akebia and Licensee will negotiate and agree upon a reasonable royalty on Net Sales of the Licensed Products to be payable by Akebia to Licensee in consideration for such license, and (b) Akebia will be responsible for reimbursing Licensee for the costs associated with the assignments set forth in Section 15.8.4 (Assignment and Disclosure).

15.8.6.

Termination For Convenience; Costs. If Licensee terminates this Agreement in its entirety pursuant to Section 15.3 (Termination by Licensee for Convenience), then Licensee will be responsible for all costs of activities allocated to Licensee under this Agreement during such [***] notice period (or shorter period if shortened by Akebia).

15.9.

Survival; Accrued Rights. The following articles and sections of this Agreement shall survive expiration or early termination for any reason:  Article 1 (Definitions), Section 2.2 (License Grant to Akebia) (subject to Section 15.8.5 (Termination by Licensee For Breach)), Section 9.7 (Accounting; Audit) (but only for a period of three years following expiration or termination), Section 10.1 (Akebia Intellectual Property), Section 10.2 (Licensee Intellectual Property), Section 10.3 (Joint Technology), Section 10.5 (Prosecution of Joint Patents), Section 10.6 (Prosecution of Retained Licensee Improvement Patents), Section 10.7 (Enforcement of Akebia Patents and Joint Patents or Retained Licensee Improvement Patents in the Territory) (but only with respect to Joint Patents and Retained Licensee Improvement Patents), Section 10.9 (Enforcement of Akebia Patents and Joint Patents or Retained Licensee Improvement Patents Outside of the Territory) (unless the Agreement is terminated by Licensee for Akebia’s material breach pursuant to Section 15.8.5 (Termination by Licensee For Breach)), Section 12.5 (Disclaimer), and Section 12.6 (Limitation of Liability); Article 13 (Confidentiality), Article 14 (Indemnification), excluding Section 14.4 (Insurance), Section 15.8 (Effects of Termination); Section 15.9 (Survival; Accrued Rights), Article 16 (Dispute Resolution; Governing Law), Section 17.1 (Assignment), Section 17.7 (Entire Agreement), Section 17.8 (Severability), Section 17.9 (Notices), Section 17.11 (Agency), Section 17.13 (No Waiver), Section 17.14 (No Strict Construction), and Section 17.15 (Cumulative Remedies). In any event, expiration or termination of this Agreement shall not relieve the Parties of any liability that accrued hereunder prior to the effective date of such expiration or termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice either Party’s right to obtain performance of any obligation.

ARTICLE 16

DISPUTE RESOLUTION; GOVERNING LAW

16.1.

Executive Officers; Disputes.  Each Party shall ensure that an Executive Officer is designated for such Party at all times during the Term for dispute resolution purposes, and shall promptly notify the other Party of any change in its designated Executive Officer.  Unless otherwise set forth in this Agreement, in the event of a dispute arising under this Agreement between the Parties, the Parties shall refer such dispute to their

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respective Executive Officer, and such Executive Officers or designees shall attempt in good faith to resolve such dispute.  If the dispute is an Akebia Reserved Dispute, then the Executive Officer of Akebia will determine the final outcome of such dispute.

16.2.

Arbitration.  If the Parties are unable to resolve a given dispute, other than an Akebia Reserved Dispute, pursuant to Section 16.1 (Executive Officers; Disputes), within [***] of referring such dispute to the designated Executive Officers, then either Party may have the given dispute settled by binding arbitration in the manner described below:

16.2.1.

Arbitration Request.  If a Party intends to begin an arbitration proceeding to resolve a dispute arising under this Agreement (other than an Akebia Reserved Dispute), such Party shall provide written notice (the “Arbitration Request”) to the other Party of such intention and the issues for resolution.  From the date of the Arbitration Request and until such time as the dispute has become finally settled, the running of the time periods as to which a Party must cure a breach of this Agreement becomes suspended as to the subject matter of the dispute.

16.2.2.	Additional Issues. Within [***] after the receipt of the Arbitration Request, the other Party may, by written notice, add additional issues for resolution.
16.2.3.

Arbitration Procedure.  Except as expressly provided in this Agreement, any dispute, controversy, or claim arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by binding arbitration administered by the American Arbitration Association (“AAA”) in accordance with its International Arbitration Rules as then in effect, which rules are deemed to be incorporated by reference into this Section 16.2.3 (Arbitration Procedure).  There shall be one arbitrator, and such arbitrator will be chosen pursuant to the AAA Rules.  The seat, or legal place, of arbitration shall be New York, New York, or such other venue as the Parties agree.  The language to be used in the arbitral proceedings shall be English. THE PARTIES UNDERSTAND AND ACKNOWLEDGE THAT UNDER THIS SECTION 16.2 (ARBITRATION) EACH PARTY WAIVES THE RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ARBITRABLE CONTROVERSY OR CLAIM.  The Parties hereby agree that the arbitrator has authority to issue rulings and orders regarding all procedural and evidentiary matters that the arbitrator deems reasonable and necessary with or without petition therefor by the Parties as well as the final ruling and judgment.  All rulings by the arbitrator will be final.  Judgment on the award granted in any arbitration hereunder may be entered in any court having jurisdiction over the award or any of the Parties or any of their respective assets. Nothing in this Agreement shall be deemed as preventing either Party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of the dispute as necessary to protect either Party’s name, proprietary information, trade secrets, Know-How, or any other proprietary right or otherwise to avoid irreparable harm.  If the issues in dispute involve scientific or technical

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matters, then any arbitrator chosen hereunder shall have educational training or experience sufficient to demonstrate a reasonable level of knowledge in the field of biotechnology and pharmaceuticals.  The Parties agree that arbitration of any dispute will be confidential, and all claims, proceedings and evidence provided in the arbitration and all decisions of the arbitrators will be considered the Confidential Information of both Parties under this Agreement.

16.3.

Intellectual Property Disputes.  Notwithstanding Section 16.2 (Arbitration), in the event that a dispute arises with respect to the validity, scope, enforceability or ownership of any Patent or other intellectual property rights, and such dispute is not resolved in accordance with Section 16.1 (Executive Officers; Disputes), such dispute shall not be submitted to an arbitration proceeding in accordance with Section 16.2 (Arbitration), unless otherwise agreed by the Parties in writing, and instead, either Party may initiate litigation in a court of competent jurisdiction in any country in which such rights apply.

16.4.

Baseball Arbitration for Expert Reserved Matters.  If the Parties, following escalation through the JSC and the Executive Officers, cannot reach agreement regarding an Expert Reserved Matter, then the matter will be determined through binding “baseball” arbitration as follows:

16.4.1.

Proposals.  Each Party will (a) prepare its proposed resolution of the matter (which must be consistent with the terms and conditions of this Agreement and the applicable provisions of this Agreement under which the matter arises), and (b) submit its proposed resolution to the other Party.  Within [***] of such submissions, the Parties will meet to determine whether they agree to adopt either Party’s proposed resolution, or a modified version thereof, as the resolution of the Expert Reserved Matter.

16.4.2.

Submission to Expert.  If the Parties are unable to agree within the [***] period set forth in Section 16.4.1 (Proposals), then the Parties will appoint an agreed expert with relevant experience and expertise and, within [***] after the appointment of such expert, each Party will submit its proposed resolution to the expert.  The expert will be instructed to select one of the Parties’ proposed resolutions within [***] following the receipt of both such proposed resolutions and to select the proposed resolution that he or she determines is the most commercially reasonable under the circumstances and best gives effect to the intent of the Parties under this Agreement.  The expert will be limited to selecting only one or the other of the proposed resolutions submitted by the Parties without modification.  The selection by the expert of one proposed resolution will be binding and conclusive upon both Parties, and the Parties will use such proposed resolution as contemplated by Section 7.8.3(b) (Failure to Agree on Additional Details) and Section 7.9.2 (Failure to Agree on Promotional Activities).

16.4.3.

Costs of Baseball Arbitration.  The (a) fees of the expert and (b) costs and expenses of the baseball arbitration will, in each case ((a) and (b)), be borne by the Party whose proposed resolution is not selected by the expert.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

16.5.

Choice of Law; English Language. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the Parties hereunder, shall be construed under and governed by the laws of the state of New York, United States, exclusive of its conflicts of laws principles.  This Agreement has been prepared in the English language and the English language shall control its interpretation.  All consents, notices, reports and other written documents to be delivered or provided by a Party under this Agreement shall be in the English language, and in the event of any conflict between the provisions of any document and the English language translation thereof, the terms of the English language translation shall control.

ARTICLE 17

MISCELLANEOUS

17.1.

Assignment.  Neither Party may assign this Agreement and the licenses herein granted without the other Party’s prior written consent unless such assignment is to (a) a Third Party successor or purchaser of all or substantially all of the assets or businesses to which this Agreement relates whether pursuant to a sale of assets, merger, or other transaction, in which case the assigning Party will provide prior written notice to the other Party and need not obtain the other Party’s consent, or (b) an Affiliate of such Party, in which case the assigning Party will provide prior written notice to the other Party and need not obtain the other Party’s consent; provided that the assigning Party remains fully liable for the performance of its obligations hereunder by such assignee.  Any other assignment of this Agreement by a Party requires the prior written consent of the other Party.  Any assignment in violation of this Section 17.1 (Assignment) shall be null and void.  This Agreement shall be binding on and shall inure to the benefit of the permitted successors and assigns of the Parties.

17.2.

Standstill.  Licensee will not, without the written consent of Akebia, acquire directly or indirectly, in a public or private transaction, including by purchase in the open market, any common stock of Akebia if the Licensee’s beneficial ownership of the common stock of Akebia would thereafter exceed [***]%.  In addition, unless approved in advance in writing by Akebia, Licensee will not, directly or indirectly:

17.2.1.

Make any statement or proposal to Akebia, other than a non-public statement or proposal delivered directly to the chief executive officer or chairman of the board of directors, or to any of Akebia’s stockholders regarding, or make any public announcement, proposal or offer (including an “solicitation” of “proxies” as such terms are defined or used in Regulation 14A of the Exchange Act) with respect to, or otherwise solicit, seek or offer to effect (including, for the avoidance of doubt, indirectly by means of communication with the press or media) (i) any business combination, merger, tender offer, exchange offer or similar transaction in Akebia, (ii) any restructuring, recapitalization, liquidation or similar transaction involving Akebia, (iii) any acquisition of any of Akebia’s equity securities or assets or rights or options to acquire equity securities or assets, (iv) any proposal to seek representation on the board of directors of Akebia or otherwise seek to control or influence the management, board of

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

directors or policies of Akebia, or (v) any proposal, arrangement or other statement that is inconsistent with this Section 17.2 (Standstill);
17.2.2.

Instigate, encourage, or assist any Third Party (including forming a “group” with any such third party) to do, or enter into any discussions or agreements with any Third Party with respect to, any of the actions set forth in Section 17.2.1 (Standstill); or

17.2.3.	Take any action which would reasonably be expected to require Akebia or any of its Affiliates to make a public announcement regarding any of the actions set forth in Section 17.2.1 (Standstill).

Notwithstanding the foregoing provisions, the restrictions set forth in this Section 17.2 (Standstill) shall terminate and be of no further force and effect (i) if [***], as defined below, provided that the provisions of this Section 17.2 (Standstill) shall be revived if such [***]; or (ii) upon the termination of this Agreement’. For the avoidance of doubt, nothing in this Section 17.2 (Standstill) shall prohibit Licensee from acquiring beneficial ownership of the common stock of Akebia to the extent such ownership remains less than [***]% ’’of Akebia’s total outstanding common stock.  For purposes of this Section 17.2 (Standstill), “Sale Transaction” shall mean a transaction between Akebia and a Third Party (A) involving the direct or indirect acquisition by such Third Party of [***]% or more of Akebia’s outstanding shares of common stock or consolidated assets (including assets held by subsidiaries), or (B) involving the sale of substantially all of the Akebia’s rights with respect to vadadustat.

17.3.

Competing Products.  Except as provided in this Section 17.3 (Competing Products), until the date that is [***] prior to the anticipated LOE Date in a country in the Territory, neither Party nor its Affiliates [***] in such country in the Territory.

17.3.1.

Exception for Acquisition by a Third Party.  Notwithstanding the foregoing, if a Party, as a result of a merger, acquisition, change of control, or similar transaction, is acquired by an entity that, as of the time of such transaction, directly or through an affiliate, is (a) [***] so long as the Acquiror [***] in the Territory following such acquisition (and, if the [***] is [***]), unless otherwise agreed by the non-acquired Party through the JSC. In addition, in such event, if the Acquiror does not divest its rights to such [***] in the Territory or [***] in the Territory within [***] of the closing of such acquisition transaction, then (a) the Acquiror will be required to continue to [***] in the Territory (and, if the [***] is [***]), unless otherwise agreed by the non-acquired Party through the JSC, and (b) the restrictions set forth in this Section 17.3 ([***]) will otherwise cease to bind either Party.  In addition, in such event if Akebia is the acquired Party, then, unless the Acquiror gives Licensee written notice within [***] of the closing of such acquisition transaction that [***]:

“[***]”

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

17.3.2.

Divestiture.  If a Party or any of its Affiliates, either as a result of a merger, acquisition, change of control, or similar transaction, acquires an entity that is [***] a Competing Product in the Territory, then such Party or its Affiliates shall not be in breach of this Section 17.3 (Competing Products) if such Party or such Affiliate divests its rights to such Competing Product in the Territory or discontinues [***] such Competing Product in the Territory within [***] of the closing of such acquisition transaction.

17.3.3.

Discussion of Competing Products. On a case-by-case basis, either Party may propose to exclude a specific product from the definition of Competing Product. If the Parties agree to exclude such product from the definition of Competing Product, then the terms of this Section 17.3 (Competing Products) will not apply with respect to such excluded product, and each Party will be free to promote, market, and sell such excluded product in the Territory.

17.4.

[***]. If either Party Controls Patents, Know-How, or other intellectual property rights with respect to a [***] during the Term, then it will promptly notify the other Party of such product.  In such event, upon the other Party’s request, the Parties, [***], shall discuss whether or not to enter into a collaboration agreement with respect to such [***].

17.5.

[***].  If Akebia’s board of directors elects to engage in negotiations with respect to a potential change of control transaction with a Third Party that is clinically Developing or Commercializing a Competing Product, then Akebia will [***].

17.6.

Force Majeure.  If either Party shall be delayed, interrupted in, or prevented from the performance of any obligation hereunder by reason of any cause beyond its reasonable control, including an act of God, fire, flood, earthquake, war (declared or undeclared), public disaster, act of terrorism, strike or labor differences, such Party shall not be liable to the other therefor; and the time for performance of such obligation shall be extended for a period equal to the duration of the force majeure which occasioned the delay, interruption or prevention.  The Party invoking such force majeure rights of this Section 17.5 (Force Majeure) must notify the other Party by courier or overnight dispatch (e.g., Federal Express) within a period of [***] days of both the first and last day of the force majeure unless the force majeure renders such notification impossible in which case notification will be made as soon as possible.  If the delay resulting from the force majeure exceeds [***].

17.7.

Entire Agreement; Amendment.  This Agreement, together with all exhibits and schedules attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof (including that certain Confidential Disclosure Agreement between the Parties dated June 23, 2014, as amended by Amendment #1 dated June 23, 2015 (“Confidential Disclosure Agreement”)); provided that all information shared by the Parties pursuant to the Confidential Disclosure Agreement shall be deemed Confidential Information under this Agreement, and the use and disclosure thereof shall be governed by Article 13 (Confidentiality)).  This Agreement shall not be modified, or amended, except by another agreement in writing executed by the Parties.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

17.8.

Severability.  If any provision of this Agreement is declared invalid by a court of last resort or by any court or other governmental body from the decision of which an appeal is not taken within the time provided by law, then and in such event, this Agreement will be deemed to have been terminated only as to the portion thereof that relates to the provision invalidated by that decision and only in the relevant jurisdiction, but this Agreement, in all other respects and all other jurisdictions, will remain in force; provided, however, that if the provision so invalidated is essential to the Agreement as a whole, then the Parties shall negotiate in good faith to amend the terms hereof as nearly as practical to carry out the original intent of the Parties, and, failing such amendment, either Party may submit the matter for resolution pursuant to Article 16 (Dispute Resolution; Governing Law).

17.9.

Notices.  Except as expressly provided otherwise in this Agreement, any notice or report required or permitted to be given under this Agreement shall be in writing and shall be mailed by internationally recognized express delivery service, or sent by email or facsimile and confirmed by mailing, as follows:

If to Akebia:

Akebia Therapeutics, Inc.
245 First Street
Cambridge, MA 02142
Attention:  Chief Executive Officer
Facsimile:  [***]

Email:  [***]

With a copy to (which shall not constitute notice for purposes of this Agreement):

Akebia Therapeutics, Inc.
245 First Street
Cambridge, MA 02142
Attention:  General Counsel
Facsimile:  [***]

Email:  [***]

and

Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA  02199-3600
Attention:  [***]
Facsimile:  [***]

Email:  [***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

If to Licensee:

Otsuka Pharmaceutical Co., Ltd.
Shinagawa Grand Central Tower,

2-16-4 Konan, Minato-ku,
Tokyo, 108-8242 Japan,
Attention:  [***]
Tel:  [***]
Facsimile:  [***]

With a copy to (which shall not constitute notice for purposes of this Agreement):

Otsuka Pharmaceutical Co., Ltd.
Shinagawa Grand Central Tower,
2-16-4 Konan, Minato-ku,
Tokyo, 108-8242 Japan,
Attention:  [***]
Email:  [***]
Tel:  [***]

Otsuka Pharmaceutical Co., Ltd.
Shinagawa Grand Central Tower
2-16-4 Konan, Minato-ku
Tokyo, 108-8242 Japan
Attn:  [***]
Email:  [***]
Tel:  [***]

Otsuka America Pharmaceutical, Inc.
508 Carnegie Center Drive
Princeton, NJ 08540
Attn:  [***]

Email:  [***]

Otsuka America Pharmaceutical, Inc.
2440 Research Boulevard
Rockville, MD 20850
Attn:  [***]

Facsimile: [***]

Email: [***]

17.10.

Further Assurances.  The Parties agree to reasonably cooperate with each other in connection with any actions required to be taken as part of their respective obligations under this Agreement, and shall (a) furnish to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things (including working collaboratively to correct any clerical, typographical, or other

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

similar errors in this Agreement), all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement.
17.11.

Performance by Affiliates.  Notwithstanding anything to the contrary set forth herein, either Party shall have the right to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any Affiliate.  Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Akebia acknowledges that Licensee will perform its Medical Affairs activities, Non-Promotional Activities, and Commercialization obligations hereunder and may perform its other obligations hereunder through its Affiliates, Otsuka America Pharmaceutical, Inc. and Otsuka Pharmaceutical Development & Commercialization, Inc.

17.12.

Agency.  Neither Party is, nor will be deemed to be an employee, agent or representative of the other Party for any purpose.  Each Party is an independent contractor, not an employee or partner of the other Party.  Neither Party shall have the authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party.

17.13.

No Waiver.  Any omission or delay by either Party at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof, by the other Party, shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement.  Any waiver by a Party of a particular breach or default by the other Party shall not operate or be construed as a waiver of any subsequent breach or default by the other Party.

17.14.	No Strict Construction. This Agreement has been prepared jointly by the Parties and shall not be strictly construed against either Party.
17.15.

Cumulative Remedies.  No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

17.16.

Counterparts.  This Agreement may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.  Each Party may execute this Agreement in Adobe™ Portable Document Format (PDF) sent by electronic mail.  PDF signatures of authorized signatories of the Parties will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Agreement.

[Signature Page Follows]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this Agreement through their duly authorized representatives to be effective as of the Effective Date.

AKEBIA THERAPEUTICS, INC.		OTSUKA PHARMACEUTICAL CO. LTD.

By:	/s/ John P. Butler	By:	/s/ Tatsuo Higuchi

Name:	John P. Butler	Name:	Tatsuo Higuchi

Title:	President and CEO	Title:	President & Representative BOD

AKEBIA THERAPEUTICS, INC.		OTSUKA PHARMACEUTICAL CO. LTD.

By:	/s/ Jason A. Amello	By:	/s/ Susumu Tamai

Name:	Jason A. Amello	Name:	Susumu Tamai

Title:	SVP, CFO	Title:	Ex Deputy President

[Signature Page to Collaboration and License Agreement]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.7

Akebia Patents

Patent/Patent Application No.	Country	Title	Filing Date / Issue Date
7,811,595	US	PROLYL HYDROXYLASE INHIBITORS AND METHODS OF USE	10/12/2010
8,323,671	US	PROLYL HYDROXYLASE INHIBITORS AND METHODS OF USE	12/04/2012
8,343,952	US	PROLYL HYDROXYLASE INHIBITORS AND METHODS OF USE	01/01/2013
8,598,210	US	PROLYL HYDROXYLASE INHIBITORS AND METHODS OF USE	12/03/2013
8,940,773	US	PROLYL HYDROXYLASE INHIBITORS AND METHODS OF USE	01/27/2015
14/854,080	US	PROLYL HYDROXYLASE INHIBITORS AND METHODS OF USE	09/15/2015
9,145,366	US	PROCESS FOR PREPARING [(3-HYDROXYPYRIDINE-2-CARBONYL)AMINO]ALKANOIC ACIDS, ESTERS AND AMIDES	09/29/2015
14/833,222	US	PROCESS FOR PREPARING [(3-HYDROXYPYRIDINE-2-CARBONYL)AMINO]ALKANOIC ACIDS, ESTERS AND AMIDES	08/24/2015
14/897,849	US	COMPOSITIONS AND METHODS FOR TREATING ANEMIA	06/04/2014
14/541,284	US	SOLID FORMS OF {[5-(3-CHLOROPHENYL)-3-HYDROXYPYRIDINE-2-CARBONYL]AMINO} ACETIC ACID, COMPOSITIONS, AND USES THEREOF	11/14/2014
PCT/US16/23132	PCT	DEUTERIUM-ENRICHED HYPOXIA-INDUCIBLE FACTOR PROLYL HYDROXYLASE ENZYME INHIBITORS	03/18/2016
PCT/US16/25235	PCT	COMPOSITIONS AND METHODS FOR TREATING ANEMIA	03/31/2016

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.28

Current Global Development Program Studies

PRO2TECT program (Global Phase 3 NDD-CKD Program)

INNO2VATE program (Global Phase 3 DD-CKD Program)

Three times weekly dosing study

Hyporesponder study

[***]

[***]

[***]:

–      [***]

[***]:

–      [***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.